AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 2006

                                                               File No. 33-70958
                                                               File No. 811-8104
________________________________________________________________________________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933              /X/
                         POST-EFFECTIVE AMENDMENT NO. 27

                                       and

                          REGISTRATION STATEMENT UNDER
                       INVESTMENT COMPANY ACT OF 1940          /X/
                                AMENDMENT NO. 28

                               CONSTELLATION FUNDS

               (Exact Name of Registrant as Specified in Charter)

                         1205 Westlakes Drive, Suite 280
                         Berwyn, Pennsylvania 19312-2414

               (Address of Principal Executive Offices, Zip Code)

                                  JOHN H. GRADY
                 CONSTELLATION INVESTMENT MANAGEMENT COMPANY LP
                         1205 WESTLAKES DRIVE, SUITE 280
                         BERWYN, PENNSYLVANIA 19312-2414

                                   Copies to:

                              JOHN M. FORD, ESQUIRE
                           MORGAN, LEWIS & BOCKIUS LLP
                               1701 MARKET STREET
                             PHILADELPHIA, PA 19103

       Title of Securities Being Registered...Units of Beneficial Interest
________________________________________________________________________________

It is proposed that this filing become effective (check appropriate box):
___  immediately upon filing pursuant to paragraph (b) of Rule 485
_X_  on January 31,  2006, pursuant to paragraph (b) of Rule 485
___  60 days after filing pursuant to  paragraph (a) of Rule 485
___  on [date], pursuant to paragraph (a) of Rule 485
___  75 days after filing pursuant to paragraph (a)(2) of Rule 485
________________________________________________________________________________

[GRAPHIC OMITTED]


                                                                      Prospectus
                                                                January 31, 2006






Constellation Clover Core Value Fund
Constellation Clover Small Cap Value Fund
Constellation Clover Core Fixed Income Fund
Constellation Chartwell Ultra Short Duration Fixed Income Fund
Constellation Chartwell Short Duration Fixed Income Fund
Constellation HLAM Large Cap Quality Stock Fund
Constellation Pitcairn Diversified Value Fund
Constellation Pitcairn Select Value Fund
Constellation Pitcairn Diversified Growth Fund
Constellation Pitcairn Small Cap Fund
Constellation Pitcairn Family Heritage(R) Fund
Constellation Pitcairn Taxable Bond Fund
Constellation Pitcairn Tax-Exempt Bond Fund
Constellation Sands Capital Select Growth Fund
Constellation TIP Mid Cap Fund
Constellation TIP Healthcare & Biotechnology Fund
Constellation International Equity Fund
Constellation Small Cap Value Opportunities Fund
Constellation Strategic Value and High Income Fund








The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS

Constellation Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment objectives and strategies. This Prospectus gives you important information about the shares of the Constellation Funds that you should know before investing. Please read this Prospectus and keep it for future reference.

This Prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the share classes offered and risk and return that is common to each Fund. For more detailed information about the Funds, please see:

  3     Constellation Clover Core Value Fund

  6     Constellation Clover Small Cap Value Fund


  9     Constellation Clover Core Fixed Income Fund

 13     Constellation Chartwell Ultra Short Duration Fixed Income Fund

 16     Constellation Chartwell Short Duration Fixed Income Fund

 20     Constellation HLAM Large Cap Quality Stock Fund

 23     Constellation Pitcairn Diversified Value Fund

 26     Constellation Pitcairn Select Value Fund

 29     Constellation Pitcairn Diversified Growth Fund

 32     Constellation Pitcairn Small Cap Fund

 35     Constellation Pitcairn Family Heritage(R) Fund

 38     Constellation Pitcairn Taxable Bond Fund

 42     Constellation Pitcairn Tax-Exempt Bond Fund

 45     Constellation Sands Capital Select Growth Fund

 48     Constellation TIP Mid Cap Fund

 51     Constellation TIP Healthcare & Biotechnology Fund

 55     Constellation International Equity Fund

 59     Constellation Small Cap Value Opportunities Fund

 63     Constellation Strategic Value and High Income Fund

 68     Investments and Portfolio Management

 81     Purchasing, Selling and Exchanging Constellation Funds

 89     Dividends, Distributions and Taxes

 90     Financial Highlights


    To obtain more information about Constellation Funds, please refer to the back cover of the Prospectus.





                                                                Prospectus    1

   INTRODUCTION

Each Fund is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Each Fund has its own investment objective and strategies for reaching that objective. The investment adviser (the "Adviser") and each sub-adviser (a "sub-adviser") invest each Fund's assets in a way that they believe will help the Fund achieve its objective.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and sub-adviser's judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or a sub-adviser does, you could lose money on your investment in a Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Some Funds are more exposed to a single segment or sector of the economy than others and the amount of exposure that a given Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

CHOOSING CLASS I OR CLASS II SHARES

The Constellation Funds offer Class I and Class II Shares. Below is a summary of some of the characteristics of each Class:

o Class I and Class II Shares have different expenses and other characteristics. Class I Shares have lower annual expenses while Class II Shares have higher annual expenses. The performance of Class I and Class II Shares will differ due to differences in expenses.

o Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' accounts.

o Class II Shares are for investments made through financial institutions or intermediaries.


o The following Funds currently offer Class II Shares: Constellation HLAM Large Cap Quality Stock Fund, Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Diversified Growth Fund, Constellation Pitcairn Small Cap Fund, Constellation Pitcairn Family Heritage(R) Fund, Constellation Pitcairn Taxable Bond Fund, Constellation Pitcairn Tax-Exempt Bond Fund, Constellation Sands Capital Select Growth Fund, Constellation TIP Mid Cap Fund, Constellation Small Cap Value Opportunities Fund, Constellation TIP Healthcare & Biotechnology Fund, Constellation International Equity Fund and Constellation Strategic Value and High Income Fund.










2    Prospectus

   CONSTELLATION CLOVER CORE VALUE FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term total return

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Constellation Clover Core Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. The Fund may invest in companies of any size in order to achieve its goal. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the market capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.


Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of equity investing.












                                                                Prospectus    3

CONSTELLATION CLOVER CORE VALUE FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year for the past ten years.(1)




                               [GRAPHIC OMITTED]

  1996     1997    1998    1999    2000   2001     2002     2003    2004   2005
 ------   ------  ------   -----  ------ ------  --------  ------  -----  -----
 22.87%   17.54%  (1.47)%  4.27%  10.70% 13.00%  (12.04)%  32.65%  17.77% 12.09%




(1)The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Midcap Value Fund and was advised by Clover Capital. On May 1,
2001, the shareholders of the Clover Midcap Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004 the Fund operated as the Turner Core Value Fund. On May 7, 2004, the Turner Core Value Fund was reorganized into the Constellation Clover Core Value Fund.


                               BEST QUARTER                             WORST QUARTER
                                  19.28%                                   (16.03)%
                                (6/30/03)                                 (9/30/02)



This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to those of the Russell 3000 Value Index and the Russell 3000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                  1 YEAR          5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------------------
 Constellation Clover Core Value Fund -
   Class I Shares
   Before taxes on distributions                                                  12.09%           11.72%          11.08%
   After taxes on distributions                                                   10.58%           10.13%           9.04%
   After taxes on distributions
    and sale of shares                                                             9.49%            9.64%           8.78%
 Russell 3000 Value Index(1)                                                       6.85%            5.86%          11.04%
 Russell 3000 Index(2)                                                             6.12%            1.58%           9.20%



(1)The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
(2)The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization.












4    Prospectus

   CONSTELLATION CLOVER CORE VALUE FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                  CLASS I SHARES

Redemption Fee (as a percentage of amount redeemed, if applicable)    2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                  CLASS I SHARES
Investment Advisory Fees                                              0.77%(2)
Distribution (12b-1) Fees                                              None
Other Expenses                                                        0.36%
                                                                  --------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.13%



(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 3000 Index (the "Benchmark Index"), and this fee may range from 0.615% to 0.865% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CLOVER CORE VALUE FUND -
  CLASS I SHARES                                                      $115              $359             $622            $1,375


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








                                                                Prospectus    5

   CONSTELLATION CLOVER SMALL CAP VALUE FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . .. Long-term total return

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . .. Common stocks of U.S. small capitalization companies
-----------------------------------------------------------------------------------------------------

Principal Strategy


The Constellation Clover Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of December 31, 2005, the Russell 2000 Value Index included companies with capitalizations between $38 million and $3.5 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.


The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.


Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of small cap equity investing.








6    Prospectus

CONSTELLATION CLOVER SMALL CAP VALUE FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)



                               [GRAPHIC OMITTED]

   1997    1998    1999    2000    2001     2002     2003    2004    2005
  ------   -----  ------  ------  ------  --------  ------   -----   -----
  15.47%   2.01%  29.57%  10.59%  27.42%  (20.75)%  45.52%   20.14%   3.06%

(1)The performance information shown above is based on a calendar year. From the Fund's inception on February 28, 1996 until May 1, 2001, the Fund operated as the Clover Small Cap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Small Cap Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004, the Fund operated as the Turner Small Cap Value Fund. On May 7, 2004, the Turner Small Cap Value Fund was reorganized into the Constellation Clover Small Cap Value Fund.



                BEST QUARTER                    WORST QUARTER
                   26.61%                          (22.37)%
                 (6/30/99)                        (9/30/02)




This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                      SINCE
                                                                                  INCEPTION
                                                1 YEAR           5 YEARS          (2/28/96)
--------------------------------------------------------------------------------------------
 Constellation Clover Small Cap
   Value Fund -
   Class I Shares
   Before taxes on distributions                 3.06%            12.71%             14.44%
   After taxes on distributions                  0.55%            12.10%             13.27%
   After taxes on distributions
    and sale of shares                           5.36%            11.11%             12.44%
 Russell 2000 Value Index(1)                     4.71%            13.55%             13.04%



(1)The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.










                                                                Prospectus    7

CONSTELLATION CLOVER SMALL CAP VALUE FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)



                                                                  CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)   2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                  CLASS I SHARES
Investment Advisory Fees                                              0.81%(2)
Distribution (12b-1) Fees                                              None
Other Expenses                                                        0.42%
                                                                   -------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.23%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 2000 Value Index (the "Benchmark Index"), and this fee may range from 0.70% to 1.00% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:





                                              1 YEAR    3 YEARS    5 YEARS   10 YEARS

CONSTELLATION CLOVER SMALL CAP VALUE FUND -
 Class I Shares                                $125       $390      $676      $1,489

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








8    Prospectus

CONSTELLATION CLOVER CORE FIXED INCOME FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Seeks high current income consistent with reasonable risk to capital

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Fixed income obligations of U.S. issuers

-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Core Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities consisting of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Investment grade fixed income securities included securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), to be of comparable quality. Corporate debt obligations include corporate bonds, debentures, and notes.

In selecting investments for the Fund, Clover Capital chooses fixed income securities of issuers that it believes will offer attractive income potential with a reasonable level of risk. Clover Capital invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative market values of the sectors in which the Fund invests. In assessing the relative market values of these sectors, Clover Capital generally considers whether the securities included within a sector are selling at a discount to their perceived market value.


Clover Capital does not attempt to forecast interest rate changes, and the securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Fund's average duration will typically be between four and six years. Clover Capital generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative market values of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

PRINCIPAL RISKS
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated (e.g., rated BB or lower by S&P, or Ba or lower by Moody's) securities is even greater than that of higher-rated (e.g., rated BBB or higher by S&P, or Baa or higher by Moody's) securities. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.


Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the price sensitivity of fixed income securities for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.


Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not







                                                                Prospectus    9

CONSTELLATION CLOVER CORE FIXED INCOME FUND

gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.


This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year for the past ten years.(1)




                               [GRAPHIC OMITTED]

  1996     1997    1998     1999    2000   2001    2002    2003    2004    2005
  -----   -----   -----   -------  ------  -----  ------   -----   -----   -----
  4.40%   9.57%   7.88%   (1.94)%  12.31%  7.34%  10.27%   1.70%   3.77%   2.41%




(1)The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital. On May 1,
2001, the shareholders of the Clover Fixed Income Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004, the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed
Income Fund was reorganized into the Constellation Clover Core Fixed Income
Fund.





               Best Quarter               Worst Quarter
                  4.59%                      (2.53)%
                (9/30/02)                   (6/30/04)






10    Prospectus

CONSTELLATION CLOVER CORE FIXED INCOME FUND

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.





                                                                                                 1 YEAR    5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 Constellation Clover Core Fixed Income
   Fund - Class I Shares
   Before taxes on distributions                                                                  2.41%      5.05%      5.69%
   After taxes on distributions                                                                   0.54%      3.15%      3.47%
   After taxes on distributions and sale of shares                                                1.96%      3.24%      3.53%
 Lehman Brothers Aggregate Bond Index(1)                                                          2.43%      5.87%      6.16%

(1)The Lehman Brothers Aggregate Bond Index is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                  CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)    2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                                                                  CLASS I SHARES
Investment Advisory Fees                                              0.45%(2)
Distribution (12b-1) Fees                                              None
Other Expenses                                                        0.41%
                                                                  --------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.86%






(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman Brothers Aggregate Bond Index (the "Benchmark Index"), and this fee may range from 0.37% to 0.53% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.











                                                               Prospectus    11

CONSTELLATION CLOVER CORE FIXED INCOME FUND

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CLOVER CORE FIXED INCOME FUND -
 CLASS I SHARES                                                       $88              $274             $477            $1,061


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








12    Prospectus

CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Maximum total return consistent with the preservation of capital

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Fixed income securities issued or guaranteed by the U.S. government and its ag instrumentalities

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Chartwell Ultra Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that are attractively priced relative to the market or to similar instruments. In addition, Chartwell considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Chartwell manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills.

PRINCIPAL RISKS


The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.


Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.


The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.


Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if









                                                               Prospectus    13

CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND

the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year for the past ten years.(1)




                                [GRAPHIC OMITTED]

  1996     1997    1998     1999    2000   2001    2002    2003    2004    2005
  -----   -----   -----   -------  ------  -----  ------   -----   -----   -----
  6.41%   6.30%   5.84%    5.41%    6.99%  5.81%   2.67%   1.35%   1.74%   2.93%



(1)The performance information shown above is based on a calendar year. From the commencement of operations of the Fund on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - One
Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now
Turner Funds) Turner Short Duration Government Funds - One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund.



                  Best Quarter                 Worst Quarter
                     2.02%                        (0.23)%
                    (3/31/01)                     (6/30/03)





This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to those of the Merrill Lynch Three-Month U.S. Treasury Bill Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                      1 YEAR          5 YEARS        10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
 Constellation Chartwell Ultra Short Duration
   Fixed Income Fund - Class I Shares
   Before taxes on distributions                                                       2.93%            2.89%           4.53%
   After taxes on distributions                                                        1.72%            1.79%           2.76%
   After taxes on distributions and sale of shares                                     1.89%            1.81%           2.76%
 Merrill Lynch Three-Month
   U.S. Treasury Bill Index(1)                                                         3.07%            2.34%           3.85%


(1)The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.





14    Prospectus

CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND



FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES
(fees paid directly from your investment)




                                                                  CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)     None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                                                                  CLASS I SHARES
Investment Advisory Fees                                              0.25%(2)
Distribution (12b-1) Fees                                              None
Other Expenses                                                        0.37%
                                                                  --------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.62%




(1)A $10 fee is imposed for wire transfers of redemption proceeds.

(2) The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Merrill Lynch Three-Month U.S. Treasury Bill Index (the "Benchmark Index"), and this fee may range from 0.19% to 0.31% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CHARTWELL ULTRA SHORT DURATION
  FIXED INCOME FUND - CLASS I SHARES                                  $63              $199             $346              $774

WHAT IS AN INDEX?


An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.







                                                               Prospectus    15

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Maximum total return consistent with the preservation of capital

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Fixed income securities issued or guaranteed by the U.S. government and its ag instrumentalities

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Chartwell Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.


In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that are attractively priced relative to the market or to similar instruments. In addition, Chartwell considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Chartwell manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three-year U.S. Treasury bills.

PRINCIPAL RISKS


The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.


Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.


The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.


Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if







16    Prospectus

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND

the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year for the past ten years.(1)



                               [GRAPHIC OMITTED]


  1996    1997    1998    1999    2000   2001   2002    2003    2004    2005
  -----   -----   -----   -----   -----  -----  -----   -----   -----   -----
  5.26%   6.92%   6.93%   2.75%   8.25%  6.74%  5.18%   1.69%   2.13%   1.83%

(1)The performance information shown above is based on a calendar year. From the commencement of operations of the Fund on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - Three Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now
Turner Funds) Turner Short Duration Government Funds - Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund. On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Short Duration Fixed Income Fund.


                    BEST QUARTER                  WORST QUARTER
                       3.05%                         (0.75%)
                     (9/30/98)                      (6/30/04)









                                                               Prospectus    17

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND



This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                           1 YEAR              5 YEARS             10 YEARS
---------------------------------------------------------------------------------------------------------------------------
 Constellation Chartwell Short Duration
   Fixed Income Fund - Class I Shares
   Before taxes on distributions                                            1.83%                3.50%                4.74%
   After taxes on distributions                                             0.41%                2.09%                2.79%
   After taxes on distributions and sale of shares                          1.19%                2.14%                2.83%
 Lehman Brothers 1-3 Year
   U.S. Government Bond Index(1)                                            1.72%                3.83%                4.89%

(1)The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely-recognized index of U.S. government obligations with maturities of at least one year.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                  CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)     None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                  CLASS I SHARES
Investment Advisory Fees                                              0.25%(2)
Distribution (12b-1) Fees                                              None
Other Expenses                                                        0.41%
                                                                  --------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.66%


(1)A $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index (the "Benchmark Index"), and this fee may range from 0.19% to 0.31% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.










18    Prospectus

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CHARTWELL SHORT DURATION FIXED
 INCOME FUND - CLASS I SHARES                                          $67              $211             $368              $822





WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.










                                                               Prospectus    19

CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of large capitalization companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Constellation HLAM Large Cap Quality Stock Fund (formerly, Constellation HLAM Large Cap Quality Growth Fund) invests, under normal market conditions, at least 80% of its assets in common stocks of companies having a large market capitalization that the sub-adviser, Hilliard Lyons Asset Management ("HLAM"), believes to have long-term capital appreciation possibilities. This strategy is a fundamental policy that can only be changed with the approval of shareholders. For the purposes of this Fund, large cap companies are defined as companies with minimum market capitalizations at the time of purchase of $5 billion. The Fund will typically own between 30 and 50 stocks, which is a smaller number of stocks than diversified funds own.

HLAM invests in common stocks of "quality" companies - companies that it believes have attractive growth prospects looking forward. It focuses on companies it believes to have long-term competitive advantages over their competition and identifiable growth drivers for the future. Financial strength is also a focus for HLAM; HLAM invests only in companies which it considers to have strong balance sheets, significant free cash flow, and historically high returns on invested capital. Typically HLAM selects stocks of companies it considers to be industry leaders commanding a significant and expanding market share in their respective businesses. HLAM also focuses on the valuations of their universe of common stocks and only invests in what it believes to be companies whose valuations are justifiable by the companies' quality and perceived future growth rate.


HLAM generally considers selling a security when it reaches a target price, when it fails to perform as expected, when its growth rate slows, or when other opportunities appear more attractive.

PRINCIPAL RISKS


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.


The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalization in excess of $5 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.


Under certain market conditions, the Fund may be invested in medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.


The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.








20    Prospectus

CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND



PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)


                               [GRAPHIC OMITTED]


 1996    1997    1998    1999   2000   2001     2002     2003    2004    2005
------  ------  ------   -----  ----- ------- --------  ------   -----   -----
20.02%  40.41%  13.58%   3.23%  0.53% (8.85)% (22.24)%  19.49%   4.73%   1.43%


(1)The performance information shown above is based on a calendar year. From the Fund's inception on January 6, 1992 until November 5, 2004, the Fund operated as Hilliard Lyons Growth Fund, Inc. and was advised by Hilliard Lyons Asset Management. On November 5, 2004, Hilliard Lyons Growth Fund, Inc. was reorganized with and into the Constellation HLAM Large Cap Quality Growth
Fund. Effective July 21, 2005, the Fund's name was changed to Constellation
HLAM Large Cap Quality Stock Fund.

                  BEST QUARTER               WORST QUARTER
                     19.29%                     (14.10)%
                   (12/31/98)                   (6/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Growth Index and the Russell 1000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                1 YEAR          5 YEARS(1)         10 YEARS(1)
----------------------------------------------------------------------------------------------
 Constellation HLAM Large Cap Quality
   Stock Fund - Class II Shares
   Before taxes on distributions                 1.43%           (2.09)%              5.98%
   After taxes on distributions                (3.11)%           (3.89)%              4.58%
   After taxes on distributions and
   sale of shares                                7.00%           (1.76)%              5.07%
 Russell 1000 Growth Index(2)                    5.26%           (3.58)%              6.73%
 Russell 1000 Index(3)                           6.27%             1.07%              9.29%


(1)Returns include performance of Hilliard Lyons Growth Fund, Inc.'s Class A Shares, which are not offered by the Constellation HLAM Large Cap Quality Stock Fund.

(2)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Fund's investment portfolio contains both "growth" and "value" stocks, thus making the Russell 1000 Index an appropriate measure of the Fund's relative performance.






                                                               Prospectus    21

CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                 CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)   2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)



                                                                 CLASS II SHARES
Investment Advisory Fees                                             0.75%(2)
Distribution (12b-1) Fees                                             None
Other Expenses                                                       0.90%(3,4)
                                                                 ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.65%
Less Fee Waivers and Expense
Reimbursements                                                      (0.40)%
                                                                 ---------------
NET TOTAL OPERATING EXPENSES                                          1.25%



(1)Applies only to redemptions within 90 days of purchases. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.65% to 0.85% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.

(4)CIMCO has contractually agreed to waive fees and to reimburse expenses, in order to keep the Fund's "Other Expenses" from exceeding 0.50% through October 1, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION HLAM LARGE CAP QUALITY STOCK
 FUND - CLASS II SHARES                                               $127              $453             $833            $1,897


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.














22    Prospectus

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Diversified Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. Dividend income is a consideration incidental to the Fund's investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.


PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is subject to the risk that its primary market segment, investments in stocks issued by companies that have market capitalizations in excess of $1.5 billion, may underperform other market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).


This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.







                                                               Prospectus    23

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)


                                [GRAPHIC OMITTED]

                      2001      2002     2003     2004    2005
                     ------   -------   ------   ------   -----
                     (4.91)%  (13.28)%  29.04%   14.13%   4.88%


(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Value Fund was reorganized into the Constellation Pitcairn Diversified Value Fund.



                    Best Quarter               Worst Quarter
                       17.45%                     (17.57)%
                     (6/30/03)                   (9/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                           SINCE
                                                                                       INCEPTION
                                             1 YEAR                5 YEARS              (8/4/00)
-------------------------------------------------------------------------------------------------
 Constellation Pitcairn
   Diversified Value Fund -
   Class II Shares
   Before taxes on
   distributions                              4.88%                  4.96%                 5.61%
   After taxes on distributions               3.15%                  4.36%                 5.03%
   After taxes on distributions
   and sale of shares                         4.79%                  4.07%                 4.65%
 Russell 1000 Value Index(1)                  7.05%                  5.28%                 6.09%



(1)The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.




24    Prospectus

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)



                                                                 CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)   2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                 CLASS II SHARES
Investment Advisory Fees                                             0.69%(2)
Distribution (12b-1) Fees                                             None
Other Expenses                                                       0.52%(3,4)
                                                           ---------------------

TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.21%
 Less Fee Waivers and Expense Reimbursements                       (0.12)%
                                                           ---------------------
NET TOTAL OPERATING EXPENSES                                         1.09%



(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"), and this fee may range from 0.60% to 0.80% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses, in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND -
 CLASS II SHARES                                                      $111              $366             $647            $1,450


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.












                                                               Prospectus    25

CONSTELLATION PITCAIRN SELECT VALUE FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY


The Constellation Pitcairn Select Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in companies that have a market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective. The Fund will typically own between 25 and 40 stocks, which is a smaller number of stocks than diversified funds own.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. Dividend income is a consideration incidental to the Fund's investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.


PRINCIPAL RISKS


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is subject to the risk that its primary market segment, investments in stocks of companies that have market capitalizations in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.










26    Prospectus

CONSTELLATION PITCAIRN SELECT VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)



                                [GRAPHIC OMITTED]


              2001     2002     2003     2004    2005
            -------  --------  ------   ------   -----
            (2.19)%  (22.18)%  30.23%   11.95%   1.46%


(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Select Value Fund was reorganized into the Constellation Pitcairn Select Value Fund.

                 Best Quarter             Worst Quarter
                    17.46%                   (21.21)%
                  (6/30/03)                 (9/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.



                                                                                           SINCE
                                                                                       INCEPTION
                                             1 YEAR                5 YEARS             (8/11/00)
------------------------------------------------------------------------------------------------
 Constellation Pitcairn Select
   Value Fund -
   Class II Shares
   Before taxes on
   distributions                              1.46%                  2.40%                 4.29%
   After taxes on distributions             (0.57)%                  1.71%                 3.61%
   After taxes on distributions
   and sale of shares                         2.64%                  1.87%                 3.49%
 Russell 1000 Value Index(1)                  7.05%                  5.28%                 5.91%



(1)The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.










                                                               Prospectus    27

CONSTELLATION PITCAIRN SELECT VALUE FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)



                                                                 CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)   2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                 CLASS II SHARES
Investment Advisory Fees                                             0.69%(2)
Distribution (12b-1) Fees                                             None
Other Expenses                                                       0.55%(3,4)
                                                                 ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.24%
 Less Fee Waivers and Expense Reimbursements                        (0.10)%
                                                                 ---------------
NET TOTAL OPERATING EXPENSES                                          1.14%



(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"), and this fee may range from 0.60% to 0.80% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.45% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN SELECT VALUE FUND -
  CLASS II SHARES                                                     $116              $378             $666            $1,487


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








28    Prospectus

CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY


The Constellation Pitcairn Diversified Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks issued by companies that the sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes have above average earnings or revenue growth potential. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective.


Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called growth stocks, in Pitcairn's judgment, should increase over time if earnings and/or revenue growth targets are met or exceeded. Pitcairn generally considers selling a security when it reaches a target price, when earnings or revenue growth targets are not met, or when other opportunities appear more attractive.

PRINCIPAL RISKS


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in stocks of growth companies that have market capitalizations in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of growth stock investing is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.


This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.








                                                               Prospectus    29

   CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)


                                [GRAPHIC OMITTED]

                   2001       2002      2003    2004    2005
                 --------   --------   ------   -----   -----
                 (17.70)%   (31.30)%   26.93%   8.22%   1.24%


(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Growth Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Growth Fund was reorganized with and into the Constellation Pitcairn Diversified Growth Fund.

                   Best Quarter                Worst Quarter
                      15.58%                      (19.30)%
                    (12/31/01)                    (6/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                                                        SINCE
                                                                                                                    INCEPTION
                                                                                   1 YEAR           5 YEARS           (8/4/00)
------------------------------------------------------------------------------------------------------------------------------
 Constellation Pitcairn Diversified Growth Fund - Class II Shares
   Before taxes on distributions                                                    1.24%           (4.70)%           (9.15)%
   After taxes on distributions                                                     1.23%           (4.71)%           (9.17)%
   After taxes on distributions and sale of shares                                  0.81%           (3.93)%           (7.51)%
 Russell 1000 Growth Index(1)                                                       5.26%           (3.58)%           (7.92)%



(1)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.










30    Prospectus

CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                 CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)   2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                                                                 CLASS II SHARES
Investment Advisory Fees                                             0.70%(2)
Distribution (12b-1) Fees                                             None
Other Expenses                                                       0.53%(3,4)
                                                                 ---------------

TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.23%
Less Fee Waivers and Expense
Reimbursements                                                      (0.13)%
                                                                 ---------------
Net Total Operating Expenses                                          1.10%



(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.60% to 0.80% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND -
  CLASS II SHARES                                                     $112              $371             $657            $1,472


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.












                                                               Prospectus    31

   CONSTELLATION PITCAIRN SMALL CAP FUND




INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. small capitalization companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY


The Constellation Pitcairn Small Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. small capitalization companies. For purposes of the Fund, small capitalization companies are those that have market capitalizations between $100 million and $2 billion. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and typically owns both "growth" and "value" stocks.


The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), adheres to an investment philosophy which focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. Pitcairn seeks growth stocks with above average potential for growth in revenue and earnings. Pitcairn seeks value stocks with attractive valuations within their industries and market sectors, as measured by such traditional investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies


This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of small cap equity investing.








32    Prospectus

CONSTELLATION PITCAIRN SMALL CAP FUND



PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)



                               [GRAPHIC OMITTED]



                     2001     2002      2003     2004    2005
                    -----   --------   ------   ------   -----
                    7.62%   (17.48)%   49.85%   15.21%   0.11%


(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 25, 2000 until August 1, 2004, the Fund operated as the Pitcairn Small Cap Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Small Cap Fund was reorganized into the Constellation Pitcairn Small Cap Fund.

                 BEST QUARTER              WORST QUARTER
                    21.79%                    (17.06)%
                  (6/30/03)                  (9/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 2000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                           SINCE
                                                                                       INCEPTION
                                             1 YEAR                5 YEARS             (8/25/00)
------------------------------------------------------------------------------------------------
 Constellation Pitcairn Small Cap Fund -
   Class II Shares
   Before taxes on
   distributions                              0.11%                  8.95%                10.69%
   After taxes on distributions             (1.85)%                  8.39%                10.12%
   After taxes on distributions
   and sale of shares                         2.71%                  7.71%                 9.25%
 Russell 2000 Index(1)                        4.55%                  8.22%                 6.12%



(1)The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.










                                                               Prospectus    33

CONSTELLATION PITCAIRN SMALL CAP FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)



                                                                 CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)   2.00%(1)
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
                                                                 CLASS II SHARES
Investment Advisory Fees                                             0.69%(2)
Distribution (12b-1) Fees                                             None
Other Expenses                                                       0.55%(3,4)
                                                                 ---------------

TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.24%
Less Fee Waivers and Expense Reimbursements                         (0.15)%
                                                                 ---------------
NET TOTAL OPERATING EXPENSES                                          1.09%



(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 2000 Index (the "Benchmark Index"), and this fee may range from 0.60% to 0.80% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July
31, 2007. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Other Information - Contractual Fee Waiver Agreement" for additional information. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN SMALL CAP FUND -
  CLASS II SHARES                                                     $111              $371             $659            $1,480


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








34    Prospectus

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. companies

 -------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY


The Constellation Pitcairn Family Heritage(R) Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies where at least 10% of the outstanding shares are owned or held by a founding family or foundation. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size in order to achieve its investment objective. The Fund will typically own between 50-65 stocks, which is a smaller number of stocks than diversified funds generally own.


The sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes that family-controlled companies tend to seek high after-tax returns on investment and manage their businesses with a view toward long-term planning. Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies. The Fund produces less current income than the U.S. stock market average, in part because its portfolio companies tend to reinvest earnings in the business. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, when it no longer meets Pitcairn's family ownership criteria, or when other opportunities appear more attractive.

PRINCIPAL RISKS


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.


The Fund is subject to the risk that family-controlled equity securities may underperform other equity market segments or the equity markets as a whole.


To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.


The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.








                                                               Prospectus    35

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)

                               [GRAPHIC OMITTED]


 1996    1997    1998    1999     2000    2001     2002     2003    2004   2005
------  ------  ------  ------  ------- --------  -------  ------  ------  -----
19.78%  38.25%  23.67%  32.34%  (9.04)% (10.32)%  (17.25)% 28.44%  11.38%  1.23%


(1)The performance information shown above is based on a calendar year. From the Fund's inception on October 31, 1989 until August 4, 2000, the Fund was operated as a common trust fund by Pitcairn Trust Company. Performance prior to August 4, 2000 includes performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Family Heritage(R) Fund, which was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Family Heritage(R) Fund was reorganized with and into the Constellation Pitcairn Family Heritage(R) Fund.


                        BEST QUARTER            WORST QUARTER
                           26.95%                  (15.25)%
                         (12/31/99)                (9/30/01)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Wilshire 5000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                 1 YEAR          5 YEARS         10 YEARS(1)
--------------------------------------------------------------------------------------------
 Constellation Pitcairn Family Heritage(R) Fund -
   Class II Shares
   Before taxes on distributions                  1.23%            1.45%            10.23%
   After taxes on distributions                   1.19%            1.43%               N/A
   After taxes on distributions and
   sale of shares                                 0.84%            1.24%               N/A
 Wilshire 5000 Index(2)                           6.33%            2.12%             9.16%





(1)Ten-Year return before taxes includes performance of the Pitcairn Family Heritage(R) Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

(2)The Wilshire 5000 Index is a widely-recognized unmanaged index of large, mid and small capitalization stocks. It represents the broadest index for the U.S. equity market, measuring the performance of all U.S. headquartered equity securities with readily available price data.








36    Prospectus

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND



FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                 CLASS II SHARES

Redemption Fee (as a percentage of amount redeemed, if applicable)   2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                                                                 CLASS II SHARES
Investment Advisory Fees                                             0.89%(2)
Distribution (12b-1) Fees                                             None
Other Expenses                                                       0.55%(3,4)
                                                                 ---------------
Total Annual Fund Operating
Expenses                                                             1.44%
Less Fee Waivers and Expense
Reimbursements                                                     (0.15)%
                                                                 ---------------
Net Total Operating Expenses                                         1.29%



(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Wilshire 5000 Index (the "Benchmark Index"), and this fee may range from 0.80% to 1.00% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                         1 YEAR          3 YEARS           5 YEARS         10 YEARS
CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND -
  CLASS II SHARES                                                          $131             $434              $766           $1,705


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








                                                               Prospectus    37

CONSTELLATION PITCAIRN TAXABLE BOND FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Income and capital appreciation consistent with prudent investment risk and liquidity

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Fixed income securities

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Taxable Bond Fund invests in investment grade fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), and U.S. and foreign corporations. Under normal market conditions, the Fund invests at least 80% of the value of its assets in fixed income securities of all types. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders.

The Fund maintains an average maturity that is generally similar to that of the broad-based securities index selected as the Fund's benchmark; however, there is no limit on the maximum maturity for a particular investment. The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn") also considers the "effective duration" of the Fund's entire portfolio when selecting securities. The Fund will typically invest its assets in the securities of a smaller number of issuers than other, more diversified funds.


Pitcairn selects securities for the Fund in order to provide relatively stable current income, a competitive current yield and reasonable principal volatility. The fixed income securities the Fund owns may also have the potential for moderate price appreciation. U.S. Government Securities in which the Fund may invest include U.S. Treasury bills, notes and bonds, and mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). Investment grade fixed income securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or which Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its assets in fixed income securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security.


PRINCIPAL RISKS


The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

The Fund's U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.










38    Prospectus

CONSTELLATION PITCAIRN TAXABLE BOND FUND

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may invest in foreign securities, which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio.


The Fund is subject to the risk that its particular market segment (investment-grade fixed income securities) may underperform compared to other market segments or to the fixed income markets as a whole.


This Fund should only be purchased by investors seeking income and capital appreciation consistent with prudent investment risk and liquidity who can withstand share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)

                                [GRAPHIC OMITTED]


 1996    1997    1998     1999      2000   2001   2002    2003    2004    2005
 -----   -----   -----   -------   -----   -----  -----   -----   -----   -----
 2.06%   9.49%   8.90%   (2.98)%   12.53%  8.02%  7.51%   5.45%   3.56%   1.01%




(1)The performance information shown above is based on a calendar year. From the Fund's inception on December 31, 1988 until August 4, 2000, the Fund was operated as a collective trust fund by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Taxable Bond Fund, advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Taxable Bond Fund was reorganized into the Constellation Pitcairn Taxable Bond Fund.





               BEST QUARTER              WORST QUARTER
                  4.83%                     (3.04)%
                (12/31/00)                 (6/30/04)









                                                               Prospectus    39

CONSTELLATION PITCAIRN TAXABLE BOND FUND



This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Lehman U.S. Government Credit Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                      1 YEAR          5 YEARS        10 YEARS(1)
--------------------------------------------------------------------------------------------------------------------------------
 Constellation Pitcairn Taxable Bond Fund -
   Class II Shares
   Before taxes on distributions                                                       1.01%            5.08%           5.46%
   After taxes on distributions                                                      (0.44)%            3.19%             N/A
   After taxes on distributions and sale of shares                                     0.65%            3.20%             N/A
 Lehman U.S. Government Credit Index(2)                                                2.37%            6.11%           6.17%





(1)Ten-Year return before taxes includes performance of the Pitcairn Taxable Bond Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.

(2)The Lehman U.S. Government Credit Index is a widely-recognized unmanaged index of government and corporate fixed income securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                 CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)   2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                 CLASS II SHARES
Investment Advisory Fees                                             0.39%(2)
Distribution (12b-1) Fees                                             None
Other Expenses                                                       0.57%(3,4)
                                                                 ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.96%
Less Fee Waivers and Expense Reimbursements                         (0.07)%
                                                                 ---------------

NET TOTAL OPERATING EXPENSES                                          0.89%



(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman U.S. Government Credit Index (the "Benchmark Index"), and this fee may range from 0.32% to 0.48% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.








40    Prospectus

CONSTELLATION PITCAIRN TAXABLE BOND FUND

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN TAXABLE BOND FUND -
  CLASS II SHARES                                                      $91              $296             $521            $1,169


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








                                                               Prospectus    41

CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Current income exempt from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Securities issued by states and municipalities

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Tax-Exempt Bond Fund invests in municipal securities issued by states, territories, and possessions of the United States and their political subdivisions, the interest from which is exempt from federal income taxes. Normally, the Fund will invest its assets so at least 80% of the income it distributes will be exempt from federal income tax. This is a fundamental investment policy that can only be changed with the approval of shareholders. The Fund will not invest more than 20% of its total assets in securities that pay interest subject to the alternative minimum tax. There is no restriction on the Fund's average weighted maturity or on the maturity of any single security held by the Fund.


The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), selects securities for the Fund in order to obtain as high a level of income as is consistent with moderate share price volatility, and to anticipate changing credit conditions. The Fund invests only in municipal securities that are investment grade. Investment grade municipal securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or that Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its total assets in municipal securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security, and will not invest more than 25% of its total assets in securities of issuers located in any single state, territory or possession.


PRINCIPAL RISKS

The Fund is designed for long-term taxable investors and is expected to provide current tax-exempt income. The Fund is not expected to perform as well as a taxable bond portfolio, but return to shareholders may be as good or better on an after-tax basis.


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower-rated securities is even greater than higher-rated securities. Also, longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money. There may be economic or political changes that impact the ability of tax-exempt issuers to make principal interest payments on their securities. Changes in the financial condition or credit rating of tax-exempt issuers also may adversely affect the value of the Fund's securities. The Fund is subject to the risk that its emphasis on current income and moderate price volatility may cause it to underperform other fixed income funds that pursue other objectives or the fixed income markets as a whole.


While the Fund invests its assets so at least 80% of the income it distributes will be exempt from federal income tax, the Fund may distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

This Fund should only be purchased by investors seeking current income from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity, who can withstand share price volatility.








42    Prospectus

   CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)

                               [GRAPHIC OMITTED]

  1996     1997    1998    1999    2000   2001   2002    2003    2004    2005
  -----   -----   -----   ------  ------  -----  -----   -----   -----   -----
  4.40%   8.20%   5.69%   (2.68)% 10.88%  4.34%  9.29%   5.26%   3.31%   2.48%



(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 31, 1988 until August 11, 2000, the Fund was operated as a common trust fund by Pitcairn Trust Company. Performance returns prior to August 11, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Tax-Exempt Bond Fund, which was advised by Pitcairn
Investment Management. On August 1, 2004, the Pitcairn Tax-Exempt Bond Fund was reorganized into the Constellation Pitcairn Tax-Exempt Bond Fund.



                BEST QUARTER                WORST QUARTER
                   4.86%                       (2.34)%
                 (9/30/02)                    (6/30/04)



This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Lehman Municipal Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                              1 YEAR               5 YEARS             10 YEARS(1)
--------------------------------------------------------------------------------------------------
 Constellation Pitcairn Tax-Exempt Bond Fund -
   Class II Shares
   Before taxes on
   distributions                               2.48%                 4.91%                 5.05%
   After taxes on distributions                2.28%                 4.82%                   N/A
   After taxes on distributions
   and sale of shares                          3.22%                 4.80%                   N/A
 Lehman Municipal Bond Index(2)                3.51%                 5.59%                 5.72%





(1)Ten-Year return before taxes includes performance of the Pitcairn Tax-Exempt Bond Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.
(2)The Lehman Municipal Bond Index is a widely recognized unmanaged index of municipal bonds with maturities of at least one year.










                                                               Prospectus    43

CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                 CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)   2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)



                                                                 CLASS II SHARES
Investment Advisory Fees                                             0.29%(2)
Distribution (12b-1) Fees                                             None
Other Expenses                                                       0.53%(3,4)
                                                                 ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.82%
 Less Fee Waivers and Expense Reimbursements                       (0.13)%
                                                                 ---------------
NET TOTAL OPERATING EXPENSES                                         0.69%



(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman Municipal Bond Index (the "Benchmark Index"), and this fee may range from 0.24% to 0.36% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND -
  CLASS II SHARES                                                      $70              $242             $436              $996



WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








44    Prospectus

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY


The Constellation Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Sands Capital Management, LLC ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $50 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $4 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds generally own.


Sands Capital generally seeks stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

PRINCIPAL RISKS


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $4 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Under certain market conditions, the Fund may invest in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.


The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing.








                                                               Prospectus    45

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND



PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)


                                [GRAPHIC OMITTED]

                  2001      2002     2003     2004    2005
                --------  --------  ------   ------   -----
                (15.20)%  (28.13)%  36.99%   19.00%   9.63%


(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund.



               Best Quarter                 Worst Quarter
                  28.63%                       (23.67)%
                (12/31/01)                    (9/30/01)



This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class II Shares only and will vary for Class I Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                           SINCE
                                             1 YEAR                5 YEARS             INCEPTION
------------------------------------------------------------------------------------------------
 Constellation Sands Capital Select Growth Fund -
   Class II Shares
   Before taxes on
   distributions                              9.63%                  1.72%               (3.37)%(2)
   After taxes on distributions               9.63%                  1.72%               (3.37)%(2)
   After taxes on distributions
   and sale of shares                         6.26%                  1.47%               (2.83)%(2)
 Constellation Sands Capital
   Select Growth Fund -
    Class I Shares                            9.88%                  1.80%               (3.31)%(3)
 Russell 1000 Growth Index(1)                 5.26%                (3.58)%               (8.01)%(4)


(1)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2)The inception date for Class II Shares is August 11, 2000.
(3)The inception date for Class I Shares is August 27, 2004. Periods prior to August 27, 2004 represent the performance of Class II Shares which have not been adjusted for differences in fees between the classes.
(4)The calculation date for the index is August 11, 2000.










46    Prospectus

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                                CLASS I SHARES           CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                 2.00%(1)                 2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                                CLASS I SHARES           CLASS II SHARES
Investment Advisory Fees                                                           0.86%(2)                 0.86%(2)
Distribution (12b-1) Fees                                                           None                     None
Other Expenses                                                                     0.33%(3)                 0.58%(3,4)
                                                                                --------------           ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.19%                    1.44%
 Less Fee Waivers and Expense Reimbursements                                      (0.08)%                  (0.08)%
                                                                                --------------           ---------------
Net Total Operating Expenses                                                       1.11%                    1.36%



(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I and Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.70% to 1.00% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" for the Class I and Class II Shares from exceeding 0.25% and 0.50%, respectively, through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.
(4)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND -
 CLASS I SHARES                                                       $113              $366             $643            $1,432
 CLASS II SHARES                                                      $138              $444             $775            $1,714



WHAT IS AN INDEX?


An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.










                                                               Prospectus    47

CONSTELLATION TIP MID CAP FUND




INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital growth

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of medium capitalization companies

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. companies that the sub-adviser, Turner Investment Partners, Inc. ("TIP"), believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell Midcap Index. As of December 31, 2005, the Russell Midcap Index included companies with capitalizations between $563 million and $18.4 billion. The size of the companies in the Russell Midcap Index will change with market conditions.


The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile.


The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.


PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing.










48    Prospectus

CONSTELLATION TIP MID CAP FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)



                                [GRAPHIC OMITTED]

                             2003    2004    2005
                            -----   -----   -----
                            40.24%  21.78%  19.88%


(1)The performance information shown above is based on a calendar year. From the Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of the Constellation
Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment adviser from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-adviser with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized with and into the Constellation TIP Mid Cap Fund.

                  Best Quarter                Worst Quarter
                     16.85%                       0.15%
                   (6/30/03)                    (9/30/04)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the Russell Midcap Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                                    SINCE INCEPTION
                                                                                   1 YEAR                 (1/02/03)
-------------------------------------------------------------------------------------------------------------------
 Constellation TIP Mid Cap Fund - Class I Shares
   Before taxes on distributions                                                   19.88%                    27.03%
   After taxes on distributions                                                    16.79%                    23.04%
   After taxes on distributions and sale of shares                                 13.85%                    21.41%
 Russell Midcap Index(1)                                                           12.65%                    22.43%





(1)The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index.





                                                               Prospectus    49

CONSTELLATION TIP MID CAP FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)



                                                                                 CLASS I SHARES   CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                   None(1)           None(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                                 CLASS I SHARES   CLASS II SHARES
Investment Advisory Fees                                                            0.80%(2)          0.80%(2)
Distribution (12b-1) Fees                                                            None              None
Other Expenses                                                                      7.40%(3)          7.65%(3,4)
                                                                                 --------------   ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                8.20%             8.45%
 Less Fee Waivers and Expense
Reimbursements                                                                    (7.30)%           (7.30)%
                                                                                 --------------   ---------------
NET TOTAL OPERATING EXPENSES                                                        0.90%             1.15%



(1)A $10 fee is imposed for wire transfers of redemption proceeds.
(2)From May 1, 2005 until April 30, 2006, the Fund will pay an advisory fee at an annualized rate, based on the average daily net assets of the Fund, of 0.80%. Beginning May 1, 2006, the Fund's advisory fee will consist of a "base" fee of 0.70% that will be subject to adjustment, up or down, based on the Fund's performance relative to the Russell Midcap Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class I and Class II Shares from exceeding 0.10% and 0.35, respectively, through April 30, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


(4)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION TIP MID CAP FUND - CLASS I SHARES                       $634            $2,200           $3,667            $6,944
CONSTELLATION TIP MID CAP FUND - CLASS II SHARES                      $658            $2,263           $3,760            $7,073


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.









50    Prospectus

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of companies that are involved in the healthcare and biotechnology industries

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation TIP Healthcare & Biotechnology Fund invests, under normal market conditions, at least 80% of its assets in common stocks of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and the companies that support the production, manufacturing, sale and/or distribution of medicines, medical supplies, medical services and other health care-related products and services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. To determine whether a potential investment is doing business in the healthcare or biotechnology sectors, the sub-adviser, Turner Investment Partners, Inc. ("TIP"), generally considers whether (i) the company earns at least 50% of its gross income from the healthcare or biotechnology sectors; (ii) at least 50% of its assets are devoted to producing revenues from the healthcare or biotechnology sectors; or (iii) the company is listed within the Healthcare Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size in order to achieve its goal. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.


TIP pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it detects a deterioration in the company's earnings potential or when other opportunities appear more attractive.


The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.


Since the Fund's investments are concentrated in the healthcare sector, they are subject to the risk that the healthcare sector will underperform the broader market, as well as the risk that issuers in the sector will be impacted by market conditions, legislative or regulatory changes, or competition. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing. Furthermore, the types of products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company's market value and/or share price.







                                                               Prospectus    51

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.


The Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.


The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.


This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)



                                [GRAPHIC OMITTED]

                        2002      2003     2004     2005
                      --------   ------   ------   ------
                      (19.98)%   38.09%   12.52%   12.75%


(1)The performance information shown above is based on a calendar year. From its inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Healthcare & Biotechnology Fund, a portfolio of the Turner Funds and was advised by TIP. On May 7, 2004, the Turner Healthcare & Biotechnology Fund was reorganized into the Constellation TIP Healthcare & Biotechnology Fund.

                  BEST QUARTER                  WORST QUARTER
                     12.52%                        (14.08)%
                   (6/30/03)                      (6/30/02)










52    Prospectus

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND



This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005 to those of the S&P 500 Healthcare Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                          SINCE INCEPTION
                                                                           1 YEAR               (2/28/01)
---------------------------------------------------------------------------------------------------------

 Constellation TIP Healthcare & Biotechnology Fund - Class II Shares

   Before taxes on distributions                                           12.75%                  11.62%
   After taxes on distributions                                            12.00%                  11.32%
   After taxes on distributions and sale of shares                          8.61%                  10.06%
 S&P 500  Healthcare Index(1)                                               6.46%                 (0.69)%



(1)The S&P 500 Healthcare Index is a widely-recognized, equally-weighted performance index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare, biotechnology and medical industries.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                                                                CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                                   2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                                                CLASS II SHARES
Investment Advisory Fees                                                                             1.15%(2)
Distribution (12b-1) Fees                                                                             None
Other Expenses                                                                                       0.73%(3)
                                                                                                ----------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                 1.88%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it has decided to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Healthcare Index (the "Benchmark Index"), and this fee may range from 0.75% to 1.25% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.










                                                               Prospectus    53

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND



EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND -
  CLASS II SHARES                                                     $191              $591           $1,016            $2,201



WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








54    Prospectus

CONSTELLATION INTERNATIONAL EQUITY FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Equity securities of non-U.S. issuers

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation International Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities, such as common stocks and American Depositary Receipts and Global Depositary Receipts, of issuers located in a broad array of foreign countries. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Fund may invest in companies of any size in order to achieve its investment objective.


AXA Rosenberg Investment Management LLC ("AXA Rosenberg") employs an investment approach designed to identify attractively priced companies that they believe have superior future earnings potential. They focus on evaluating the financial characteristics of individual stocks and a company's fundamental data rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg's stock selection process is driven by proprietary technology designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two proprietary stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued relative to peers, combining the results from the Valuation and Earnings models to determine an expected return for every stock in its investment universe.

AXA Rosenberg's use of the Valuation and Earnings models creates an integrated buy universe. Using proprietary risk management tools, AXA Rosenberg creates a portfolio of holdings with minimal deviation from the benchmark in terms of industry, country and risk exposures. Stocks are eligible for sale when alternate stocks in its ranked investment universe become more attractive from an expected return and risk perspective.


PRINCIPAL RISKS


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.


Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country.








                                                               Prospectus    55

CONSTELLATION INTERNATIONAL EQUITY FUND

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of international equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)


                               [GRAPHIC OMITTED]

1996    1997   1998    1999    2000      2001      2002    2003    2004    2005
----- ------- ------  ------ --------  --------  -------- ------  ------  ------
9.83% (3.74)% 12.73%  36.14% (18.73)%  (26.66)%  (20.43)% 37.19%  17.53%  15.31%



(1)The performance information shown above is based on a calendar year. From the Fund's inception on May 31, 1993 until August 4, 2000, the Fund operated as a common trust fund by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn International Equity Fund. On August 1, 2004, the Pitcairn International Equity Fund was reorganized into the Constellation International Equity Fund.



                     BEST QUARTER           WORST QUARTER
                        23.27%                 (21.21)%
                      (12/31/99)              (9/30/02)








56    Prospectus

CONSTELLATION INTERNATIONAL EQUITY FUND



This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005, to that of the MSCI All Country World ex-U.S. Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                      1 YEAR          5 YEARS        10 YEARS(1)
--------------------------------------------------------------------------------------------------------------------------------
 Constellation International Equity Fund -
   Class II Shares
   Before taxes on distributions                                                      15.31%            1.65%           3.65%
   After taxes on distributions                                                       15.30%            1.56%             N/A
   After taxes on distributions and sale of shares                                    10.46%            1.46%             N/A
 MSCI All Country World ex-U.S. Index(2)                                              17.11%            6.66%           6.70%





(1)Ten-Year return before taxes includes performance of the International Equity Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.
(2)The MSCI All Country World ex-U.S. Index is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets.

AXA Rosenberg became the sole sub-adviser to the Fund as of the date of this prospectus. The performance information shown above reflects performance for the Fund as managed by its prior sub-advisers.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)



                                                                 CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)    2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                 CLASS II SHARES
Investment Advisory Fees                                              0.94%(2)
Distribution (12b-1) Fees                                             None
Other Expenses                                                       0.70%(3,4)
                                                                 ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.64%
Less Fee Waivers and Expense Reimbursements                        (0.20)%
                                                                 ---------------
NET TOTAL OPERATING EXPENSES                                         1.44%






(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the MSCI All Country World ex-U.S. Index (the "Benchmark Index"), and this fee may range from 0.85% to 1.05% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.

(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through July
31, 2007. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Other Information - Contractual Fee Waiver Agreement" for additional information. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.








                                                               Prospectus    57

CONSTELLATION INTERNATIONAL EQUITY FUND

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION INTERNATIONAL EQUITY FUND -
  CLASS II SHARES                                                     $147              $487             $863            $1,918


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








58    Prospectus

CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND



INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital growth

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of small capitalization companies

 -----------------------------------------------------------------------------------------------------------------------------------




PRINCIPAL STRATEGY

The Constellation Small Cap Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisers, Turner Investment Partners, Inc. ("TIP") and Diamond Hill Capital Management, Inc. ("Diamond Hill") believe have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of December 31, 2005, the Russell 2000 Value Index included companies with capitalizations between $38 million and $3.5 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.

TIP selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Diamond Hill's investment process is designed to identify well managed companies whose market prices are at a discount to the intrinsic value of the business. Diamond Hill employs a two part process to select securities. It performs fundamental research to find companies that it believes have solid growth prospects. Diamond Hill also uses a proprietary valuation model to build an intrinsic value for each company under consideration. As part of fundamental research, Diamond Hill may evaluate a company's corporate and financial history and strength of management. It may also analyze the company's relative pricing power, long term cash flow, return on equity and other financial metrics. Diamond Hill may sell a security if it fully appreciates to its estimate of intrinsic value, if it believes that the company's fundamentals are deteriorating or if it identifies a more attractive investment opportunity.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's







                                                               Prospectus    59

CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND

capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)



                               [GRAPHIC OMITTED]

                              2003     2004    2005
                             ------   ------   -----
                             54.13%   23.73%   9.71%



(1)The performance information shown above is based on a calendar year. From its inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund. Effective December 22, 2005, the Fund's name was changed to Constellation
Small Cap Value Opportunities Fund.





                   BEST QUARTER                   WORST QUARTER
                      18.97%                         (4.60)%
                    (6/30/03)                       (3/31/03)









60    Prospectus

CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND



This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005 to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                                    SINCE INCEPTION
                                                                                   1 YEAR                  (3/4/02)

-------------------------------------------------------------------------------------------------------------------
 Constellation Small Cap Value Opportunities Fund - Class II Shares
   Before taxes on distributions                                                    9.71%                    20.62%
   After taxes on distributions                                                     9.39%                    19.49%
   After taxes on distributions and sale of shares                                  6.59%                    17.50%
 Russell 2000 Value Index(1)                                                        4.71%                    12.58%





(1)The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Diamond Hill was not a sub-adviser to the Fund during the calendar year ended December 31, 2005. The performance information shown above reflects performance for the Fund as managed by TIP through the dates shown.










                                                               Prospectus    61

CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND



FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)




                                                                 CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)   2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                                 CLASS II SHARES
Investment Advisory Fees                                             0.96%(2)
Distribution (12b-1) Fees                                             None
Other Expenses                                                       1.08%(3)
                                                                 ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                 2.04%





(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 2000 Value Index (the "Benchmark Index"), and this fee may range from 0.80% to 1.10% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION SMALL CAP VALUE OPPORTUNITIES
  FUND - CLASS II SHARES                                              $207              $640           $1,098            $2,369



WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.










62    Prospectus

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Total return through a combination of long-term capital growth and high current income
INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of undervalued small capitalization companies and fixed income securities rated below investment grade

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Constellation Strategic Value and High Income Fund is a "fund of funds," which means that it invests substantially all of its assets in shares of other mutual funds (referred to as the "underlying funds"), rather than in individual securities. As a fund of funds, the Fund pursues its objective by investing substantially all of its assets in shares of two other Constellation Funds - the Constellation Small Cap Value Opportunities Fund (the "Small Cap Value Opportunities Fund") and the Constellation Clover Core Fixed Income Fund (the "Core Fixed Income Fund"). In addition, the Fund may invest in other underlying funds sponsored and offered by the Constellation Funds family. As a result, the investment performance of the Fund is directly related to the performance of the underlying funds.

Generally, the Fund will invest at least 40% of its assets, and may invest up to 60% of its assets, in the Small Cap Value Opportunities Fund, on the one hand, and in the Core Fixed Income Fund, on the other. The Fund will periodically adjust its asset allocation among these funds in response to changing economic and market conditions, the performance of the underlying funds, or for other reasons. For example, when the fixed income market generally is outperforming the small capitalization equity market, the Fund generally will invest more of its assets in the Core Fixed Income Fund. The Fund will allocate more of its assets to the Small Cap Value Opportunities Fund when equity market's return potential appears to outweigh that of the fixed income market.

The Fund may invest some or all of the assets otherwise allocated to the Small Cap Value Opportunities Fund in shares of the Constellation Clover Core Value Fund if the Adviser believes that the small capitalization segment of the equity markets appears to be overvalued, or if it otherwise wishes to limit the Fund's exposure to small cap issuers. The Adviser also may allocate assets to the Constellation Chartwell Ultra Short Duration Fixed Income Fund (the "Ultra Short Duration Fund") in order to reduce the Fund's exposure to the higher yielding sector of the fixed income markets. For temporary defensive purposes, or in response to adverse market conditions, the Fund may invest all or a substantial portion of its total assets in the Ultra Short Duration Fund.


The Fund will normally sell a proportionate amount of the shares it owns in each underlying fund to meet redemption requests.

PRINCIPAL STRATEGY OF THE SMALL CAP VALUE OPPORTUNITIES FUND


The Small Cap Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisers, Turner Investment Partners, Inc. ("TIP") and Diamond Hill Capital Management, Inc. ("Diamond Hill") believe have the potential for growth and that appear to be trading below their perceived value. For purposes of the Small Cap Value Opportunities Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of December 31, 2005, the Russell 2000 Value Index included companies with capitalizations between $38 million and $3.5 billion.

The Small Cap Value Opportunities Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.

TIP selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.








                                                               Prospectus    63

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

Diamond Hill's investment process is designed to identify well managed companies whose market prices are at a discount to the intrinsic value of the business. Diamond Hill employs a two part process to select securities. They perform fundamental research to find companies that they believe have solid growth prospects. Diamond Hill also uses a proprietary valuation model to build an intrinsic value for each company under consideration. As part of fundamental research, Diamond Hill may evaluate a company's corporate and financial history and strength of management. They may also analyze the company's relative pricing power, long term cash flow, return on equity and other financial metrics. Diamond Hill may sell a security if it fully appreciates to their estimate of intrinsic value, if they believe that the company's fundamentals are deteriorating or if they identify a more attractive investment opportunity.

PRINCIPAL STRATEGY OF THE CORE FIXED INCOME FUND

The Core Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities consisting of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association
(GNMA). Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. Investment grade fixed income securities included securities rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated by S&P or Moody's, determined by the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), to be of comparable quality. Corporate debt obligations include corporate bonds, debentures, and notes.

In selecting investments for the Core Fixed Income Fund, Clover Capital, chooses fixed income securities of issuers that it believes will offer attractive income potential with a reasonable level of risk. Clover Capital invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative market values of the sectors in which the Core Fixed Income Fund invests. In assessing the relative market values of these sectors, Clover Capital generally considers whether the securities included within a sector are selling at a discount to their perceived market value.

Clover Capital does not attempt to forecast interest rate changes, and the securities in which the Core Fixed Income Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Core Fixed Income Fund's average duration will typically be between four and six years. Clover Capital generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative market values of the sectors in which the Core Fixed Income Fund invests or markets as a whole make investments in other securities appear more attractive.


PRINCIPAL RISKS

The risks of investing in the Fund are directly related to the risks associated with investing in the underlying funds. Each underlying fund has its own investment objective and strategies for reaching that objective. The value of the underlying funds' shares is based on the market prices of the securities they hold, and these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the underlying funds own and the markets in which they trade.


While the Fund's investment strategy is based upon the principle that small cap value equity stocks and fixed income securities will react differently to economic and market conditions, the Fund is subject to the risk that both the fixed income and small cap equity sectors of the market may underperform other sectors of the market or the market as a whole. In addition, even if the fixed income or small cap equity sector outperforms other sectors of the market over certain periods, it is possible that the Fund's assets will not have been allocated towards this outperforming sector during this time.


PRINCIPAL RISKS OF THE SMALL CAP VALUE OPPORTUNITIES FUND


Since it purchases common stocks, the Small Cap Value Opportunities Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of







64    Prospectus

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap company stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

PRINCIPAL RISKS OF THE CORE FIXED INCOME FUND

The prices of the Core Fixed Income Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed income securities for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.














                                                               Prospectus    65

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)


                               [GRAPHIC OMITTED]

                            2003     2004    2005
                           ------   ------   -----
                           37.36%   13.06%   5.32%


(1)The performance shown above is based on a calendar year. From its inception on October 31, 2002 until May 7, 2004, the Fund operated as the Turner Strategic Value and High Income Fund, a portfolio of the Turner Funds and was advised by Turner Investment Partners, Inc. On May 7, 2004, the Turner Strategic Value and High Income Fund was reorganized with and into the Constellation Strategic Value and High Income Fund.




                      BEST QUARTER                  WORST QUARTER
                         13.32%                        (2.72)%
                       (6/30/03)                      (3/31/05)





This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2005 to those of the S&P 500 Index and to the blended return of the Russell 2000 Value and Merrill Lynch High Yield, Cash Pay Indices. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.




                                                                                                      SINCE INCEPTION
                                                                                      1 YEAR               (10/31/02)
---------------------------------------------------------------------------------------------------------------------
 Constellation Strategic Value and High Income Fund - Class I Shares
   Before taxes on distributions                                                       5.32%                   18.33%
   After taxes on distributions                                                        4.37%                   15.87%
   After taxes on distributions and sale of shares                                     3.52%                   14.44%
 S&P 500 Index(1)                                                                      4.91%                   13.45%
 50/50 Blend of Russell 2000 Value / Merrill Lynch High Yield,
   Cash Pay Indices(2)                                                                 3.89%                   19.25%



(1)The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2)The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index is a fully invested index, which includes reinvestment of income.







66    Prospectus

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                                       CLASS I SHARES           CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                         2.00%(1)                 2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)


                                                                                       CLASS I SHARES           CLASS II SHARES
Investment Advisory Fees                                                                   0.10%(2)                 0.10%(2)
Distribution (12b-1) Fees                                                                   None                     None
Other Expenses                                                                             4.61%(3)                 4.86%(3,4)
                                                                                   ---------------------    -----------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       4.71%                     4.96%
Less Fee Waivers and Expense Reimbursements                                              (4.46)%                   (4.46)%

NET TOTAL OPERATING EXPENSES                                                               0.25%                     0.50%

ESTIMATED INDIRECT EXPENSES OF UNDERLYING FUNDS                                            1.52%(5)                  1.52%(5)
                                                                                   ---------------------    -----------------------
TOTAL ANNUAL FUND OPERATING AND INDIRECT EXPENSES                                          1.77%                     2.02%



(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares and Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of a 50%/50% blend of the Russell 2000 Value Index and the Merrill Lynch High Yield, Cash Pay Index (the "Benchmark Index"), and this fee may range from 0.05% to 0.15% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.
(3)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" for the Class I and Class II Shares from exceeding 0.15% and 0.40%, respectively, through January 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

(4)A shareholder servicing fee of 0.25% is included as part of "Other Expenses" for Class II Shares. See "Distribution of Fund Shares" for additional information.
(5)Because the Fund invests in other mutual funds, your investment in the Fund is also indirectly subject to the operating expenses of the underlying funds. Underlying fund expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver arrangements, if any) as well as any changes in the actual allocation of the Fund's assets, and may be higher or lower than those shown above.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, that Fund operating expenses are as stated under "Total Annual Fund Operating and Indirect Expenses" (including fee waivers and expense reimbursements for their current guaranteed duration) and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:




                                                                         1 YEAR          3 YEARS           5 YEARS         10 YEARS
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND -
  CLASS I SHARES                                                           $180           $1,450            $2,690           $5,657
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND -
  CLASS II SHARES                                                          $205           $1,520            $2,796           $5,825


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.










                                                               Prospectus    67

INVESTMENTS AND PORTFOLIO MANAGEMENT

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information (SAI).

Each Funds' investment objective is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' objectives. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Adviser or the Fund's sub-adviser believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment objective.

TAX MANAGEMENT (NON-PRINCIPAL INVESTMENT STRATEGY) - PITCAIRN DIVERSIFIED VALUE, PITCAIRN DIVERSIFIED GROWTH, PITCAIRN SMALL CAP AND PITCAIRN FAMILY HERITAGE(R) FUNDS
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which a sub-adviser may seek to achieve the Fund's objective. Pitcairn, as sub-adviser, may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment objective) when selling portfolio securities: (a) selecting the highest cost tax lots or those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains; and (b) selling securities to realize capital losses that can be offset against realized capital gains. While a Fund may attempt to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, each Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

PORTFOLIO COMPOSITION


Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.


MORE INFORMATION ABOUT RISK

The Funds are subject to a number of risks that pertain to non-principal investment strategies, which may affect the value of their shares.

PRINCIPAL RISKS

EQUITY RISK - THE EQUITY FUNDS
Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - THE FIXED INCOME FUNDS
The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:







68    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

        CALL RISK During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

        CREDIT RISK An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

        EVENT RISK Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.


TAX-EXEMPT ISSUER RISK - PITCAIRN TAX-EXEMPT BOND FUND

There may be economic or political changes that affect the ability of tax-exempt issuers to repay principal and to make interest payments on tax-exempt securities. Changes to the financial condition or credit rating of tax-exempt issuers may also adversely affect the value of the Fund's tax-exempt securities. Constitutional or legislative limits on borrowing by tax-exempt issuers may result in reduced supplies of tax-exempt securities. In addition, concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state.

MORTGAGE-BACKED SECURITIES - THE FIXED INCOME FUNDS
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK - THE FIXED INCOME FUNDS

Although the Funds' U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


MANAGER OF MANAGERS RISK - ALL FUNDS

The Adviser engages one or more sub-advisers to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.


FOREIGN INVESTING RISK - INTERNATIONAL EQUITY FUND
A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's







                                                               Prospectus    69

INVESTMENTS AND PORTFOLIO MANAGEMENT

investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a focused geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

CURRENCY RISK - INTERNATIONAL EQUITY FUND

A Fund that invests directly in foreign currencies or in securities that trade and receive revenues in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar. (In the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged.) Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

CHANGE IN MARKET CAPITALIZATION - CLOVER SMALL CAP VALUE, HLAM LARGE CAP QUALITY STOCK, PITCAIRN SMALL CAP, TIP MID CAP, AND SMALL CAP VALUE OPPORTUNITIES FUNDS

A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-adviser's judgment, the security remains otherwise consistent with the Fund's investment objective and strategies. However, this change could affect the Fund's flexibility in making new investments (see "Portfolio Composition" on page 68).

PORTFOLIO TURNOVER
Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or sub-adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's or sub-adviser's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.


Although turnover rates may vary substantially from year to year, the following Funds had annual rates of turnover exceeding 100% for the fiscal year ended September 30, 2005:

        Constellation Pitcairn Small Cap Fund                          100%
        Constellation TIP Mid Cap Fund                                 120%*
        Constellation TIP Healthcare & Biotechnology Fund              169%
        Constellation Small Cap Value Opportunities Fund               193%
        Constellation Strategic Value and High Income Fund             130%

*Reflects the portfolio turnover rate from January 1, 2005 through September
 30, 2005.


NON-PRINCIPAL RISKS

USE OF DERIVATIVE CONTRACTS - ALL FUNDS


Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

o  As a substitute for purchasing or selling securities;

o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

o  To enhance a Fund's potential gain in non-hedging situations; or

o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.








70    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

INVESTMENTS IN EXCHANGE-TRADED FUNDS -- ALL FUNDS

The Funds may invest in shares of exchange-traded funds (ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and similar expenses of the ETFs. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES - ALL FUNDS

The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Adviser to the Fund under the Adviser's voluntary expense limitation arrangement (see "Contractual Fee Waiver Agreement" below).

INVESTMENT ADVISERS


Constellation Investment Management Company, LP (CIMCO), a registered investment adviser, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, serves as the Adviser to all Funds. CIMCO is a professional investment management firm founded on May 19, 2000, and is the successor to Concentrated Capital Management, LP, the adviser to the Alpha Select Funds, the former name of the Trust. As of December 31, 2005, CIMCO had approximately $2.9 billion in assets under management. As the Funds' Adviser, CIMCO continuously reviews, supervises and administers the Funds' investment programs. CIMCO also ensures compliance with the Funds' investment policies and guidelines. CIMCO has entered into an agreement to sell substantially all of its assets to Touchstone Advisors, Inc., a subsidiary of the Western & Southern Financial Group. The transaction requires shareholder approval, and is expected to close during the first quarter of 2006, at which time Touchstone Advisors will succeed CIMCO as the investment adviser and administrator to the Funds.


The Trust has obtained an exemption from the Securities and Exchange Commission that permits CIMCO to use a "manager of managers" approach in providing investment advisory services to the Funds. Pursuant to the terms of the order, CIMCO, subject to the supervision and approval of the Board of Trustees of the Trust, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, CIMCO would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits CIMCO and the Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser. It is expected that the "manager of managers" approach will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and CIMCO; and (iii) relieve shareholders of the very responsibility that they are paying CIMCO to assume, that is, the selection, termination and replacement of sub-advisers.








                                                               Prospectus    71

INVESTMENTS AND PORTFOLIO MANAGEMENT

As investment adviser to the Funds, CIMCO has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Funds. For its services, CIMCO is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, that may be adjusted upwards or downwards if the Fund outperforms or under-performs its stated benchmark, as set forth below. CIMCO pays sub-advisory fees to each Sub-Adviser from its advisory fee, if any.

- The Constellation Clover Core Value Fund's base advisory fee is 0.74%, and this fee may range from 0.615% to 0.865% depending on the Fund's performance relative to the Russell 3000 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Clover Small Cap Value Fund's base advisory fee is 0.85%, and this fee may range from 0.70% to 1.00% depending on the Fund's performance relative to the Russell 2000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;


- The Constellation Clover Core Fixed Income Fund's base advisory fee is 0.45%, and this fee may range from 0.37% to 0.53% depending on the Fund's performance relative to the Lehman Brothers Aggregate Bond Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;


- The Constellation Chartwell Ultra Short Duration Fixed Income Fund's base advisory fee is 0.25%, and this fee may range from 0.19% to 0.31% depending on the Fund's performance relative to the Merrill Lynch Three-Month U.S. Treasury Bill Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 0.76% or more;

- The Constellation Chartwell Short Duration Fixed Income Fund's base advisory fee is 0.25%, and this fee may range from 0.19% to 0.31% depending on the Fund's performance relative to the Lehman Brothers 1-3 Year U.S. Government Bond Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 1.51% or more;


- The Constellation HLAM Large Cap Quality Stock Fund's base advisory fee is 0.75%, and this fee may range from 0.65% to 0.85% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;


- The Constellation Pitcairn Diversified Value Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 1000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.00% or more;

- The Constellation Pitcairn Select Value Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 1000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.00% or more;

- The Constellation Pitcairn Diversified Growth Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.00% or more;

- The Constellation Pitcairn Small Cap Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 2000 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.50% or more;

- The Constellation Pitcairn Family Heritage(R) Fund's base advisory fee is 0.90%, and this fee may range from 0.80% to 1.00% depending on the Fund's performance relative to the Wilshire 5000 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.50% or more;

- The Constellation Pitcairn Taxable Bond Fund's base advisory fee is 0.40%, and this fee may range from 0.32% to 0.48% depending on the Fund's performance relative to the Lehman U.S. Government Credit Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 1.00% or more;








72    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

- The Constellation Pitcairn Tax-Exempt Bond Fund's base advisory fee is 0.30%, and this fee may range from 0.24% to 0.36% depending on the Fund's performance relative to the Lehman Municipal Bond Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 1.00% or more;

- The Constellation Sands Capital Select Growth Fund's base advisory fee is 0.85%, and this fee may range from 0.70% to 1.00% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.50% or more;


- The Constellation Small Cap Value Opportunities Fund's base advisory fee is 0.95%, and this fee may range from 0.80% to 1.10% depending on the Fund's performance relative to the Russell 2000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;


- The Constellation TIP Mid Cap Fund's base advisory fee is 0.80% of the Fund's average daily net assets. Beginning on May 1, 2006, the base advisory fee will change to 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell Midcap Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;


- The Constellation TIP Healthcare & Biotechnology Fund's base advisory fee is 1.00%, and this fee may range from 0.75% to 1.25% depending on the Fund's performance relative to the S&P 500 Healthcare Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;


- The Constellation International Equity Fund's base advisory fee is 0.95%, and this fee may range from 0.85% to 1.05% depending on the Fund's performance relative to the MSCI All Country World ex-U.S. Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.00% or more; and

- The Constellation Strategic Value and High Income Fund's base advisory fee is 0.10%, and this fee may range from 0.05% to 0.15% depending on the Fund's performance relative to a 50%/50% blend of the Russell 2000 Value Index and the Merrill Lynch High Yield, Cash Pay Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more.





CIMCO and each Sub-Adviser will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Fund's underperformance or outperformance of the market. The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to a Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective Benchmark Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of its Benchmark Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a Benchmark Index is expressed as a percentage of the starting level of that Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.


The Funds' SAI contains additional information about performance-based adjustments to CIMCO's fees, including information concerning the range of performance-based adjustments that may apply with respect to the Constellation Clover Core Value, Constellation Clover Small Cap Value, and Constellation Clover Core Fixed Income Funds.










                                                               Prospectus    73

INVESTMENTS AND PORTFOLIO MANAGEMENT

In connection with its commitment to voluntarily limit expenses (as described for certain Funds) CIMCO has represented to the Board that if it decides to discontinue this arrangement, CIMCO will do so only after notifying the Board of its decision and updating the prospectus at least 90 days before implementing any new expense structure.

INVESTMENT SUB-ADVISERS


Clover Capital Management, Inc., ("Clover Capital") an SEC-registered adviser located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as Sub-Adviser to the Constellation Clover Small Cap Value, Constellation Clover Core Value, and Constellation Clover Core Fixed Income Funds (the "Constellation Clover Funds"). From May 1, 2001 to May 7, 2004, Clover Capital served as the sub-adviser to the Turner Small Cap Value, Core Value, and Core Fixed Income Funds. Prior to May 1, 2001, Clover Capital served as these Funds' investment adviser. As Sub-Adviser, Clover Capital makes investment decisions for the Constellation Clover Funds and also ensures compliance with the Constellation Clover Funds' investment policies and guidelines. As of December 31, 2005, Clover Capital had approximately $2.5 billion in assets under management. CIMCO has entered into a separate agreement with Clover Capital whereby CIMCO will not propose that the Board of Trustees terminate Clover Capital as sub-adviser to the current Clover Capital sub-advised Funds prior to May 1, 2006, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Clover Capital in circumstances in which CIMCO would otherwise terminate Clover Capital absent the agreement. CIMCO will, however, terminate Clover Capital as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.


For its services as investment Sub-Adviser to the Constellation Clover Funds, Clover Capital is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:


Constellation Clover Core Value Fund                                      0.370%
Constellation Clover Small Cap Value Fund                                 0.450%
Constellation Clover Core Fixed Income Fund                               0.225%



Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Clover Capital can increase or decrease depending on a Constellation Clover Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Chartwell Investment Partners ("Chartwell"), an SEC-registered adviser located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as Sub-Adviser to the Constellation Chartwell Ultra Short Duration Fixed Income and Constellation Chartwell Short Duration Fixed Income Funds (the "Constellation Chartwell Funds"). As Sub-Adviser, Chartwell makes investment decisions for the Constellation Chartwell Funds and also ensures compliance with the Constellation Chartwell Funds' investment policies and guidelines. As of December 31, 2005, Chartwell had approximately $5.1 billion in assets under management. CIMCO has assumed portions of an existing agreement between Turner Investment Partners and Chartwell, whereby CIMCO will not propose that the Board of Trustees terminate Chartwell as sub-adviser to the current Chartwell sub-advised Funds prior to the expiration of the three-year term specified in the agreement, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Chartwell in circumstances in which CIMCO would otherwise terminate Chartwell absent the agreement. CIMCO will, however, terminate Chartwell as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.


For its services as investment Sub-Adviser to the Constellation Chartwell Funds, Chartwell is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:


Constellation Chartwell Ultra Short Duration Fixed Income Fund            0.125%
Constellation Chartwell Short Duration Fixed Income Fund                  0.125%


Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Chartwell can increase or decrease depending on a Constellation Chartwell Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.



74    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

Pitcairn Investment Management ("Pitcairn"), a separately identifiable division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, is a registered investment adviser and serves as Sub-Adviser to the Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds (the "Constellation Pitcairn Funds"). As Sub-Adviser, Pitcairn makes investment decisions for the Constellation Pitcairn Funds and also ensures compliance with the Constellation Pitcairn Funds' investment policies and guidelines. As of December 31, 2005, Pitcairn had approximately $1.1 billion in assets under management. CIMCO has entered into a separate agreement with Pitcairn whereby CIMCO will not propose that the Board of Trustees terminate Pitcairn as sub-adviser to the current Pitcairn sub-advised Funds for a period of four years commencing August 1, 2004, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Pitcairn in circumstances in which CIMCO would otherwise terminate Pitcairn absent the agreement. CIMCO will, however, terminate Pitcairn as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment Sub-Adviser to the Constellation Pitcairn Diversified Value Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $150 million, and 0.45% on the value of assets above that amount. For the Constellation Pitcairn Diversified Growth Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $102 million, and 0.45% on the value of assets above that amount. For the Constellation Pitcairn Select Value Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $61 million, and 0.45% on the value of assets above that amount. For the Constellation Pitcairn Small Cap Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $141 million, and 0.50% on the value of assets above that amount. For the Constellation Pitcairn Family Heritage(R) Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.80% on the value of the first $127 million, and 0.50% on the value of assets above that amount. For the Constellation Pitcairn Taxable Bond Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.30% on the value of the first $43 million, and 0.25% on the value of assets above that amount. For the Constellation Pitcairn Tax-Exempt Bond Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.25% on the value of the assets of the Fund.


Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Pitcairn can increase or decrease depending on a Constellation Pitcairn Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.


Sands Capital Management, LLC ("Sands Capital Management") located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209 serves as Sub-Adviser to the Constellation Sands Capital Select Growth Fund. As Sub-Adviser, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2005, Sands Capital Management had approximately $19.3 billion in assets under management.

For its services as investment Sub-Adviser to the Constellation Sands Capital Select Growth Fund, Sands Capital Management is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.50% on the value of the first $100 million, and 0.45% on the value of assets above that amount. Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Sands Capital Management can increase or decrease depending on the Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.


RELATED PERFORMANCE INFORMATION FOR SANDS CAPITAL MANAGEMENT

Sands Capital Management has substantial experience in managing investment companies and other accounts that focus on growth companies. The table below is designed to show you how a composite of similar growth equity accounts managed by Sands Capital Management performed over various periods in the past. The accounts comprising the Sands Capital Growth Equity Composite have investment objectives, policies and principal investment strategies that are substantially similar to those of the Sands Capital Select Growth Fund. The performance information is calculated in accordance with CFA Institute (formerly, AIMR) standards.










                                                               Prospectus    75

INVESTMENTS AND PORTFOLIO MANAGEMENT

The table below shows the returns for the Sands Capital Growth Equity Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2005. The returns of the Sands Capital Growth Equity Composite reflect deductions of account fees and expenses, (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.


This information is designed to demonstrate the historical track record of Sands Capital Management. It does not indicate how the Sands Capital Select Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Sands Capital Growth Equity Composite includes accounts managed by Sands Capital Management that pay lower expenses than those paid by shareholders of the Sands Capital Select Growth Fund. Higher expenses reduce returns to investors. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital Management.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005




                                        SANDS CAPITAL
                                        GROWTH EQUITY               RUSSELL 1000
                                        COMPOSITE                   GROWTH INDEX
1 Year                                         10.53%                      5.26%
3 Years                                        21.96%                     13.22%
5 Years                                         2.15%                    (3.58)%
10 Years                                       14.02%                      6.72%





AVERAGE ANNUAL RETURNS - 1992 TO 2005 AS OF DECEMBER 31, 2005




                                        SANDS CAPITAL
                                        GROWTH EQUITY               RUSSELL 1000
                                        COMPOSITE                   GROWTH INDEX
2005                                           10.53%                      5.26%
2004                                           20.52%                      6.30%
2003                                           36.26%                     29.75%
2002                                         (27.24)%                   (27.88)%
2001                                         (15.79)%                   (20.42)%
2000                                         (18.38)%                   (22.42)%
1999                                           47.57%                     33.16%
1998                                           54.11%                     38.71%
1997                                           30.22%                     30.49%
1996                                           38.12%                     23.12%
1995                                           42.31%                     37.19%
1994                                            3.21%                      2.66%
1993                                          (0.35)%                      2.90%
1992                                            5.76%                      5.00%





AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), located at 4 Orinda Way, Building E, Orinda, CA 94563, serves as the sub-adviser to the Constellation International Equity Fund. As sub-adviser, AXA Rosenberg makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2005, AXA Rosenberg had approximately $84.3 billion in assets under management.

Hilliard Lyons Asset Management ("HLAM"), an SEC-registered adviser located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, KY 40202, serves as Sub-Adviser to the Constellation HLAM Large Cap Quality Stock Fund.





76    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

As Sub-Adviser, HLAM makes investment decisions for the Fund and also ensures compliance with its investment policies and guidelines. As of December 31, 2005, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $4.7 billion. CIMCO has entered into a separate agreement with HLAM whereby CIMCO will not propose that the Board of Trustees terminate HLAM as Sub-Adviser to the HLAM Large Cap Quality Stock Fund prior to October 1, 2008, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating HLAM in circumstances in which CIMCO would otherwise terminate HLAM absent the agreement. CIMCO will, however, terminate HLAM as sub-adviser to the Fund under any and all circumstances where its fiduciary duty to shareholders necessitates such action.


For its services as investment Sub-Adviser to the Constellation HLAM Large Cap Quality Stock Fund, HLAM is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.35% on Allocated Assets. Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to HLAM can increase or decrease depending on the Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.


Turner Investment Partners, Inc. ("TIP"), an SEC-registered adviser located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as Sub-Adviser to the Constellation TIP Mid Cap and Constellation TIP Healthcare & Biotechnology Funds (the "Constellation TIP Funds") and as one of two sub-advisers to the Constellation Small Cap Value Opportunities Fund. Prior to May 7, 2004, TIP served as the investment adviser to the Turner Healthcare & Biotechnology Fund, while Turner Investment Management, LLC, a majority-owned subsidiary of TIP, served as investment adviser to the Turner Small Cap Value Opportunities Fund. As sub-adviser, TIP makes investment decisions for the Constellation TIP Funds and its allocated portion of the Constellation Small Cap Value Opportunities Fund and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2005, TIP had approximately $18.3 billion in assets under management. CIMCO has entered into a separate agreement with TIP whereby CIMCO will not propose that the Board of Trustees terminate TIP as sub-adviser to the Constellation Small Cap Value Opportunities and Constellation TIP Healthcare & Biotechnology Funds, prior to February 1, 2007, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating TIP in circumstances in which CIMCO would otherwise terminate TIP absent the agreement. CIMCO will, however, terminate TIP as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment Sub-Adviser, TIP is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of the Constellation TIP Mid Cap Fund and Constellation TIP Healthcare & Biotechnology Fund, and on the average daily net assets of the Constellation Small Cap Value Opportunities Fund allocated to its management, as follows:





     Constellation TIP Mid Cap Fund                                        0.45%
     Constellation Small Cap Value Opportunities Fund                      0.50%
     Constellation TIP Healthcare & Biotechnology Fund                     0.50%






Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to TIP can increase or decrease depending on a Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Diamond Hill Capital Management, Inc. ("Diamond Hill"), an SEC-registered adviser located at 375 North Front Street, Columbus, OH 43215, serves as one of the two sub-advisers to the Constellation Small Cap Value Opportunities Fund. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As Sub-Adviser, Diamond Hill makes investment decisions for that portion of the Constellation Small Cap Value Opportunities Fund's investment portfolio for which it is responsible. Diamond Hill also ensures compliance with the Constellation Small Cap Value Opportunities Fund's investment policies and guidelines with respect to those assets for which it is responsible. As of December 31, 2005, Diamond Hill had approximately $1.5 billion in assets under management.










                                                               Prospectus    77

INVESTMENTS AND PORTFOLIO MANAGEMENT

CONTRACTUAL FEE WAIVER AGREEMENT

CIMCO has contractually agreed to waive fees and reimburse expenses in order to keep certain Funds' "Other Expenses" from exceeding the levels set forth below. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. To the extent that the Pitcairn Small Cap or International Equity Fund, respectively, earn revenues from securities lending activities during any given month, CIMCO's contractual fee waiver obligation with respect to the Fund may be reduced by an offsetting amount of such revenue, up to a maximum reduction of 0.01%.



                                                           CONTRACTUAL LIMIT ON
                        FUND                                  "OTHER EXPENSES"
     Constellation HLAM Large Cap Quality Stock                    0.50%*
     Constellation Pitcairn Diversified Value                      0.40%**
     Constellation Pitcairn Select Value                           0.45%**
     Constellation Pitcairn Diversified Growth                     0.40%**
     Constellation Pitcairn Small Cap                              0.40%**
     Constellation Pitcairn Family Heritage(R)                     0.40%**
     Constellation Pitcairn Taxable Bond                           0.50%**
     Constellation Pitcairn Tax-Exempt Bond                        0.40%**
     Constellation Sands Capital Select Growth (Class I)           0.25%**
     Constellation Sands Capital Select Growth (Class II)          0.50%**
     Constellation TIP Mid Cap (Class I)                           0.10%***
     Constellation TIP Mid Cap (Class II)                          0.35%***
     Constellation International Equity                            0.50%**
     Constellation Strategic Value and High Income (Class I)       0.15%****
     Constellation Strategic Value and High Income (Class II)      0.40%****





* CIMCO contractually agrees to waive fees and reimburse expenses for Fund's "Other Expenses" through October 1, 2007.

** CIMCO contractually agrees to waive fees and reimburse expenses for Fund's "Other Expenses" through July 31, 2007.

*** CIMCO contractually agrees to waive fees and reimburse expenses for Fund's "Other Expenses" through April 30, 2006.

**** CIMCO contractually agrees to waive fees and reimburse expenses for Fund's "Other Expenses" through January 31, 2007.










78    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS


The Constellation Clover Core Value Fund is managed by Michael Jones, Matthew Kaufler and Albert Yu. The Constellation Clover Small Cap Value Fund is managed by Michael Jones, Lawrence Creatura and Stephen Gutch. The
Constellation Clover Core Fixed Income Fund is managed by John Garnish and Joseph Cerqua. The Constellation Chartwell Ultra Short Duration Fixed Income Fund and Constellation Chartwell Short Duration Fixed Income Fund are managed by the team of Roger Early, Christine Williams and Craig Dembek. The Constellation HLAM Large Cap Quality Stock Fund is managed by Andrew W. Means and Don A. Keeney. The Constellation Pitcairn Diversified Value Fund is managed by Eric Feder and David Larrabee. The Constellation Pitcairn Select Value Fund is managed by Christopher Driver, Eric Feder and David Larrabee.
The Constellation Pitcairn Diversified Growth Fund is managed by Eric Feder and David Larrabee. The Constellation Pitcairn Small Cap Fund is managed by Christopher Driver and Eric Feder. The Constellation Pitcairn Family Heritage(R) Fund is managed by Eric Feder and David Larrabee. The Constellation Pitcairn Taxable Bond and Pitcairn Tax-Exempt Bond Funds are managed by John Raebiger, Jr. The Constellation Sands Capital Select Growth Fund is managed by David E. Levanson, Frank Sands, Jr. and Frank Sands, Sr. The Constellation TIP Mid Cap Fund is managed by Thomas DiBella, Kenneth Gainey and Steven Gold. The Constellation Small Cap Value Opportunities Fund is managed by Thomas DiBella and Kenneth Gainey for Turner Investment Partners and Ric Dillon and Thomas Schindler for Diamond Hill. The Constellation TIP Healthcare & Biotechnology Fund is managed by Frank Sustersic and Heather McMeekin. The Constellation International Equity Fund is managed by Dr. William Ricks. A committee of
CIMCO employees manages the Constellation Strategic Value and High Income
Fund. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.


CLOVER CAPITAL MANAGEMENT, INC.

Joseph P. Cerqua, CFA, Portfolio Manager and Fixed Income Analyst, joined Clover Capital in 1995. He has 10 years of investment experience.

Lawrence R. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments. He has 11 years of investment experience.

John F. Garnish, CFA, Portfolio Manager, joined Clover Capital in 2004. Prior to 2004, he was fixed income portfolio manager of the pension and insurance assets at Dow Chemical, and portfolio manager of separately managed accounts at First Boston. He has 19 years of investment experience.

Stephen K. Gutch, CFA, Portfolio Manager, joined Clover Capital in 2003. Previously he was an analyst for Continental Advisors, LLC (July 2002 to August 2003) and portfolio manager with Fulcrum Investment Group, LLC (1997 to June 2002). He has 10 years of investment experience.

Michael E. Jones, CFA, co-founded Clover Capital in 1984, and is Clover Capital's Chief Executive Officer. He has 26 years of investment experience.

Matthew P. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. He has 20 years of investment experience.

Albert Yu, Portfolio Manager, joined Clover Capital in 2003. Previously, he was a research analyst with Fidelity Real Estate (May 2002 to August 2002) and a consultant with Alliance Consulting Group (February 2002 to May 2002). He received his MBA from the MIT Sloan School in May 2001. He has 7 years of investment experience.


CHARTWELL INVESTMENT PARTNERS

Craig Dembek, CFA, Senior Security Analyst, joined Chartwell in September 2003. Previously he was a Portfolio Manager/Senior Fixed Income Analyst with Turner Investment Partners, Inc., from May 2003 to September 2003. Mr. Dembek also held the positions of Senior Fixed Income Analyst for Stein, Roe and Farnham from January 2001 to May 2003, Assistant Vice President/Fixed Income Analyst at Delaware Investments from April 1999 to January 2001. He has 11 years of investment experience.

Roger A. Early, CFA, CPA, CFP, Chief Investment Officer-Fixed Income, joined Chartwell in September 2003. From February 2002 to September 2003, he was Chief Investment Officer-Fixed Income at Turner Investment Partners. Prior to that, he was Vice President/Senior Portfolio Manager-Equities and Fixed Income of Rittenhouse Financial (June 2001 to February 2002), and Senior Vice President and Director of Investment Grade Fixed Income, Delaware Investment Advisors (July 1994 to June 2001). He has 23 years of investment experience.

Christine Williams, Partner, Senior Portfolio Manager, joined Chartwell in September 1997. She has 17 years of investment experience.










                                                               Prospectus    79

INVESTMENTS AND PORTFOLIO MANAGEMENT

HILLIARD LYONS ASSET MANAGEMENT

Don A. Keeney, CFA, joined Hilliard Lyons in 2004. From 2000-2004, he was an equity analyst with Mastrapasqua & Associates. He has over 10 years of investment experience.

Andrew W. Means, CFA, joined Hilliard Lyons in 1981. He has 24 years of investment experience.


PITCAIRN INVESTMENT MANAGEMENT

Christopher B. Driver, CFA, Vice President of Pitcairn and PTC, joined PTC in December 2000. Prior to joining PTC, he was a portfolio manager at PNC Advisors from 1999 to 2000. He has 15 years of investment experience.

Eric M. Feder, Vice President of Pitcairn and of PTC, joined PTC in 1994. He has 11 years of investment experience.

David T. Larrabee, CFA, Vice President of Pitcairn and PTC, joined PTC in 1997. He has 12 years of investment experience.

John R. Raebiger, Jr., Vice President, Fixed Income, joined Pitcairn and PTC in 2002. Previously, he was Fixed Income Portfolio Manager and Head of Trading for Davidson Capital Management from 1998 to 2002. He has 10 years of investment experience.

SANDS CAPITAL MANAGEMENT, LLC
David E. Levanson, CFA, Senior Research Analyst, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined Sands Capital in June 2002. Previously he was a Research Analyst with MFS Investment Management from 1999 to 2003. He previously had been a Research Analyst with Sands Capital from 1992 to 1994. He has 16 years of investment experience.

Frank M. Sands, Jr., CFA, President, Director of Research and Senior Portfolio Manager, joined Sands Capital Management in June 2000. He has 12 years of investment experience.

Frank M. Sands, Sr., CFA, CEO, Chief Investment Officer and Senior Portfolio Manager, co-founded Sands Capital Management, in 1992. He has 37 years of investment experience.


TURNER INVESTMENT PARTNERS, INC.

Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management, LLC. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has 23 years of investment experience.

Kenneth W. Gainey, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management LLC. From July 1999 until March 2002, Mr. Gainey held various financial and portfolio management positions with Aeltus Investment Management and Aetna International, Inc./ Aetna Financial Services. He has 14 years of investment experience.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. He has 21 years of investment experience.

Heather F. McMeekin, Security Analyst, joined TIP in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. She has 11 years of investment experience.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1994. He has 17 years of investment experience.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

Dr. William Ricks, Chief Executive Officer and Chief Investment Officer, joined AXA Rosenberg in 1989. He has 17 years of investment experience.

DIAMOND HILL CAPITAL MANAGEMENT, INC.

Ric Dillon, CFA, President and Chief Investment Officer, joined Diamond Hill in 2000. He has 28 years of investment experience.

Thomas Schindler, CFA, Portfolio Manager & Analyst, joined Diamond Hill in 2000. He has 9 years of investment experience.
















80    Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

NO SALES CHARGES
o There are no sales charges when you purchase either Class I or Class II Shares of the Funds.

HOW TO BUY SHARES
o  By phone, mail, wire or online at www.constellationfundsgroup.com;

o  Through the Systematic Investment Plan; and

o  Through exchanges from another Constellation Fund.

MINIMUM INITIAL INVESTMENTS
o Except as noted below, the minimum initial investment in Class I or Class II Shares of any Fund is $2,500;

   --The minimum initial investment for the Systematic Investment Plan in Class II Shares of any Fund is $100; and

   --The minimum initial investment for Individual Retirement Accounts in Class II Shares of any Fund is $2,000.

o The minimum initial investment in Class I Shares of the Constellation Sands Capital Select Growth Fund and Constellation TIP Mid Cap Fund is $250,000.

   --In the case of an omnibus account, this minimum initial investment requirement may be met by aggregating the total initial investment of the investors in the omnibus account.

We reserve the right to waive the minimum initial investment requirement.

MINIMUM SUBSEQUENT INVESTMENTS
o  $50 by phone, mail, wire or online; and

o  $25 through the Systematic Investment Plan.

SYSTEMATIC INVESTING
o Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the $2,500 minimum investment. Please contact us for information regarding participating banks.

o You will need a minimum investment of $100 to open your account and scheduled investments of at least $25.

o If you stop your scheduled investments before reaching the $2,500 minimum investment, we reserve the right to close your account. We will provide 60 days written notice to give you time to add to your account, and avoid the sale of your shares.

SYSTEMATIC WITHDRAWAL PLAN
o If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

MINIMUM ACCOUNT SIZE
o In general, you must maintain a minimum account balance of $1,000. If your account drops below $1,000 due to redemptions, you may be required to sell your shares.

o You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

WHEN CAN YOU PURCHASE, SELL OR EXCHANGE SHARES?
o You may purchase, sell or exchange shares on any day that the New York Stock Exchange (NYSE) is open for business. We define this as a "Business Day."

o You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M. (Eastern time).






                                                               Prospectus    81

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

o In order to receive the current Business Day's net asset value (NAV) all purchases, exchanges and redemption orders must be received by the Funds' Transfer Agent ("Transfer Agent") or other authorized agent by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

HOW FUND PRICES ARE CALCULATED
o The price per share (also referred to as the offering price) will be the NAV determined after the Transfer Agent receives your purchase order.

o The Funds' NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days in which the NYSE is closed for trading.

o In calculating the NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser, the applicable Sub-Adviser, or their respective agents believe that they are unreliable, Fund management may determine fair value prices in good faith using methods approved by the Board of Trustees.

o If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities. While the use of fair value pricing is intended to result in an NAV calculation that fairly reflects security values as of the time of pricing, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

   --With respect to Funds that invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Funds would use fair value pricing - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

   --When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services, and these values may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized costs and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

   --The Funds may consider a variety of factors when determining the fair value of an illiquid security. Such considerations may include, but are not limited to, fundamental analytical data relating to the security; the nature and duration of any restriction on the disposition of the security; special reports prepared by analysts; information as to any transactions or offers with respect to the security; the price and extent of public trading in similar securities of the issuer or compatible companies and other relevant matters, information as to any transactions or offers with respect to the security, other news events, or any other relevant information.

   --With respect to the Constellation International Equity Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges.

MARKET TIMING POLICIES AND PROCEDURES
The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds do not accommodate frequent trading by shareholders. The Funds and/ or their service providers will take steps to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service




82    Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

providers will consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

o Shareholders are restricted from making more than four "round trips" into or out of a Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a redemption (exchange) out of a Fund followed by a purchase (exchange) back into the Fund.

o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers will apply these policies to the best of their abilities in a manner they believe is consistent with the interests of the Funds' long-term shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

REDEMPTION FEES

Sales or exchanges out of the Funds are not currently subject to a redemption fee, but may be subject to a 2% redemption fee in the future (except for Chartwell Ultra Short Duration Fixed Income and Chartwell Short Duration Fixed Income Funds). The Funds will provide notice to shareholders before they implement the redemption fee.

Any redemption fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. We reserve the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Fund. In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.

EXCHANGING SHARES

o You may exchange Class I Shares of a Fund for Class I Shares of another Fund, and you may also exchange Class II Shares of a Fund for Class II Shares of another Fund, subject to any applicable limitations resulting from the closing of Funds to new investors.

o When you exchange shares, you are selling your shares and buying other Fund shares. Your sale price and purchase price will be based on the NAV next calculated after the Transfer Agent receives your exchange request.

o As discussed above under "Market Timing Policies and Procedures," we limit the number of exchanges to four "round trips" during any calendar year. A round trip is a redemption (exchange) out of a Fund followed by a purchase (exchange) back into the Fund. If a shareholder exceeds 4 exchanges per calendar year, or if the Funds determine, in their sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Funds, the Funds may bar the shareholder from making further exchanges or purchases.

o We may change or cancel our exchange policy at any time upon 60 days' notice.


PURCHASES, SALES AND EXCHANGES THROUGH FINANCIAL INSTITUTIONS


You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly in the Funds. For example, in order for




                                                               Prospectus    83

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Funds. This allows the financial institution time to process your request and transmit it to us.

Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

LIMITATIONS ON PURCHASES, SALES AND EXCHANGES

o The Funds will only accept purchase or exchange requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Funds may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, the Funds reserve the right to not open or close your account or take such other steps as we deem reasonable. We can accept purchases only in U.S. dollars drawn on U.S. banks. We cannot accept cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks). The Funds may reject or cancel any purchase orders, including exchanges, for any reason.

o The Funds will normally send your sale proceeds within three Business Days after they receive your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through the Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).

o The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' Statement of Additional Information
   (SAI).

HOW TO OPEN AN ACCOUNT

BY TELEPHONE

Call 1-866-242-5742 (Option 3) between 9:00 A.M. and 4:00 P.M. (Eastern time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Fund's representative may request personal identification and record the call.

If you already have an account and you have authorized telephone transactions, you may open an account in another Constellation Fund. The registration on the accounts must be identical.

BY INTERNET

You can only open an account online if you already have an existing Constellation Funds account. The registration on the account must be identical. The Funds' website is www.constellationfundsgroup.com.

BY MAIL

Send the completed application that accompanies this Prospectus and a check payable to the Constellation Funds to:


      BY REGULAR MAIL                  BY EXPRESS OR OVERNIGHT MAIL
      Constellation Funds              Constellation Funds
      P.O. Box 219520                  c/o DST Systems Inc.
      Kansas City, MO 64105-9520       430 W. 7th Street
                                       Kansas City, MO 64105

Checks must be in U.S. dollars and drawn on U.S. banks. The Funds do not accept third party checks, credit card checks, checks issued by internet banks, money orders, traveler's checks or cash.














84    Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

BY WIRE

Please contact a Constellation Funds' representative at 1-866-242-5742 (Option
3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870964856
     Further Credit: [Name of Fund, shareholder name and Constellation Funds account number]

AUTOMATIC TRANSACTIONS

You can open an account through our Systematic Investment Plan ($100 minimum). You must elect this option on your account application. Please call a Constellation Funds representative at 1-866-242-5742 for assistance.

HOW TO ADD TO AN ACCOUNT

BY TELEPHONE

Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-866-242-5742 and provide your account number to the Constellation Funds' representative. You must then instruct your bank to wire the money. Please see the wire instructions below.

BY INTERNET

You can make additional investments by going to our website at www.constellationfundsgroup.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

BY MAIL

Please send your check payable to the Constellation Funds along with a signed letter stating the name of the fund and your account number.

BY WIRE

Please contact a Constellation Funds' representative at 1-866-242-5742 to let us know that you intend to send money by wire. Wire funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870964856
     Further credit: [include Name of Fund, shareholder name and your Constellation Funds account number]

AUTOMATIC TRANSACTIONS

Regularly scheduled investments ($25 minimum) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.

HOW TO SELL SHARES

BY TELEPHONE

You may sell shares by calling 1-866-242-5742 provided that you have previously requested this privilege on your account application. The Funds will send money only to the address of record via check, ACH or by wire. Your bank may charge you a wire fee. The sale price of each share will be the next NAV determined after we receive your request.












                                                               Prospectus    85

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

BY INTERNET

Existing shareholders can sell shares via our website at www.constellationfundsgroup.com. The sale price of each share will be the next NAV determined after we receive your request. Redemptions will be funded via check, ACH or wire to the instructions of record. Your bank may charge a wire fee.

BY MAIL

Please send us a letter with your name, Fund name, account number and the amount of your request. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after we receive your request. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.

BY WIRE

Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.

AUTOMATIC TRANSACTIONS

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.

HOW TO EXCHANGE SHARES

BY TELEPHONE


You may exchange shares on any Business Day by calling the Funds at 1-866-242-5742, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).


BY MAIL

You may exchange shares on any Business Day by writing to the Funds, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE

Not applicable

AUTOMATIC TRANSACTIONS

Not applicable

OTHER POLICIES

FOREIGN INVESTORS

The Funds do not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds at 1-866-242-5742, for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, social security number, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.








86    Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Funds shall have no obligation regarding the return of these documents. The Funds are required by law to reject your new account application if you do not provide the required identifying information.

The Funds or their agent will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If a Fund is unable to obtain this information within a time period established in its sole discretion, which may change from time to time, it will reject your application or close your account at the then-current day's NAV (less any applicable sales charges) and remit proceeds to you via check. The Funds further reserve the right to hold your proceeds until your check for the purchase of Fund shares clears the bank, which may take up to 15 days from the date of purchase. Because your purchase price may be different from the price upon redemption, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. The Funds will take these actions when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority or by applicable law.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio security holdings is available in the SAI.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (i.e. when the Board determines that payment in cash would not be in the best interests of the Funds' remaining shareholders) the Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, the securities that you receive would be subject to market risk until they were sold.

TELEPHONE/ONLINE TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via our website (www.constellationfundsgroup.com) is extremely convenient, but not without risk. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. As long as we follow these safeguards and procedures, we generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transact business with us over the telephone or via our website, you will generally bear the risk of any loss.


SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

o  Written requests for redemptions in excess of $50,000;

o All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and








                                                               Prospectus    87

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

o Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.


DISTRIBUTION OF FUND SHARES


Constellation Investment Distribution Company, Inc. (the "Distributor"), a registered broker-dealer that is owned and operated by Constellation Investment Management Company, LP, serves as Distributor of the Funds.


The Constellation HLAM Large Cap Quality Stock, Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), Constellation Pitcairn Taxable Bond, Constellation Pitcairn Tax-Exempt Bond, Constellation Sands Capital Select Growth, Constellation TIP Mid Cap, Constellation Small Cap Value Opportunities, Constellation TIP Healthcare & Biotechnology, Constellation International Equity and Constellation Strategic Value and High Income Funds have adopted a Distribution and Shareholder Service Plan for their Class II Shares (the "Class II Plan") that allows the Funds to pay service fees to CIMCO to provide or procure shareholder services ("Service Providers"). Class II Shares of the Funds may pay service fees at an annual rate not to exceed 0.25% of average daily net assets. CIMCO, in turn, pays the Service Provider for the services it provides. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

CIMCO provides additional cash payments and/or non-cash compensation out of its own resources and not out of Fund assets to some (but not necessarily all) financial intermediaries who sell shares of the Funds to their clients or otherwise assist in the marketing of Fund shares and/or the provision of services to shareholders. These payments include fees payable to mutual fund "platforms," such as those maintained by Charles Schwab & Co., Inc., as well as those paid to retirement plan administrators and service providers and other parties who provide valuable services to clients and their representatives, including referral services and similar programs. These arrangements are sometimes referred to as "revenue sharing" arrangements, and are supplemental to any shareholder services paid for out of or through the Funds' shareholder service plan. In addition, from time to time, CIMCO and/or its affiliate, the Distributor, may pay non-cash compensation to brokers and other financial intermediaries in the form of sponsorship support of regional or national events, as well as occasional gifts, meals, event tickets or other entertainment. Investors may obtain additional information about these arrangements, including the potential conflicts of interests that such arrangements may present or create, from their intermediaries.










88    Prospectus

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


The Constellation Clover Core Value, Constellation Clover Small Cap Value, Constellation HLAM Large Cap Quality Stock, Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), Constellation Sands Capital Select Growth, and Constellation Strategic Value and High Income Funds distribute their income, if any, quarterly as a dividend to shareholders. The Constellation Clover Core Fixed Income, Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds declare their investment income daily and distribute it monthly as a dividend to shareholders. The Constellation TIP Mid Cap, Constellation Small Cap Value Opportunities, Constellation TIP Healthcare & Biotechnology, and Constellation International Equity Funds distribute their income annually as a dividend to shareholders.


The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.


The Constellation Clover Core Fixed Income, Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, and Constellation Pitcairn Taxable Bond Funds each expect to distribute primarily ordinary income distributions.

The Constellation Pitcairn Tax-Exempt Bond Fund, subject to certain restrictions, is permitted to pass through to you the interest earned on municipal bonds as federally exempt-interest dividends. Depending on your state of residence, you may be able to exempt from state taxation some or all of the federally exempt-interest dividends paid to you by the Constellation Pitcairn Tax-Exempt Bond Fund. Federally exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits you receive.


Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds that invest in foreign securities. In addition, the Funds may be able to pass along a tax credit for foreign income taxes they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

More information about taxes is in the Funds' SAI.










                                                               Prospectus    89

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I and Class II shares of the Funds, including the time period during which certain of the Funds were part of the Turner, Pitcairn and Hilliard-Lyons Funds and Constellation Institutional Portfolios. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund for the period ended September 30, 2005 were audited by KPMG LLP, independent registered public accounting firm. The financial highlights for each Fund, except the TIP Mid Cap Fund and HLAM Large Cap Quality Stock Fund, for the period ended September 30, 2004 were also audited by KPMG LLP. The financial highlights for each Fund, for periods ending prior to September 30, 2004 were audited by other independent registered public accounting firms. The financial highlights for the TIP Mid Cap Fund and HLAM Large Cap Quality Stock Fund, for the period ended December 31, 2004 were also audited by KPMG LLP. The reports of the independent registered public accounting firm, along with each Fund's financial statements and related notes, appears in the 2005 Annual Report for the Funds. You can obtain the annual report, which contains more performance information, at no charge by calling 1-866-242-5742. The Annual Report has been incorporated by reference into our SAI.


CONSTELLATION CLOVER CORE VALUE FUND -- CLASS I SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30:                              2005           2004        2003(2)           2002        2001(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $16.51         $14.18         $11.71         $14.85         $14.23
Income From Investment Operations
 Net investment income                                           0.04           0.06           0.05           0.08           0.05
 Realized and unrealized gains (losses) on
  investments                                                    3.90           2.84           2.47          (0.61)          0.59
 Total From Investment Operations                                3.94           2.90           2.52          (0.53)          0.64
Less Dividends and Distributions
 Dividends from net investment income                           (0.04)         (0.06)         (0.05)         (0.08)         (0.02)
 Distributions from capital gains                               (1.41)         (0.51)            --          (2.53)            --
 Total Dividends and Distributions                              (1.45)         (0.57)         (0.05)         (2.61)         (0.02)
Net Asset Value, End of Period                                 $19.00         $16.51         $14.18         $11.71         $14.85
Total Return                                                   24.83%         20.75%         21.61%        (6.37)%          4.50%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                             $171,251        $59,714        $46,673        $43,571        $41,715
 Ratio of Net Expenses to Average Net Assets+                   1.13%          1.08%          1.13%          1.10%          1.10%
 Ratio of Total Expenses to Average Net Assets                  1.13%          1.08%          1.13%          1.13%          1.16%
 Ratio of Net Investment Income to
   Average Net Assets+                                          0.24%          0.39%          0.43%          0.56%          0.30%
 Portfolio Turnover Rate++                                        75%            55%            67%           103%           128%





+Inclusive of fees paid indirectly, waivers, reimbursements and expense offsets.


++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)Effective April 15, 2003, the Board of Trustees of Turner Funds approved a resolution to change the name of the Turner Midcap Value Fund to the Turner Core Value Fund and to change its principal investment strategy to a "core" approach.

(3)On April 30, 2001, shareholders of the Clover Equity Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Midcap Value Fund effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.













90    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION CLOVER SMALL CAP VALUE FUND -- CLASS I SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30:                      2005              2004             2003              2002          2001(2)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $23.76            $19.23           $15.20            $16.69           $16.36
Income From Investment Operations
 Net investment income (loss)                           (0.14)            (0.01)            0.01              0.06             0.10
 Realized and unrealized gains (losses) on
   investments                                           4.01              4.57             4.04             (1.50)            1.67
 Total From Investment Operations                        3.87              4.56             4.05             (1.44)            1.77
Less Dividends and Distributions
 Dividends from net investment income                      --             (0.03)           (0.02)(3)         (0.05)           (0.05)
 Distributions from capital gains                          --                --               --                --            (1.39)
 Total Dividends and Distributions                         --             (0.03)           (0.02)            (0.05)           (1.44)
Net Asset Value, End of Period                         $27.63            $23.76           $19.23            $15.20           $16.69
Total Return                                           16.29%            23.72%           26.66%           (8.69)%           12.15%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                     $450,011          $540,278         $394,946          $464,576         $178,164
 Ratio of Net Expenses to Average Net
  Assets+                                               1.23%             1.22%            1.27%             1.26%            1.28%
 Ratio of Total Expenses to Average Net
  Assets                                                1.23%             1.22%            1.27%             1.26%            1.28%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets+                                (0.48)%           (0.09)%            0.08%             0.31%            0.37%
 Portfolio Turnover Rate++                                78%               61%              52%               38%             120%






+Inclusive of fees paid indirectly, waivers, reimbursements and expense offsets.


++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)On April 30, 2001, shareholders of the Clover Small Cap Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Small Cap Value Fund effective May 1, 2001.

(3)Includes return of capital of $0.004.

Amounts designated as "--" are either $0 or have been rounded to $0.












                                                               Prospectus    91

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS



CONSTELLATION CLOVER CORE FIXED INCOME FUND -- CLASS I SHARES(1)




FOR THE PERIODS ENDED SEPTEMBER 30:                          2005            2004            2003            2002         2001(2)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.27          $10.40          $10.55          $10.20           $9.62
Income From Investment Operations
 Net investment income                                       0.42            0.43            0.45            0.52            0.54
 Realized and unrealized gains (losses) on
   investments                                              (0.19)          (0.13)          (0.10)           0.35            0.58
 Total From Investment Operations                            0.23            0.30            0.35            0.87            1.12
Less Dividends and Distributions
 Dividends from net investment income                       (0.42)          (0.43)          (0.47)          (0.52)          (0.54)
 Distributions from capital gains                           (0.14)             --           (0.03)             --              --
 Total Dividends and Distributions                          (0.56)          (0.43)          (0.50)          (0.52)          (0.54)
Net Asset Value, End of Period                              $9.94          $10.27          $10.40          $10.55          $10.20
Total Return                                                2.27%           2.97%           3.37%           8.85%          11.99%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                          $26,166         $32,334         $43,391         $42,924         $34,074
 Ratio of Net Expenses to Average Net Assets+               0.80%           0.80%           0.78%           0.75%           0.75%
 Ratio of Total Expenses to Average Net Assets              0.86%           0.85%           0.87%           0.87%           1.01%
 Ratio of Net Investment Income to
   Average Net Assets+                                      3.91%           3.94%           4.25%           5.03%           5.50%
 Portfolio Turnover Rate++                                    70%             45%             46%             49%             34%






+Inclusive of fees paid indirectly, waivers, reimbursements and expense offsets.

++Excludes effect of in-kind transfers and mergers.


(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)On April 30, 2001, shareholders of the Clover Fixed Income Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc. with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Core Fixed Income Fund, effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.








92    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND --
CLASS I SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30:                       2005(2)            2004            2003            2002            2001
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.12          $10.17          $10.23          $10.22          $10.05
Income From Investment Operations
 Net investment income                                       0.30            0.21            0.08(3)         0.25            0.54
 Realized and unrealized gains (losses) on
   investments                                              (0.03)          (0.05)           0.06            0.05            0.15
 Total From Investment Operations                            0.27            0.16            0.14            0.30            0.69
Less Dividends and Distributions
 Dividends from net investment income                       (0.31)          (0.21)          (0.19)          (0.29)          (0.52)
 Distributions from capital gains                              --              --           (0.01)             --              --
 Total Dividends and Distributions                          (0.31)          (0.21)          (0.20)          (0.29)          (0.52)
Net Asset Value, End of Period                             $10.08          $10.12          $10.17          $10.23          $10.22
Total Return                                                2.67%           1.63%           1.40%           2.95%           7.09%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                         $305,222        $391,934        $462,567        $470,021         $93,531
 Ratio of Net Expenses to Average Net Assets+               0.59%           0.46%           0.41%           0.36%           0.36%
 Ratio of Total Expenses to Average Net Assets              0.62%           0.58%           0.62%           0.60%           0.87%
 Ratio of Net Investment Income to
   Average Net Assets+                                      2.93%           2.08%           0.78%           2.27%           5.09%
 Portfolio Turnover Rate++                                    68%             44%            222%             71%            119%






+Inclusive of fees paid indirectly, waivers, reimbursements and expense offsets.

++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)On January 28, 2005, Class II Shares merged into Class I Shares.

(3)Based on average shares outstanding.


Amounts designated as "--" are either $0 or have been rounded to $0.








                                                               Prospectus    93

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND -- CLASS I SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30:                       2005(2)            2004            2003            2002            2001
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.04          $10.14          $10.24          $10.16           $9.82
Income From Investment Operations
 Net investment income                                       0.31            0.28            0.17(3)         0.35            0.57
 Realized and unrealized gains (losses) on
   investments                                              (0.10)          (0.10)           0.05            0.12            0.32
 Total From Investment Operations                            0.21            0.18            0.22            0.47            0.89
Less Dividends and Distributions
 Dividends from net investment income                       (0.38)          (0.28)          (0.25)          (0.39)          (0.55)
 Distributions from capital gains                              --              --           (0.07)             --              --
 Total Dividends and Distributions                          (0.38)          (0.28)          (0.32)          (0.39)          (0.55)
Net Asset Value, End of Period                              $9.87          $10.04          $10.14          $10.24          $10.16
Total Return                                                2.12%           1.84%           2.15%           4.69%           9.35%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                         $112,833        $172,213        $252,772        $264,010         $68,405
 Ratio of Net Expenses to Average Net Assets+               0.61%           0.46%           0.41%           0.36%           0.36%
 Ratio of Total Expenses to Average Net Assets              0.66%           0.60%           0.62%           0.60%           0.72%
 Ratio of Net Investment Income to
   Average Net Assets+                                      3.18%           2.49%           1.65%           3.27%           5.65%
 Portfolio Turnover Rate++                                    46%             84%            200%            178%            104%






+Inclusive of fees paid indirectly, waivers and reimbursements.

++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)On January 28, 2005, Class II Shares merged into Class I Shares.

(3)Based on average shares outstanding.

Amounts designated as "--" are either $0 or have been rounded to $0.










94    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS



CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND -- CLASS II SHARES(1)





FOR THE PERIODS ENDED SEPTEMBER 30 AND
  DECEMBER 31:                                          2005(2)      2004          2003         2002         2001          2000
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $21.58       $24.73        $24.02       $30.89       $33.89        $33.71
Income From Investment Operations
 Net investment income (loss)                            (0.01)        0.01         (0.07)       (0.08)       (0.12)       (0.06)
 Realized and unrealized gains (losses) on
   investments                                           (0.43)        1.16          4.58        (6.79)       (2.88)         0.24
 Total From Investment Operations                        (0.44)        1.17          4.51        (6.87)       (3.00)         0.18
Less Dividends and Distributions
 Dividends from net investment income                       --           --            --           --           --            --
 Distributions from capital gains                        (1.22)       (4.32)        (3.80)          --           --            --
 Total Dividends and Distributions                       (1.22)       (4.32)        (3.80)          --           --            --
Net Asset Value, End of Period                          $19.92       $21.58        $24.73       $24.02       $30.89        $33.89
Total Return                                           (2.09)%+       4.73%        19.07%     (22.20)%      (8.85)%         0.53%

Ratios/Supplemental Data
 Net Assets, End of Period (000)                       $16,140      $20,959       $35,806      $34,963      $51,402       $62,884
 Ratio of Expenses to Average Net Assets++               1.25%        1.30%         1.30%        1.29%        1.25%         1.29%
 Ratio of Total Expenses to Average Net Assets           1.65%        1.97%         1.82%        1.46%        1.44%         1.37%
 Ratio of Net Investment Income (Loss)
   to Average Net Assets++                             (0.08)%        0.04%       (0.27)%      (0.32)%      (0.36)%       (0.17)%
 Portfolio Turnover Rate+++                                37%           7%           28%          19%          19%           34%



+Return is for the period indicated and has not been annualized

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.

1On November 8, 2004, the Constellation Funds acquired the assets and liabilities of the Hilliard Lyons Growth Fund, Inc., in a tax-free reorganization. Investor A Shares were converted into Class II Shares. Subsequently, Investor B Shares were liquidated and exchanged for Class II Shares. Investor A Shares were the accounting survivor in this transaction, and as a result, its operating results for the periods prior to November 8, 2004 have been carried forward in these financial highlights.

2For the nine-month period ended September 30, 2005. All ratios for the period have been annualized. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.


Amounts designated as "--" are either $0 or have been rounded to $0








                                                               Prospectus    95

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND -- CLASS II SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30 AND
  OCTOBER 31:                                            2005      2004(2)          2003         2002         2001       2000(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $11.22       $10.26         $8.50        $9.19       $10.52        $10.00
Income From Investment Operations
 Net investment income                                    0.13         0.10          0.12         0.10         0.09          0.01(4)
 Realized and unrealized gains (losses) on
   investments                                            1.38         0.97          1.77        (0.69)       (1.33)         0.51
 Total From Investment Operations                         1.51         1.07          1.89        (0.59)       (1.24)         0.52
Less Dividends and Distributions
 Dividends from net investment income                    (0.13)       (0.11)        (0.13)       (0.10)       (0.09)           --
 Distributions from capital gains                           --           --            --           --           --            --
 Total Dividends and Distributions                       (0.13)       (0.11)        (0.13)       (0.10)       (0.09)           --
Net Asset Value, End of Period                          $12.60       $11.22        $10.26        $8.50        $9.19        $10.52
Total Return                                            13.47%      10.50%+        22.43%      (6.43)%     (11.87)%        5.24%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                      $168,542     $152,202      $143,641     $122,391     $139,767      $165,823
 Ratio of Net Expenses to Average Net Assets++           1.09%        1.02%         1.01%        1.02%        1.00%         1.00%
 Ratio of Total Expenses to Average Net Assets           1.21%        1.14%         1.14%        1.13%        1.16%         1.22%
 Ratio of Net Investment Income to Average
   Net Assets++                                          1.04%        1.06%         1.32%        1.17%        0.92%         0.73%
 Portfolio Turnover Rate+++                                64%          75%           59%          26%          48%           12%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.


(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.


(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4)Based on average shares outstanding.


Amounts designated as "--" are either $0 or have been rounded.








96    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN SELECT VALUE FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND
  OCTOBER 31:                                            2005      2004(2)          2003         2002         2001       2000(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.87       $10.38         $8.36       $10.01       $10.96        $10.00
Income From Investment Operations
 Net investment income                                    0.07         0.08          0.08         0.09         0.09          0.02
 Realized and unrealized gains (losses) on
   investments                                            0.89         0.66          2.03        (1.65)       (0.95)         0.95
 Total From Investment Operations                         0.96         0.74          2.11        (1.56)       (0.86)         0.97
Less Dividends and Distributions
 Dividends from net investment income                    (0.07)       (0.09)        (0.09)       (0.09)       (0.09)        (0.01)
 Distributions from capital gains                        (0.16)       (0.16)           --           --           --            --
 Total Dividends and Distributions                       (0.23)       (0.25)        (0.09)       (0.09)       (0.09)        (0.01)
Net Asset Value, End of Period                          $11.60       $10.87        $10.38        $8.36       $10.01        $10.96
Total Return                                             8.82%       7.16%+        25.48%     (15.77)%      (7.90)%        9.70%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                       $65,400      $61,817       $58,133      $48,455      $60,986       $62,392
 Ratio of Net Expenses to Average Net Assets++           1.14%        1.03%         1.02%        1.02%        1.00%         1.00%
 Ratio of Total Expenses to Average Net Assets           1.24%        1.19%         1.23%        1.19%        1.19%         1.33%
 Ratio of Net Investment Income to Average
   Net Assets++                                          0.63%        0.84%         0.86%        0.92%        0.85%         0.95%
 Portfolio Turnover Rate+++                                94%         111%          104%         110%         104%           27%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.


(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 11, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                               Prospectus    97

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND -- CLASS II SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30 AND
  OCTOBER 31:                                            2005         2004(2)       2003         2002         2001          2000(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $5.36        $5.25         $4.40        $5.66        $9.18        $10.00
Income From Investment Operations
 Net investment income (loss)                             0.03           --            --        (0.01)       (0.03)        (0.01)
 Realized and unrealized gains (losses) on
    investments                                           0.44         0.11          0.85        (1.25)       (3.49)        (0.81)
 Total From Investment Operations                         0.47         0.11          0.85        (1.26)       (3.52)        (0.82)
Less Dividends and Distributions
 Dividends from net investment income                    (0.03)          --(4)         --           --           --            --
 Distributions from capital gains                           --           --            --           --           --            --
 Total Dividends and Distributions                       (0.03)          --            --           --           --            --
Net Asset Value, End of Period                           $5.80        $5.36         $5.25        $4.40        $5.66         $9.18
Total Return                                             8.71%        2.14%+       19.32%     (22.26)%     (38.34)%       (8.20)%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                      $116,560     $104,528       $95,724      $82,368     $107,141      $174,960
 Ratio of Net Expenses to Average Net Assets++           1.10%        1.02%         1.01%        1.01%        1.00%         1.00%
 Ratio of Total Expenses to Average Net Assets           1.23%        1.15%         1.16%        1.14%        1.17%         1.22%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets++                                  0.48%          --%         0.05%      (0.15)%      (0.44)%       (0.68)%
 Portfolio Turnover Rate+++                                56%          53%           70%          35%          37%            6%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.


(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4)Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.








98    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN SMALL CAP FUND -- CLASS II SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30 AND
  OCTOBER 31:                                           2005         2004(2)       2003         2002         2001          2000(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $15.30       $13.78         $9.87       $10.67       $10.18        $10.00
Income From Investment Operations
 Net investment income (loss)                            (0.04)       (0.04)           --(4)      0.07         0.10          0.02
 Realized and unrealized gains (losses) on
   investments                                            1.37         1.56          3.91        (0.78)        0.49          0.16
 Total From Investment Operations                         1.33         1.52          3.91        (0.71)        0.59          0.18
Less Dividends and Distributions
 Dividends from net investment income                       --           --(5)         --(5)     (0.09)       (0.10)           --
 Distributions from capital gains                        (0.12)          --            --           --           --            --
 Total Dividends and Distributions                       (0.12)          --            --        (0.09)       (0.10)           --
Net Asset Value, End of Period                          $16.51       $15.30        $13.78        $9.87       $10.67        $10.18
Total Return                                             8.69%       11.03%+       39.65%      (6.78)%        5.80%         1.80%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                       $95,939      $92,848       $87,520      $50,096      $62,227       $67,651
 Ratio of Net Expenses to Average Net Assets++           1.10%        1.08%         1.20%(6)     1.28%(6)     1.16%(6)      1.22%(6)
 Ratio of Total Expenses to Average Net Assets           1.24%        1.15%         1.17%        1.38%        1.19%         1.33%
 Ratio of Net Investment Income (Loss) to
    Average Net Assets++                               (0.27)%      (0.26)%       (0.04)%        0.58%        0.93%         1.11%
 Portfolio Turnover Rate+++                               100%          72%          149%          93%          96%           10%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.


(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.


(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 25, 2000. All ratios for the period have been annualized.

(4)Based on average shares outstanding.

(5)Amount represents less than $0.01 per share.

(6)The ratio of expenses excluding interest expense to average net assets for the periods ended October 31, 2003, October 31, 2002, October 31, 2001 and October 31, 2000 were 1.10%, 1.19%, 1.00% and 1.00%, respectively.


Amounts designated as "--" are either $0 or have been rounded to $0.




                                                               Prospectus    99

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND -- CLASS II SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30 AND
 OCTOBER 31:                                      2005        2004(2)           2003           2002           2001        2000(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $9.38          $8.55          $6.97          $7.82          $9.87         $10.00
Income From Investment Operations
 Net investment income (loss)                     0.05             --             --          (0.01)         (0.02)         (0.01)
 Realized and unrealized gains
(losses) on investments                           0.58           0.83           1.58          (0.84)         (2.03)         (0.12)
 Total From Investment Operations                 0.63           0.83           1.58          (0.85)         (2.05)         (0.13)
Less Dividends and Distributions
 Dividends from net investment income            (0.05)            --(4)*         --             --             --             --
 Distributions from capital gains                   --             --             --             --             --             --
 Total Dividends and Distributions               (0.05)            --             --             --             --             --
Net Asset Value, End of Period                   $9.96          $9.38          $8.55          $6.97          $7.82          $9.87
Total Return                                     6.72%          9.77%+        22.67%       (10.87)%       (20.77)%        (1.30)%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)               $84,448        $78,103        $73,490        $66,126        $77,295        $98,420
 Ratio of Net Expenses to Average
   Net Assets++                                  1.29%          1.23%          1.23%          1.27%          1.20%          1.20%
 Ratio of Total Expenses to Average
   Net Assets                                    1.44%          1.37%          1.38%          1.36%          1.37%          1.44%
 Ratio of Net Investment Income
   (Loss) to Average Net Assets++                0.50%          0.01%          0.06%        (0.18)%        (0.19)%        (0.29)%
 Portfolio Turnover Rate+++                        25%            19%            12%            24%            37%             1%



*Includes return of capital of $0.0003


+Returns are for the periods indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.


(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4)Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.








100    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN TAXABLE BOND FUND -- CLASS II SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30 AND
 OCTOBER 31:                                              2005      2004(2)          2003         2002         2001       2000(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.77       $10.73        $10.47       $10.98       $10.09        $10.00
Income From Investment Operations
 Net investment income                                    0.43         0.43          0.51         0.56         0.59          0.15
 Realized and unrealized gains (losses) on
   investments                                           (0.27)        0.04          0.26        (0.42)        0.90          0.09
 Total From Investment Operations                         0.16         0.47          0.77         0.14         1.49          0.24
Less Dividends and Distributions
 Dividends from net investment income                    (0.43)       (0.43)        (0.51)       (0.56)       (0.60)        (0.15)
 Distributions from capital gains                           --           --            --        (0.09)          --            --
 Total Dividends and Distributions                       (0.43)       (0.43)        (0.51)       (0.65)       (0.60)        (0.15)
Net Asset Value, End of Period                          $10.50       $10.77        $10.73       $10.47       $10.98        $10.09
Total Return                                             1.50%        4.42%+        7.44%        1.46%       15.19%         2.36%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                       $47,969      $43,239       $43,432      $40,058      $35,562       $37,212
 Ratio of Net Expenses to Average Net Assets++           0.89%        0.75%         0.73%        0.78%        0.70%         0.70%
 Ratio of Total Expenses to Average Net Assets           0.96%        0.94%         0.97%        0.98%        0.99%         1.10%
 Ratio of Net Investment Income to
   Average Net Assets++                                  4.05%        4.36%         4.74%        5.35%        5.63%         6.51%
 Portfolio Turnover Rate+++                                37%          26%           24%          58%          54%            7%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.


(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    101

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND -- CLASS II SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30 AND
  OCTOBER 31:                                            2005      2004(2)          2003         2002         2001       2000(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.78       $10.77        $10.71       $10.60       $10.04        $10.00
Income From Investment Operations
 Net investment income                                    0.41         0.39          0.44         0.44         0.45          0.10
 Realized and unrealized gains (losses) on
   investments                                           (0.11)        0.05          0.09         0.12         0.57          0.04
 Total From Investment Operations                         0.30         0.44          0.53         0.56         1.02          0.14
Less Dividends and Distributions
 Dividends from net investment income                    (0.41)       (0.39)        (0.44)       (0.44)       (0.46)        (0.10)
 Distributions from capital gains                        (0.07)       (0.04)        (0.03)       (0.01)          --            --
 Total Dividends and Distributions                       (0.48)       (0.43)        (0.47)       (0.45)       (0.46)        (0.10)
Net Asset Value, End of Period                          $10.60       $10.78        $10.77       $10.71       $10.60        $10.04
Total Return                                             2.78%        4.20%+        4.96%        5.41%       10.30%         1.43%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                      $111,575     $113,880      $111,470     $115,905     $113,071       $99,187
 Ratio of Net Expenses to Average Net Assets++           0.69%        0.62%         0.60%        0.60%        0.60%         0.60%
 Ratio of Total Expenses to Average Net Assets           0.82%        0.75%         0.74%        0.74%        0.77%         0.86%
 Ratio of Net Investment Income to Average
   Net Assets++                                          3.80%        3.97%         4.06%        4.19%        4.35%         4.88%
 Portfolio Turnover Rate+++                                38%          25%           14%          14%          23%           10%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.


(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 11, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








102    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS



CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND -- CLASS I SHARES




FOR THE PERIODS ENDED SEPTEMBER 30:                           2005       2004(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $6.80         $6.74
Income From Investment Operations
 Net investment loss                                         (0.06)           --
 Realized and unrealized gains on investments                 1.07          0.06
 Total From Investment Operations                             1.01          0.06
Less Dividends and Distributions
 Dividends from net investment income                           --            --
 Distributions from capital gains                               --            --
 Total Dividends and Distributions                              --            --
Net Asset Value, End of Period                               $7.81         $6.80
Total Return                                                14.85%         0.89%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                           $81,976       $32,591
 Ratio of Net Expenses to Average Net Assets++               1.11%         1.10%
 Ratio of Total Expenses to Average Net Assets               1.19%         1.10%
 Ratio of Net Investment Loss to Average Net
  Assets++                                                 (0.62)%       (0.79)%
 Portfolio Turnover Rate+++                                    24%           11%



+Returns are for the period indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.

(1)Commenced operations on August 27, 2004. All ratios for the period have been annualized.


Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    103

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND -- CLASS II SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30 AND
  OCTOBER 31:                                         2005       2004(2)          2003          2002          2001        2000(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $6.80         $6.13         $4.81         $5.55         $9.02         $10.00
Income From Investment Operations
 Net investment loss                                 (0.03)        (0.06)        (0.04)(4)     (0.04)        (0.04)         (0.01)
 Realized and unrealized gains (losses) on
   investments                                        1.03          0.73          1.36         (0.70)        (3.43)         (0.97)
 Total From Investment Operations                     1.00          0.67          1.32         (0.74)        (3.47)         (0.98)
Less Dividends and Distributions
 Dividends from net investment income                   --            --            --            --            --             --
 Distributions from capital gains                       --            --            --            --            --             --
 Total Dividends and Distributions                      --            --            --            --            --             --
Net Asset Value, End of Period                       $7.80         $6.80         $6.13         $4.81         $5.55          $9.02
Total Return                                        14.71%        10.93%+       27.44%      (13.33)%      (38.44)%        (9.80)%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                  $162,999       $70,027       $43,878       $32,818       $39,326        $54,794
 Ratio of Net Expenses to Average
   Net Assets++                                      1.36%         1.20%         1.17%         1.16%         1.15%          1.15%
 Ratio of Total Expenses to Average
   Net Assets                                        1.44%         1.35%         1.45%         1.43%         1.43%          1.50%
 Ratio of Net Investment Loss
   to Average Net Assets++                         (0.84)%       (0.95)%       (0.81)%       (0.69)%       (0.63)%        (0.61)%
 Portfolio Turnover Rate+++                            24%           11%           28%           24%           37%            13%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.


(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 11, 2000. All ratios for the period have been annualized.

(4)Based on average shares outstanding.


Amounts designated as "--" are either $0 or have been rounded to $0.










104    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS



CONSTELLATION TIP MID CAP FUND -- CLASS I SHARES(1)





FOR THE PERIODS ENDED SEPTEMBER 30 AND DECEMBER 31:                                                   2005(2)    2004     2003(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                                   $13.29   $12.79    $10.00
Income from Investment Operations
 Net investment income (loss)                                                                           (0.01)    0.08      0.01
 Realized and unrealized gains on investments                                                            2.47     2.70      3.99
 Total From Investment Operations                                                                        2.46     2.78      4.00
Less Dividends and Distributions:
 Dividends from net investment income                                                                      --    (0.09)       --
 Distributions from capital gains                                                                       (0.39)   (2.19)    (1.21)
 Total Dividends and Distributions                                                                      (0.39)   (2.28)    (1.21)
Net Asset Value, End of Period                                                                         $15.36   $13.29    $12.79
Total Return                                                                                           18.53%+  21.78%    40.24%+


Ratios/Supplemental Data
 Net Assets, End of Period (000)                                                                         $842     $410      $337
 Ratio of Net Expenses to Average Net Assets++                                                          1.00%    0.90%     0.90%
 Ratio of Total Expenses to Average Net Assets                                                          8.23%    0.90%     0.90%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets++                                                                               (0.02)%    0.59%     0.12%
 Portfolio Turnover Rate+++                                                                              120%     193%      141%






+Returns are for the period indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.

(1) On April 15, 2005, the Constellation Funds acquired the assets and liabilities of the Constellation Institutional Portfolios TIP Midcap Core Portfolio in a tax-free reorganization.

(2) For the nine-month period ended September 30, 2005. All ratios for the period have been annualized. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.

(3) Commenced operations on January 2, 2003. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.










                                                              Prospectus    105

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND -- CLASS II SHARES (1)



FOR THE PERIODS ENDED SEPTEMBER 30:                              2005           2004           2003           2002           2001(2)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $13.79         $12.31          $9.83         $11.15         $10.00
Income From Investment Operations
 Net investment loss                                            (0.16)         (0.06)         (0.11)         (0.10)         (0.03)
 Realized and unrealized gains (losses) on
  investments                                                    3.02           1.55           2.59          (1.20)          1.18
 Total From Investment Operations                                2.86           1.49           2.48          (1.30)          1.15
Less Dividends and Distributions
 Dividends from net investment income                              --             --             --             --             --
 Distributions from capital gains                               (0.52)         (0.01)            --          (0.02)            --
 Total Dividends and Distributions                              (0.52)         (0.01)            --          (0.02)            --
Net Asset Value, End of Period                                 $16.13         $13.79         $12.31          $9.83         $11.15
Total Return                                                   21.10%         12.12%         25.23%       (11.66)%         11.50%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                              $59,742        $35,371        $14,853         $9,288         $1,192
 Ratio of Net Expenses to Average Net Assets++                  1.88%          1.61%          1.47%          1.87%          1.50%
 Ratio of Total Expenses to Average Net Assets                  1.88%          1.84%          1.63%          2.33%         13.70%
 Ratio of Net Investment Loss to Average Net Assets++         (1.35)%        (1.10)%        (1.16)%        (1.44)%        (0.79)%
 Portfolio Turnover Rate+++                                      169%           163%           274%           202%            95%



+Returns are for the period indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)Commenced operations on February 28, 2001. All ratios for the period have been annualized.


Amounts designated as "--" are either $0 or have been rounded to $0.








106    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION INTERNATIONAL EQUITY FUND -- CLASS II SHARES(1)



FOR THE PERIODS ENDED SEPTEMBER 30 AND
   OCTOBER 31:                                    2005           2004(2)        2003           2002           2001           2000(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $7.06          $6.47          $5.23          $6.19          $9.28         $10.00
Income From Investment Operations
 Net investment income (loss)                     0.07           0.05           0.06           0.04           0.01          (0.01)
 Realized and unrealized gains
   (losses) on investments                        1.64           0.71           1.21          (0.94)         (3.05)         (0.71)
 Total From Investment Operations                 1.71           0.76           1.27          (0.90)         (3.04)         (0.72)
Less Dividends and Distributions
 Dividends from net investment income            (0.02)         (0.17)         (0.03)         (0.06)         (0.02)            --
 Distributions from capital gains                   --             --             --             --          (0.03)            --
 Total Dividends and Distributions               (0.02)         (0.17)         (0.03)         (0.06)         (0.05)            --
Net Asset Value, End of Period                   $8.75          $7.06          $6.47          $5.23          $6.19          $9.28
Total Return                                    24.19%         11.97%+        24.40%       (14.68)%       (32.91)%        (7.20)%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)              $127,929       $107,001        $97,817        $83,513       $108,777       $175,029
 Ratio of Net Expenses to Average
    Net Assets++                                 1.44%          1.35%          1.30%          1.32%          1.25%          1.25%
 Ratio of Total Expenses to Average
    Net Assets                                   1.64%          1.60%          1.60%          1.48%          1.45%          1.53%
 Ratio of Net Investment Income (Loss)
   to Average Net Assets++                       0.80%          0.90%          1.15%          0.63%          0.16%        (0.37)%
 Portfolio Turnover Rate+++                        53%            62%           128%            69%            44%            10%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.


(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    107

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS



CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND -- CLASS II SHARES(1)




FOR THE PERIODS ENDED SEPTEMBER 30:                                               2005          2004          2003        2002(2)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $16.21        $12.72         $9.27         $10.00
Income From Investment Operations
 Net investment income (loss)                                                     0.02         (0.04)        (0.01)            --
 Realized and unrealized gains (losses) on investments                            3.76          3.75          3.47          (0.73)
 Total From Investment Operations                                                 3.78          3.71          3.46          (0.73)
Less Dividends and Distributions
 Dividends from net investment income                                               --            --         (0.01)            --
 Distributions from capital gains                                                (1.64)        (0.22)           --             --
 Total Dividends and Distributions                                               (1.64)        (0.22)        (0.01)            --
Net Asset Value, End of Period                                                  $18.35        $16.21        $12.72          $9.27
Total Return                                                                    24.32%        29.36%        37.29%        (7.30)%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                               $74,235       $14,533        $5,740           $913
 Ratio of Net Expenses to Average Net Assets++                                   1.46%         1.45%         1.40%          1.45%
 Ratio of Total Expenses to Average Net Assets                                   2.04%         1.82%         3.64%          6.18%
 Ratio of Net Investment Income (Loss) to Average Net Assets++                   0.29%       (0.23)%       (0.26)%        (0.08)%
 Portfolio Turnover Rate+++                                                       193%          272%          245%           142%






+Returns are for the periods indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)Commenced operations on March 4, 2002. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.





108    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND -- CLASS I SHARES(1)(2)



FOR THE PERIODS ENDED SEPTEMBER 30:                                                         2005            2004            2003(3)
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                       $14.01          $12.58          $10.00
Income From Investment Operations
 Net investment income                                                                       0.72            0.47            0.25
 Realized and unrealized gains on investments                                                1.18            1.53            2.58
 Total From Investment Operations                                                            1.90            2.00            2.83
Less Dividends and Distributions
 Dividends from net investment income                                                       (0.72)          (0.47)          (0.25)
 Distributions from capital gains                                                           (0.98)          (0.10)             --
 Total Dividends and Distributions                                                          (1.70)          (0.57)          (0.25)
Net Asset Value, End of Period                                                             $14.21          $14.01          $12.58
Total Return                                                                               14.22%          16.04%          28.57%+

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                                             $806            $706            $443
 Ratio of Net Expenses to Average Net Assets++                                              0.25%           0.25%           0.25%
 Ratio of Total Expenses to Average Net Assets                                              4.71%           1.36%          21.93%
 Ratio of Net Investment Income to Average Net Assets++                                     5.51%           3.23%           3.27%
 Portfolio Turnover Rate+++                                                                  130%            411%            397%



+Returns are for the period indicated and have not been annualized.

++Inclusive of fees paid indirectly, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)The Constellation Strategic Value and High Income Fund and its shareholders indirectly bear a pro rata share of the expenses of the underlying Constellation Funds. The expense ratios do not include such expenses. Recognition of net investment income is affected by the timing of the declaration of dividends by the Constellation Funds in which the Constellation Strategic Value and High Income Fund invest.

(3)Commenced operations on October 31, 2002. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.











                                                              Prospectus    109

CONSTELLATION FUNDS PRIVACY POLICY

In the course of doing business with shareholders, Constellation Funds collects nonpublic personal information about shareholders. "Nonpublic personal information" is personally identifiable financial information about shareholders. For example, it includes a shareholder's social security number, account balance, bank account information and purchase and redemption history.

Constellation Funds collects this information from the following sources:

o  Information received from shareholders on applications or other forms;

o Information about shareholder transactions with us and our service providers, or others;

o Information received from consumer reporting agencies (including credit bureaus).

WHAT INFORMATION CONSTELLATION FUNDS DISCLOSE AND TO WHOM CONSTELLATION FUNDS DISCLOSES INFORMATION.

Constellation Funds only discloses nonpublic personal information collected about shareholders as permitted by law. For example, Constellation Funds may disclose nonpublic personal information about shareholders:

o To government entities, in response to subpoenas or to comply with laws or regulations.

o  When shareholders direct us to do so or consent to the disclosure.


o To companies that perform necessary services for Constellation Funds, such as data processing companies that the Funds use to process shareholder transactions or maintain shareholder accounts.


o  To protect against fraud.

INFORMATION ABOUT FORMER SHAREHOLDERS.

If a shareholder closes his or her account, we will adhere to the privacy policies and practices described in this notice.

HOW CONSTELLATION FUNDS SAFEGUARDS INFORMATION.

Within Constellation Funds, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above), but only as permitted by law. Constellation Funds and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.




110    Prospectus

Constellation Funds

Investment Adviser                                 Pitcairn Investment Management
Constellation Investment Management Company, LP    One Pitcairn Place, Suite 3000
1205 Westlakes Drive, Suite 280                    165 Township Line Road
Berwyn, PA 19312                                   Jenkintown, PA 19046

Investment Sub-Advisers                            Sands Capital Management, LLC
AXA Rosenberg Investment Management LLC            1100 Wilson Blvd, Suite 3050
4 Orinda Way, Building E                           Arlington, VA 22209
Orinda, CA 94563
                                                   Turner Investment Partners, Inc.
Chartwell Investment Partners                      1205 Westlakes Drive, Suite 100
1235 Westlakes Drive, Suite 400                    Berwyn, PA 19312
Berwyn, PA 19312
                                                   Distributor
Clover Capital Management, Inc.                    Constellation Investment Distribution Company Inc.
400 Meridian Center, Suite 200                     1205 Westlakes Drive, Suite 280
Rochester, NY 14618                                Berwyn, PA 19312

Diamond Hill Capital Management, Inc.              Legal Counsel
375 N. Front Street, Suite 300                     Morgan, Lewis & Bockius LLP
Columbus, OH 43215

Hilliard Lyons Asset Management
Hilliard Lyons Center
501 South Fourth Street
Louisville, KY 40202


--------------------------------------------------------------------------------
MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated January 31, 2006, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE      Call 1-866-242-5742

BY MAIL           WRITE TO CONSTELLATION FUNDS AT:
                  P.O. Box 219520
                  Kansas City, Missouri 64105-9520

BY INTERNET       http://www.constellationfundsgroup.com





FROM THE SEC You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC's website (''http://www.sec.gov''). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-8104.

                               CONSTELLATION FUNDS

                      CONSTELLATION CLOVER CORE VALUE FUND
                    CONSTELLATION CLOVER SMALL CAP VALUE FUND
                   CONSTELLATION CLOVER CORE FIXED INCOME FUND
         CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND
            CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND
                 CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND
                  CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND
                    CONSTELLATION PITCAIRN SELECT VALUE FUND
                 CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND
                      CONSTELLATION PITCAIRN SMALL CAP FUND
                 CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND
                    CONSTELLATION PITCAIRN TAXABLE BOND FUND
                   CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
                 CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND
                         CONSTELLATION TIP MID CAP FUND
                CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
                     CONSTELLATION INTERNATIONAL EQUITY FUND
                CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND
               CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

                                JANUARY 31, 2006

                               INVESTMENT ADVISER:
                 CONSTELLATION INVESTMENT MANAGEMENT COMPANY, LP

                            INVESTMENT SUB-ADVISERS:
                     AXA ROSENBERG INVESTMENT MANAGEMENT LLC
                         CLOVER CAPITAL MANAGEMENT, INC.
                        CHARTWELL INVESTMENT PARTNERS LP
                      DIAMOND HILL CAPITAL MANAGEMENT, INC.
                         HILLIARD LYONS ASSET MANAGEMENT
                         PITCAIRN INVESTMENT MANAGEMENT
                          SANDS CAPITAL MANAGEMENT, LLC
                        TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Constellation Funds (the "Trust") and should be read in conjunction with the Constellation Funds' Prospectus dated January 31, 2006. The Financial Statements contained in the Annual Report of the Trust for the above listed Funds are incorporated by reference into and are deemed to be a part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by calling 1-866-242-5743.

                                                  TABLE OF CONTENTS
THE TRUST.......................................................................................................S-3

PERMITTED INVESTMENTS AND RISK FACTORS..........................................................................S-4

GENERAL INVESTMENT POLICIES....................................................................................S-22

INVESTMENT LIMITATIONS.........................................................................................S-23

THE ADVISER....................................................................................................S-28

THE ADMINISTRATOR..............................................................................................S-54

DISTRIBUTION AND SHAREHOLDER SERVICES..........................................................................S-56

TRUSTEES AND OFFICERS OF THE TRUST.............................................................................S-57

PURCHASE AND REDEMPTION OF SHARES..............................................................................S-61

DETERMINATION OF NET ASSET VALUE...............................................................................S-62

TAXES..........................................................................................................S-63

PORTFOLIO TRANSACTIONS.........................................................................................S-67

PORTFOLIO HOLDINGS.............................................................................................S-74

VOTING.........................................................................................................S-75

DESCRIPTION OF SHARES..........................................................................................S-76

SHAREHOLDER LIABILITY..........................................................................................S-76

LIMITATION OF TRUSTEES' LIABILITY..............................................................................S-76

CODE OF ETHICS.................................................................................................S-76

PROXY VOTING...................................................................................................S-77

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.....................................................................S-77

CUSTODIAN......................................................................................................S-84

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................................................S-84

LEGAL COUNSEL..................................................................................................S-84

FINANCIAL STATEMENTS...........................................................................................S-84

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS..............................................................A-1

APPENDIX B - PROXY VOTING POLICIES..............................................................................B-1

THE TRUST

This Statement of Additional Information relates only to the Constellation Clover Core Value Fund ("Clover Core Value Fund"), Constellation Clover Small Cap Value Fund ("Clover Small Cap Value Fund"), Constellation Clover Core Fixed Income Fund ("Clover Core Fixed Income Fund"), Constellation Chartwell Ultra Short Duration Fixed Income Fund ("Chartwell Ultra Short Duration Fund"), Constellation Chartwell Short Duration Fixed Income Fund ("Chartwell Short Duration Fund"), Constellation HLAM Large Cap Quality Stock Fund (formerly, Constellation HLAM Large Cap Quality Growth Fund) ("HLAM Large Cap Quality Stock Fund"), Constellation Pitcairn Diversified Value Fund ("Pitcairn Diversified Value Fund"), Constellation Pitcairn Select Value Fund ("Pitcairn Select Value Fund"), Constellation Pitcairn Diversified Growth Fund ("Pitcairn Diversified Growth Fund"), Constellation Pitcairn Small Cap Fund ("Pitcairn Small Cap Fund"), Constellation Pitcairn Family Heritage(R) Fund ("Pitcairn Family Heritage(R) Fund"), Constellation Pitcairn Taxable Bond Fund ("Pitcairn Taxable Bond Fund"), Constellation Pitcairn Tax-Exempt Bond Fund ("Pitcairn Tax-Exempt Bond Fund"), Constellation Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund"), Constellation TIP Mid Cap Fund ("TIP Mid Cap Fund"), Constellation TIP Healthcare & Biotechnology Fund ("TIP Healthcare & Biotechnology Fund"), Constellation International Equity Fund ("International Equity Fund"), Constellation Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund"), and Constellation Strategic Value and High Income Fund ("Strategic Value and High Income Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of Constellation Funds (formerly, Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust October 25, 1993, as amended through March 24, 2004 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers two separate classes of shares, Class I and Class II, which provide for variations in distribution and shareholder servicing costs. Except for differences between the Class I Shares and Class II Shares pertaining to distribution and shareholder servicing costs, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

Effective as of the close of business on May 7, 2004, the Clover Core Value Fund, Clover Small Cap Value Fund, Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund, Chartwell Short Duration Fund, Small Cap Value Opportunities Fund, TIP Healthcare & Biotechnology Fund and Strategic Value and High Income Fund acquired all of the assets and liabilities of the Turner Funds' Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund, Turner Healthcare & Biotechnology Fund, and Turner Strategic Value and High Income Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented through May 7, 2004 refers to the Fund's performance as a predecessor Turner Fund.

Effective as of the close of business on July 30, 2004, the Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Diversified Growth Fund, Constellation Sands Capital Select Growth Fund, Constellation Pitcairn Small Cap Fund, Constellation Pitcairn Family Heritage(R) Fund, Constellation International Equity Fund, Constellation Pitcairn Taxable Bond Fund, and Constellation Pitcairn Tax-Exempt Bond Fund, acquired all of the assets and liabilities of the Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage(R) Fund, Pitcairn International Equity Fund, Pitcairn Taxable Bond Fund, and Pitcairn Tax-Exempt Bond Fund (each, a "Constellation Pitcairn Fund"), respectively. Performance information relating to an aforementioned Fund presented through July 30, 2004 refers to the Fund's performance as a predecessor Pitcairn Fund.

Effective as of the close of business on November 5, 2004, the HLAM Large Cap Quality Stock Fund acquired all of the assets and liabilities of the Hilliard Lyons Growth Fund, Inc. (the "predecessor HLAM Growth Fund"). Performance information relating to this Fund presented prior to November 5, 2004 refers to the Fund's performance as the predecessor HLAM Growth Fund.

Effective as of the close of business on April 14, 2005, the TIP Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Mid Cap Core Portfolio"). Performance information presented through April 15, 2005 refers to the Fund's performance as the predecessor CIP Mid Cap Core Portfolio.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectus. Unless otherwise indicated, each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below as a non-principal investment strategy.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund and Chartwell Short Duration Fund do not invest in ADRs.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Chartwell Ultra Short Duration Fund and Chartwell Short Duration Fund do not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.

EQUITY-LINKED WARRANTS

Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). Ordinarily investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Companies". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the Predecessor Turner Funds, TIP Mid Cap Fund and HLAM Large Cap Quality Stock Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

GOVERNMENT PASS-THROUGH SECURITIES

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (GNMA), Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within HUD. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

MORTGAGE DOLLAR ROLLS

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's adviser/sub-adviser will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds it advises. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable provisions of the 1940 Act, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. The Strategic Value & High Income Fund operates as a "fund of funds" and invests in securities of other investment companies as part of its principal investment strategy as more fully described in the prospectus. See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the Securities and Exchange Commission (the "SEC") staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. As a matter of operating policy, no Fund will purchase additional securities when borrowings exceed 5% of total assets. In addition, the Chartwell Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be comparable or less than that of a three-year U.S. Treasury note.

LOWER-RATED SECURITIES

The Funds, except for the Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund and Chartwell Short Duration Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.


Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.


MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (CIMCO monitors compliance with this requirement).


The Chartwell Ultra Short Duration and Chartwell Short Duration Funds may invest in repurchase agreements as part of their principal investment strategies as more fully described in the Prospectus.

REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets.


RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES


Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.


SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. Current SEC policies and interpretations limit the Funds from loaning more than 33 1/3% of their total assets.

SECURITIES OF FOREIGN ISSUERS


The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

The International Equity Fund invests in securities of foreign issuers as part of its principal investment strategy as more fully described in the Prospectus.

SHORT SALES


In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.


A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.


In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered," whether by placing assets in a segregated account in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.

SOVEREIGN DEBT


The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.


U.S. GOVERNMENT SECURITIES


U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed in "Foreign Securities".


The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES


Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "income" annually. Because a Fund will distribute its "income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.


Corporate and Municipal Zero Coupon Securities: Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

GENERAL INVESTMENT POLICIES

The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Chartwell Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Chartwell Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund, except for the TIP Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES


The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy. With respect to the restrictions on issuing senior securities, the Funds may borrow money from banks as permitted under the 1940 Act.

The Clover Core Value Fund, Clover Small Cap Value Fund, Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund, Chartwell Short Duration Fund, Small Cap Value Opportunities Fund, TIP Healthcare & Biotechnology Fund and Strategic Value and High Income Fund may not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the TIP Healthcare & Biotechnology Fund.

2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the TIP Healthcare & Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.


4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.


5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.


6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.


The Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Sands Capital Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage(R) Fund, International Equity Fund, Pitcairn Taxable Bond Fund, and Pitcairn Tax-Exempt Bond Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.


2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.


8. Each of the Pitcairn Diversified Value, Pitcairn Small Cap, Pitcairn Diversified Growth, International Equity, and Pitcairn Tax-Exempt Bond Funds may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.


In addition, the Pitcairn Tax-Exempt Bond Fund, under normal circumstances, must invest its Assets (net assets plus the amount of borrowings for investment purposes) so that at least 80% of the income it distributes will be exempt from federal income tax.

The HLAM Large Cap Quality Stock Fund may not:

1. Invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities.

2. Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

4. Pledge, hypothecate, mortgage, or otherwise encumber its assets except to the extent necessary to secure borrowings permitted by restriction
         (2) above.

5. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security.

6.       Make short sales of securities, except short sales "against-the-box."

7.       Make loans, except through repurchase agreements.

8. Purchase the shares of any open-end investment company (other than as part of a merger, consolidation or acquisition of assets), in an amount exceeding 3% of such company's total outstanding voting stock or 5% of the Fund's total assets or, together with all other investment company shares held by the Fund, 10% of the Fund's total assets.

9. Invest 15% or more of its average net assets at time of purchase in illiquid investments, including (a) repurchase agreements having a duration of more than seven days, (b) securities lacking a readily available market, and (c) restricted securities. For purposes of this investment restriction, securities lacking readily available markets include securities of foreign issuers not listed on a recognized foreign or United States stock exchange. "Restricted securities" means securities acquired under circumstances in which the Fund might not be free to sell such securities without their registration under the 1933 Act or the availability of an appropriate exemption from registration.

10. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

11. Invest in oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the securities of companies that invest in or sponsor these programs.

12.      Purchase or sell commodities or commodity futures contracts.

13.      Write or sell puts, calls, straddles, spreads or combinations thereof.

14. Invest in companies for the purpose of exercising control, except transactions involving investment companies for the purpose of effecting mergers or other corporate reorganizations between the Fund and such other investment companies.

15.      Issue any senior securities.

The TIP Mid Cap Fund may not:


1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.


2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
(iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.


3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Chartwell Short Duration Funds) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.


4. The Predecessor Turner Funds and TIP Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The Predecessor Turner Funds and TIP Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The Predecessor Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

THE ADVISER


The Trust and Constellation Investment Management Company, LP (formerly Concentrated Capital Management, LP, "CIMCO" or the "Adviser"), have entered into an advisory agreement (the "Advisory Agreement") dated March 4, 2004. CIMCO is a professional investment management firm founded on May 19, 2000. Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each Fund's sub-adviser(s). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

CIMCO has entered into an agreement to sell substantially all of its assets to Touchstone Advisors, Inc., a subsidiary of the Western & Southern Financial Group. The transaction requires shareholder approval, and is expected to close during the first quarter of 2006, at which time Touchstone Advisors will succeed CIMCO as the investment adviser and administrator to the Funds.


MANAGER OF MANAGERS OPTION


The Trust may, on behalf of a Fund, seek to achieve its investment objective by using a "manager of managers" structure. Under a manager of managers structure, CIMCO acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among sub-advisers, and to recommend that the Trustees hire, terminate or replace sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisers for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Constellation Turner Funds paid advisory fees and received waivers and reimbursements as shown in the following table:

-------------------------- ----------------------------------------------- ------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ----------------------------------------------- ------------------------------------------
FUND                             2003            2004            2005          2003          2004           2005
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Clover Core Value
Fund                           $329,028         $417,700        $753,745             $0          $74            $0
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Clover Small Cap
Value Fund                   $3,290,435       $4,223,164      $4,175,677             $0           $0            $0
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Clover Core Fixed
Income Fund                    $155,373         $145,196        $115,666        $37,511      $19,561       $16,812
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Chartwell Ultra Short
Duration Fixed
Income Fund                    $237,679         $499,034        $753,422     $1,555,099     $543,705      $127,162
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Chartwell Short
Duration Fixed
Income Fund                     $99,877         $229,237        $274,892       $623,250     $292,629       $74,818
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------

-------------------------- ----------------------------------------------- ------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ----------------------------------------------- ------------------------------------------
FUND                             2003            2004            2005          2003          2004           2005
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
TIP Healthcare &
Biotechnology Fund             $66,269          $196,563        $490,316        $17,829      $54,088            $0
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Small Cap Value
Opportunities Fund            ($22,020)         $100,931        $111,849        $38,637      $65,163      $172,166
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Strategic Value and
High Income Fund              ($23,791)         ($36,195)       ($38,941)          $110       $3,586        $1,147
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------

For the fiscal year ended October 31 2003, the fiscal period ended September 30, 2004, and the fiscal year ended September 30, 2005, the Constellation Pitcairn Funds paid advisory fees and received waivers and reimbursements as shown in the following table:

-------------------------- ----------------------------------------------- ------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ----------------------------------------------- ------------------------------------------
FUND                             2003            2004            2005          2003          2004           2005
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Pitcairn Diversified
Value Fund                     $712,673        $787,372         $924,707      $165,747      $163,856      $198,725
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Pitcairn Select Value
Fund                           $234,137        $296,825         $379,390      $106,492       $88,687       $66,293
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Pitcairn Diversified
Growth Fund                    $461,482        $530,679         $641,861      $125,125      $120,175      $145,707
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Pitcairn Small Cap
Fund                           $460,367        $525,275         $535,667       $52,270       $62,617      $130,209
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Pitcairn Family
Heritage(R) Fund               $493,897        $533,076         $606,230      $100,922       $97,039      $125,467
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Pitcairn Taxable
Bond Fund                       $59,632         $84,935         $156,037       $97,083       $74,435       $33,576
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Pitcairn Tax-Exempt
Fund                           $184,149        $172,879         $191,448      $159,640      $134,525      $148,622
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Sands Capital Select
Growth Fund                    $204,967        $481,924       $1,234,930      $102,912       $87,076      $120,454
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
International Equity
Fund                           $533,394        $688,785         $876,170      $254,090      $222,215      $240,348
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005, the HLAM Large Cap Quality Stock Fund and TIP Mid Cap Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

-------------------------- ----------------------------------------------- ------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ----------------------------------------------- ------------------------------------------
FUND                             2003            2004            2005          2003          2004           2005
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
HLAM Large Cap
Quality Stock Fund            $114,591         $267,000        $46,202        $210,530     $257,000       $52,576
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
TIP Mid Cap Fund                $2,490 (1)       $3,200 (1)   ($32,205)             $0           $0        $4,160
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------

(1) Reflects amount paid to CIMCO by the predecessor CIP Mid Cap Core Portfolio pursuant to a unified fee structure for advisory and administrative services. The unified management fee did not include the cost of any interest, taxes, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses.

As described in the Prospectus, the Funds are subject to base investment advisory fees that may be adjusted if a Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Adviser may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Funds:

---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                                                                                                                 HIGHEST/
                                                                                                                 LOWEST
                                                                                  BASE            ANNUAL        POSSIBLE
                                                                                ADVISORY       ADJUSTMENT       ADVISORY
        FUND              BENCHMARK          REQUIRED EXCESS PERFORMANCE           FEE             RATE            FEE
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                       Russell
TIP Mid Cap            Midcap                                                                                    0.80%/
Fund*                  Index                          +/- 3.01%                  0.70%          +/- 0.10%        0.60%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
Small Cap Value        Russell 2000                                                                              1.10%/
Opportunities Fund     Value Index                   +/- 3.01%                   0.95%          +/- 0.15%        0.80%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
TIP Healthcare &       S&P 500
Biotechnology          Healthcare                                                                                1.25%/
Fund                   Index                         +/- 3.01%                   1.00%          +/- 0.25%        0.75%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                                                 +/- 2.01 to 3.00%                           +/- 0.03125%
                                                 +/- 3.01 to 4.00%                           +/- 0.0625%
Clover Core            Russell 3000              +/- 4.01 to 5.00%                           +/- 0.09375%        0.865%/
Value Fund             Index                    +/- 5.01 and above               0.74%       +/- 0.125%          0.615%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                                                 +/- 2.01 to 3.00%                           +/- 0.0375%
                                                 +/- 3.01 to 4.00%                           +/- 0.0750%
Clover Small Cap       Russell 2000              +/- 4.01 to 5.00%                           +/- 0.1125%         1.00%/
Value Fund             Value Index              +/- 5.01 and above               0.85%       +/- 0.15%           0.70%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                       Lehman                    +/- 2.01 to 3.00%                           +/- 0.02%
Clover Core            Brothers                  +/- 3.01 to 4.00%                           +/- 0.04%
Fixed Income           Aggregate                +/- 4.01 to 5.00%                            +/- 0.06%           0.53%/
Fund                   Bond Index               +/- 5.01 and above               0.45%       +/- 0.08%           0.37%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
Chartwell Ultra        Merrill Lynch
Short Duration         3 Month U.S.
Fixed Income           Treasury Bill                                                                             0.31%/
Fund                   Index                         +/- 0.76%                   0.25%       +/- 0.06%           0.19%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------

* The performance-based adjustment for the TIP Mid Cap Fund is not applicable until May 1, 2006.

---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                                                                                                                 HIGHEST/
                                                                                                                 LOWEST
                                                                                  BASE            ANNUAL        POSSIBLE
                                                                                ADVISORY       ADJUSTMENT       ADVISORY
        FUND              BENCHMARK          REQUIRED EXCESS PERFORMANCE           FEE             RATE            FEE
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                       Lehman
                       Brothers 1-3
Chartwell Short        Year U.S.
Duration Fixed         Government                                                                                0.31%/
Income Fund            Bond Index                    +/- 1.51%                   0.25%          +/- 0.06%        0.19%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
HLAM Large Cap         Russell 1000                                                                              0.85%/
Quality Stock Fund     Growth Index                  +/- 3.01%                   0.75%          +/- 0.10%        0.65%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
Pitcairn Diversified   Russell 1000                                                                              0.80%/
Value Fund             Value Index                   +/- 2.00%                   0.70%          +/- 0.10%        0.60%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
Pitcairn Select        Russell 1000                                                                              0.80%/
Value Fund             Value Index                   +/- 3.00%                   0.70%          +/- 0.10%        0.60%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
Pitcairn Diversified   Russell 1000                                                                              0.80%/
Growth Fund            Growth Index                  +/- 2.00%                   0.70%          +/- 0.10%        0.60%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
Pitcairn Small Cap     Russell 2000                                                                              0.80%/
Fund                   Index                         +/- 2.50%                   0.70%          +/- 0.10%        0.60%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
Pitcairn Family        Wilshire 5000                                                                             1.00%/
Heritage(R) Fund         Index                       +/- 2.50%                   0.90%          +/- 0.10%        0.80%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                       Lehman
Pitcairn Taxable       Government/Credit                                                                         0.48%/
Bond Fund              Index                         +/- 1.00%                   0.40%          +/- 0.08%        0.32%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                       Lehman
                       Government
Pitcairn Tax-Exempt    Municipal Bond                                                                            0.36%/
Bond Fund              Index                         +/- 1.00%                   0.30%          +/- 0.06%        0.24%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
Sands Capital Select   Russell 1000                                                                              1.00%/
Growth Fund            Growth Index                  +/- 2.50%                   0.85%          +/- 0.15%        0.70%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                       Morgan Stanley
                       Capital
                       International
                       All Country
International Equity   World ex-U.S.                                                                             1.05%/
Fund                   Index ("EAFE")            +/- 2.00% or more             + 0.95%          +/- 0.10%        0.85%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------
                       50%/50%                                                                                   0.15%/
                       Blend of
                       Russell 2000
                       Value Index
                       and Merrill
                       Lynch High
Strategic Value and    Yield, Cash
High Income Fund       Pay Index                     +/- 3.01%                   0.10%          +/- 0.05%         0.05%
---------------------- ---------------- ------------------------------------ --------------- ---------------- -------------

Each Fund's base fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. Each Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.


For example, assume that the Pitcairn Diversified Value Fund's average net assets as of March 31 was $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Diversified Value Fund's base fee for March is $32,699 ($55,000,000 x 0.70%, x 31/365). If the Diversified Value Fund outperformed (or underperformed) the Russell 1000 Value Index by less than 2.00% over this performance period, then there is no adjustment to the Fund's base fee. If the Diversified Value Fund outperformed (or underperformed) the Russell 1000 Value Index by 2.00% or more over this performance period, then CIMCO's advisory fees would increase (or decrease) by $4,247 ($50,000,000 x 0.10%, x 31/365).


Because the adjustment to each Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

THE SUB-ADVISERS


The sub-advisers manage all or a portion of a Fund's assets, which allocation is determined by the Trustees upon the recommendation of CIMCO. The sub-advisers make the investment decisions for the Fund assets allocated to it, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

For their respective services, the sub-advisers receive a fee from CIMCO, which is calculated daily and paid monthly. Each Sub-Advisory Agreement provides that a sub-adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

As described in the Prospectus, each sub-adviser (except AXA Rosenberg Investment Management and Diamond Hill Capital Management) receives base investment sub-advisory fees with respect to each Fund that it sub-advises that may be adjusted if a Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Sub-Advisory Fee" column in the tables that follow represents the maximum and minimum amount that the sub-adviser may receive pursuant to the respective sub-advisory agreement.

Each sub-adviser's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the sub-adviser during the current month. Each sub-adviser's performance adjustment with respect to each sub-advised Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The sub-advised Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the sub-adviser's base fee.

CLOVER CAPITAL MANAGEMENT, INC.
Clover Capital Management, Inc. ("Clover Capital"), 400 Meridian Centre, Ste 200, Rochester, New York 14618, serves as investment sub-adviser to the Clover Core Value, Clover Small Cap Value and Clover Core Fixed Income Funds. Clover Capital is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA. As of December 31, 2005, Clover Capital had discretionary management authority with respect to approximately $2.5 billion of assets. In addition to providing sub-advisory services to the Funds mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

Other Accounts.

Michael E. Jones, CFA, is the co-portfolio manager on the Clover Small Cap Value and Clover Core Value Funds. As of September 30, 2005, Mr. Jones co-managed 2 mutual funds with approximately $606 million in total assets, and 8 unregistered pooled vehicles with total assets of approximately $49.1 million. With respect to such accounts, 3 accounts, with assets of approximately $31.9 million, pay Clover Capital a fee based upon the performance of the account.

Lawrence R. Creatura, CFA, is the co-portfolio manager on the Clover Small Cap Value Fund. As of September 30, 2005, Mr. Creatura co-managed 1 mutual fund with approximately $450 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $24.2 million. With respect to such accounts, 1 account, with assets of approximately $17.7 million, pays Clover Capital a fee based upon the performance of the account.

Matthew P. Kaufler, CFA, is the co-portfolio manager on the Clover Core Value Fund. As of September 30, 2005, Mr. Kaufler co-managed 1 mutual fund with approximately $156 million in total assets and 4 unregistered pooled vehicles with total assets of approximately $22.3 million, none of which pays Clover Capital a fee based upon the performance of the account.

Joseph P. Cerqua, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2005, Mr. Cerqua co-managed 1 mutual fund with approximately $26 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $15.9 million, none of which pays Clover Capital a fee based upon the performance of the account.

John F. Garnish, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2005, Mr. Garnish co-managed 1 mutual fund with approximately $26 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $15.9 million, none of which pays Clover Capital a fee based upon the performance of the account.

Stephen K. Gutch is the co-portfolio manager on the Clover Small Cap Value Fund. As of September 30, 2005, Mr. Gutch did not manage any other mutual funds, separate accounts or unregistered pooled vehicles.

Albert Yu is the co-portfolio manager on the Clover Core Value Fund. As of September 30, 2005, Mr. Yu co-managed 2 unregistered pooled vehicles with total assets of approximately $9.3 million, neither of which pays Clover Capital a fee based upon the performance of the account.

Conflicts. While Clover Capital manages accounts that are entitled to receive performance-based adjustments, it does not believe that such adjustments present a significant incentive for Clover Capital to unfairly favor such accounts because it has a policy to manage each account based on its investment objectives and related restrictions. Clover Capital has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a rotational basis.

With respect to potential conflicts between various types of portfolios managed by Clover Capital, the firm avoids such conflict since its portfolios are broken out by capitalization ranges, and the investment opportunities are allocated accordingly. With respect to potential conflicts among accounts within a specific portfolio, Clover Capital utilizes a rotational trading system among the accounts, thereby ensuring fair and impartial treatment of the accounts.

Compensation. As Chief Executive Officer, Mr. Jones receives a base salary and earns dividends through his ownership of Clover Capital Management, Inc. stock. The other portfolio managers are compensated with a base salary and participate in a bonus plan. The bonus varies based on performance of their respective strategy(s) as measured in a weighted average percentile rank versus the peer universe. The bonus amount is calculated at the end of each calendar quarter and is paid in cash. Portfolio managers are also shareholders of Clover Capital Management, Inc., and they earn dividends based upon their percentage ownership of the firm. Additionally, Mr. Creatura is entitled to a cash bonus based upon a combination of net revenues and fund performance for a limited partnership managed by Clover Capital.

Fund Ownership. The following table indicates for each Constellation Clover Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2005.

------------------------- -------------------------------------- --------------------------------------------
PORTFOLIO MANAGER         FUND                                   DOLLAR RANGE OF FUND SHARES OWNED
------------------------- -------------------------------------- --------------------------------------------
Michael Jones             Clover Small Cap Value Fund            $500,001-$1,000,000

                          Clover Core Value Fund                 $500,001-$1,000,000
------------------------- -------------------------------------- --------------------------------------------
Lawrence Creatura         Clover Small Cap Value Fund            $50,001-$100,000
------------------------- -------------------------------------- --------------------------------------------

------------------------- -------------------------------------- --------------------------------------------
PORTFOLIO MANAGER         FUND                                   DOLLAR RANGE OF FUND SHARES OWNED
------------------------- -------------------------------------- --------------------------------------------
Stephen Gutch             Clover Small Cap Value Fund            $50,001-$100,000
------------------------- -------------------------------------- --------------------------------------------
Matthew Kaufler           Clover Core Value Fund                 $50,001-$100,000
------------------------- -------------------------------------- --------------------------------------------
Joseph Cerqua             Clover Core Fixed Income Fund          $10,001-$50,000
------------------------- -------------------------------------- --------------------------------------------
John Garnish              Clover Core Fixed Income Fund          None
------------------------- -------------------------------------- --------------------------------------------
Albert Yu                 Clover Core Value Fund                 $10,001-$50,000
------------------------- -------------------------------------- --------------------------------------------

Set forth below is information about the sub-advisory fee arrangements of the Constellation Clover Funds:

---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
                                                                                                                HIGHEST/
                                                                                                                 LOWEST
                                                                                                               POSSIBLE
                                                                               BASE SUB-        ANNUAL           SUB-
                                                                               ADVISORY       ADJUSTMENT       ADVISORY
        FUND               BENCHMARK         REQUIRED EXCESS PERFORMANCE          FEE            RATE             FEE
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
                                                +/- 2.01 to 3.00%                             +/- 0.025%
                                                +/- 3.01 to 4.00%                             +/- 0.050%
Clover Core            Russell 3000             +/- 4.01 to 5.00%                             +/- 0.075%           0.47%/
Value Fund             Index                    +/- 5.01 and above                0.37%       +/- 0.10%            0.27%
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
                                                 +/- 2.01 to 3.00%                            +/- 0.028125%
                                                 +/- 3.01 to 4.00%                            +/- 0.05625%
Clover Small Cap       Russell 2000              +/- 4.01 to 5.00%                            +/- 0.084375%      0.5625%/
Value Fund             Value Index              +/- 5.01 and above                0.45%       +/- 0.1125%        0.3375%
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
                       Lehman                    +/- 2.01 to 3.00%                            +/- 0.015%
Clover Core            Brothers                  +/- 3.01 to 4.00%                            +/- 0.030%
Fixed Income           Aggregate                 +/- 4.01 to 5.00%                            +/- 0.045%         0.285%/
Fund                   Bond Index               +/- 5.01 and above               0.225%       +/- 0.060%         0.165%
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------

CHARTWELL INVESTMENT PARTNERS
Chartwell Investment Partners ("Chartwell), 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as investment sub-adviser to the Chartwell Ultra Short Duration Fixed Income and Chartwell Short Duration Fixed Income Funds. Chartwell is a professional investment management firm founded in 1997 by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. As of December 31, 2005, Chartwell had discretionary management authority with respect to approximately $5.1 billion of assets.

A team consisting of Craig Dembek, Roger Early and Christine Williams manages the Chartwell Ultra Short Duration and Chartwell Short Duration Funds. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds. Ultimate decision authority and accountability for management of the Funds lies with the senior manager, Roger Early.

Other Accounts. As of September 30, 2005, the Chartwell team managed 4 registered investment companies with approximately $496.3 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $121 million and 48 other accounts with approximately $625.7 million in total assets. With respect to the 2 unregistered pooled vehicles, both pay Chartwell a fee based upon the performance of the account.

Conflicts. Chartwell does not face any material conflict in management of the Funds. Chartwell has adopted policies to ensure the fair and appropriate allocation of all investment opportunities across all client portfolios, generally on a pro rata basis, using relative market values, with all portfolios receiving the same average price on a particular trade. Finally, while Chartwell is entitled to receive a performance-based adjustment with respect to certain pooled investment vehicles, such adjustments do not present a significant incentive for the portfolio managers to unfairly favor such accounts, as such potential adjustments are not material to the firm's results or any portfolio manager's compensation.

Compensation. The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell's retirement plan.

A portfolio manager's fixed base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.

A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.

Fund Ownership. As of September 30, 2005, the portfolio managers did not own any shares of the Chartwell Ultra Short Duration or Chartwell Short Duration Funds.

Set forth below is information about the sub-advisory fee arrangements of the Constellation Chartwell Funds:

---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
                                                                                                                HIGHEST/
                                                                                                                 LOWEST
                                                                                                               POSSIBLE
                                                                               BASE SUB-        ANNUAL           SUB-
                                                                               ADVISORY       ADJUSTMENT       ADVISORY
        FUND               BENCHMARK         REQUIRED EXCESS PERFORMANCE          FEE            RATE             FEE
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
                       Merrill Lynch
Chartwell Ultra        3 Month U.S.
Short Duration         Treasury Bill                                                                              0.17%/
Fund                   Index                         +/- 0.76%                  0.125%        +/- 0.045%          0.08%
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
                       Lehman
                       Brothers 1-3
                       Year U.S.
Chartwell Short        Government                                                                                 0.17%/
Duration Fund          Bond Index                    +/- 1.51%                  0.125%        +/- 0.045%          0.08%
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------

HILLIARD LYONS ASSET MANAGEMENT
Hilliard Lyons Asset Management ("HLAM"), 501 South Fourth Street, Louisville, KY 40202, serves as investment sub-adviser to the HLAM Large Cap Quality Stock Fund. HLAM is a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") and Hilliard Lyons is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company organized under the laws of Pennsylvania and headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. Together with predecessor firms, HLAM has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. As of December 31, 2005, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $4.7 billion.

Other Accounts. As of September 30, 2005, HLAM managed $29.9 million in the large cap core style in 2 separate accounts for institutions and retail/high net worth individuals.

Conflicts. HLAM has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a pro rata basis.

Compensation. HLAM's compensation plan is designed so that a portfolio manager's compensation is objective, aligned with HLAM's clients, and tied to HLAM's investment and business results, both annually and long-term. Key employees are incentivized through (1) industry competitive salary, (2) PNC Financial Services Group (parent company/affiliate of HLAM) Stock Plan, (3) annual variable cash qualitative bonus, and (4) annual contribution to the defined contribution plan covering HLAM employees, including portfolio managers, based in part upon the profitability of HLAM. The annual variable cash qualitative bonus is based on a target set at the beginning of the year based on subjective personnel review and paid at year end according to actual contribution to investment and client work, investment performance relative to the S&P 500 Index, and HLAM's overall profitability. Compensation is not based on the performance of or assets held in the HLAM Large Cap Quality Stock Fund. Compensation for portfolio managers is based on all accounts managed, including mutual funds and separate accounts.

Fund Ownership. The following table indicates for the HLAM Large Cap Quality Stock Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2005.

------------------------- ------------------------------------------ ----------------------------------------
PORTFOLIO MANAGER         FUND                                       DOLLAR RANGE OF FUND SHARES OWNED
------------------------- ------------------------------------------ ----------------------------------------
Don Keeney                HLAM Large Cap Quality Stock Fund          $10,001-$50,000
------------------------- ------------------------------------------ ----------------------------------------
Andrew Means              HLAM Large Cap Quality Stock Fund          $50,001-$100,000
------------------------- ------------------------------------------ ----------------------------------------

Set forth below is information about the sub-advisory fee arrangements of the HLAM Large Cap Quality Stock Fund:

---------------------- --------------- --------------------- ------------------------------ ---------------- --------------
                                                                                                                HIGHEST/
                                                                                                                 LOWEST
                                                                                                                POSSIBLE
                                                                                                 ANNUAL           SUB-
                                         REQUIRED EXCESS                                       ADJUSTMENT      ADVISORY
       FUND            BENCHMARK           PERFORMANCE            BASE SUB-ADVISORY FEE           RATE            FEE
---------------------- --------------- --------------------- ------------------------------ ---------------- --------------
HLAM Large Cap         Russell 1000                                                                              0.425%/
Quality Stock Fund     Growth Index          +/- 3.01%                  0.35%                +/- 0.075%          0.275%
---------------------- --------------- --------------------- ------------------------------ ---------------- --------------

TURNER INVESTMENT PARTNERS
Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-adviser for the TIP Mid Cap and TIP Healthcare & Biotechnology Funds and as one of two sub-advisers to the Small Cap Value Opportunities Fund. As of December 31, 2005, Turner had approximately $18.3 billion in client assets under management. Turner is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Other Accounts. Frank Sustersic is the lead manager on the TIP Healthcare & Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin is co-manager on the TIP Healthcare & Biotechnology Fund. As of September 30, 2005, Mr. Sustersic managed 6 registered investment companies with approximately $786 million in total assets, 10 unregistered pooled vehicles with total assets of approximately $105 million and 40 other accounts with approximately $1.8 billion in total assets. One each of the registered investment companies, unregistered pooled vehicles and other accounts, with assets of approximately $59 million, $12 million and $11 million, respectively, pays Turner a fee based upon the performance of the account. As of September 30, 2005, Ms. McMeekin co-managed 5 registered investment companies with approximately $210 million in total assets, 4 unregistered pooled vehicles with total assets of approximately $42 million and 7 other accounts with approximately $276 million in total assets. One of the registered investment companies, with assets of approximately $59 million, pays Turner a fee based upon the performance of the account.

Thomas DiBella, CFA, Kenneth W. Gainey, CFA and Steve Gold, CFA are responsible for the management of the TIP Mid Cap Fund with Mr. DiBella acting as lead manager. As of September 30, 2005, Mr. DiBella and Mr. Gainey co-managed 3 other registered investment companies with approximately $198 million in total assets, 13 unregistered pooled vehicles with total assets of approximately $622 million and 17 other accounts with approximately $1.4 billion in total assets. With respect to registered investment companies, 1, with assets of approximately $73 million, pays Turner a fee based upon the performance of the account. As of September 30, 2005, Mr. Gold co-managed 11 unregistered pooled vehicles with total assets of approximately $606 million and 1 other account with approximately $85 million in total assets, none of which pay Turner a fee based upon the performance of the account.

Thomas DiBella, CFA and Kenneth W. Gainey, CFA are primarily responsible for the management of Turner's portion of the Small Cap Value Opportunities Fund with Mr. DiBella acting as lead manager. As of September 30, 2005, Mr. DiBella and Mr. Gainey each co-managed 4 other registered investment companies with approximately $126 million in total assets, 13 unregistered pooled vehicles with total assets of approximately $622 million and 17 other accounts with approximately $1.4 billion in total assets. With respect to registered investment companies, 2, with assets of approximately $74 million, pays Turner a fee based upon the performance of the account.

Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one-year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership; equity owners share Turner's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of Turner has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of Turner, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Turner's Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Fund Ownership. The following table indicates for the TIP Healthcare & Biotechnology, TIP Mid Cap, and Small Cap Value Opportunities Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2005.

------------------------- ---------------------------------------- ------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
------------------------- ---------------------------------------- ------------------------------------------
Thomas DiBella            Small Cap Value Opportunities Fund       $100,001-$500,000

                          TIP Mid Cap Fund                         $100,001-$500,000
------------------------- ---------------------------------------- ------------------------------------------
Kenneth Gainey            Small Cap Value Opportunities Fund       $100,001-$500,000

                          TIP Mid Cap Fund                         $100,001-$500,000
------------------------- ---------------------------------------- ------------------------------------------
Stephen Gold              TIP Mid Cap Fund                         $100,001-$500,000
------------------------- ---------------------------------------- ------------------------------------------
Frank Sustersic           TIP Healthcare & Biotechnology Fund      $100,001-$500,000
------------------------- ---------------------------------------- ------------------------------------------
Heather McMeekin          TIP Healthcare & Biotechnology Fund      $10,001-$50,000
------------------------- ---------------------------------------- ------------------------------------------

Set forth below is information about the sub-advisory fee arrangements of the TIP Mid Cap, Small Cap Value Opportunities and TIP Healthcare & Biotechnology
Funds:

---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
                                                                                                                HIGHEST/
                                                                                                                 LOWEST
                                                                                                               POSSIBLE
                                                                               BASE SUB-        ANNUAL           SUB-
                                                                               ADVISORY       ADJUSTMENT       ADVISORY
        FUND               BENCHMARK         REQUIRED EXCESS PERFORMANCE          FEE            RATE             FEE
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
TIP Mid Cap Fund*      Russell Midcap                                                                            0.525%/
                       Index                         +/- 3.01%                  0.45%         +/- 0.075%         0.375%
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
Small Cap Value        Russell 2000                                                                             0.6125%/
Opportunities Fund**   Value Index                   +/- 3.01%                  0.50%        +/- 0.1125%        0.3875%
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------
                       S&P 500
TIP Healthcare &       Healthcare                                                                               0.6125%/
Biotechnology Fund     Index                         +/- 3.01%                  0.50%        +/- 0.1875%        0.3875%
---------------------- ---------------- ------------------------------------ ------------- ----------------- --------------

* The performance-based adjustment for the TIP Mid Cap Fund is not applicable until May 1, 2006.
** Applies only to assets allocated to Turner.

DIAMOND HILL CAPITAL MANAGEMENT
Diamond Hill Capital Management, Inc. ("Diamond Hill"), 375 North Front Street, Columbus, OH 43215, serves as one of the two sub-advisers to the Small Cap Value Opportunities Fund. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As of December 31, 2005, Diamond Hill had approximately $1.5 billion in assets under management. Diamond Hill did not serve as a sub-adviser (and did not receive any sub-advisory fees) at any time during the fiscal year ended September 30, 2005.

Ric Dillon and Thomas Schindler are co-portfolio managers of the portion of the Small Cap Value Opportunities Fund allocated to Diamond Hill.

Other Accounts. As of September 30, 2005, Mr. Dillon co-managed 2 other registered investment companies with approximately $421.7 million in total assets, 1 unregistered pooled vehicle with total assets of approximately $96.1 million and 219 other accounts with approximately $220 million in total assets. With respect to one unregistered pooled vehicle ($96.1 million in assets) and one other account ($26 million in assets), Diamond Hill is paid a performance-based advisory fee. None of the investment personnel receive any portion of the performance-based advisory fee directly. As of September 30, 2005, Mr. Schindler co-managed 1 other registered investment company with approximately $215.4 million in total assets, and 12 other accounts with approximately $17.1 million in total assets.

Conflicts. Due to its equity product structure, Diamond Hill feels that any material conflict of interest between strategies and accounts is minimized. The reason being is that Diamond Hill's all cap strategy pulls from the best ideas within the large cap and small cap strategies. In addition, the financial holdings within the large cap and small cap strategies must be pulled from the best ideas within the bank & financial strategy. Therefore, the all cap strategy may not hold any security that is not already in the large cap, small cap and bank & financial strategies, which avoids any preferential treatment of one strategy over another. Also, for the long-short strategies, no security can be shorted if it is held long in any other strategy at Diamond Hill. In regard to compensation, portfolio managers do not receive any incentive compensation that would cause them to treat one strategy or account preferentially over another strategy or account. Lastly, Diamond Hill has a trade allocation policy that addresses the issues surrounding similar holdings across different strategies/accounts to ensure fairness.

Compensation. All of the portfolio managers are paid a competitive base salary, based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of clients and fund shareholders, portfolio managers also participate in an annual cash incentive compensation program that is tied directly to long-term relative pre-tax investment performance of the portfolios they manage. Long-term is defined as the trailing five years (or since the individual became the portfolio manager of the portfolio if less than five years). Relative investment performance is measured against the respective portfolio's benchmark and/or its peer group. They receive no other incentive compensation related to performance. Investment bonuses are based upon rolling five-year results and performance must exceed the benchmark to receive any performance bonus.

Fund Ownership. As of September 30, 2005, Messrs. Dillon and Schindler did not own any shares of the Small Cap Value Opportunities Fund. Diamond Hill was not a sub-adviser to the Small Cap Value Opportunities during the fiscal year ended September 30, 2005.

PITCAIRN INVESTMENT MANAGEMENT
Pitcairn Investment Management ("Pitcairn"), a registered investment adviser, is a division of Pitcairn Trust Company ("PTC"). The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, Jenkintown, Pennsylvania 19046. PTC was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 80 years. Pitcairn was originally formed as a division of PTC in order to provide investment advisory and Manager selection services to the Pitcairn Funds, and currently provides investment sub-advisory services to the Constellation Pitcairn Funds. As a bank, within the meaning of the Investment Advisers Act of 1940, as amended, PTC is currently not required to register with the SEC as an investment adviser, and is not so registered. Beginning May 12, 2001, banks serving as advisers to mutual funds have been required to register with the SEC as investment advisers unless such services were performed through a "separately identifiable department or division," and not the bank itself, in which case the separately identifiable department or division could so register. Accordingly, Pitcairn was registered as an investment adviser with the SEC as a separately identifiable division within PTC effective March 27, 2001 pursuant to an order granted by the SEC. As of December 31, 2005, Pitcairn had approximately $1.1 billion in assets under management.

A team composed of senior members of Pitcairn's investment management group manages each equity fund. These individuals serve as co-managers with equal decision-making authority. Portfolio action is taken on a consensus basis.

Other Accounts. Eric Feder and David Larrabee are the co-managers of the Pitcairn Diversified Growth Fund, Pitcairn Diversified Value Fund and Pitcairn Family Heritage(R) Fund; Christopher Driver, Eric Feder and David Larrabee are the co-managers of the Pitcairn Select Value Fund; and Christopher Driver and Eric Feder are the co-managers of the Pitcairn Small Cap Fund. As of September 30, 2005, Mr. Feder co-managed the 5 registered investment companies listed above with approximately $530 million in total assets and 1 other account with approximately $144 million in total assets. As of September 30, 2005, Mr. Larrabee co-managed the 4 registered investment companies listed above with approximately $434 million in total assets and two other accounts with approximately $69 million in total assets. As of September 30, 2005, Mr. Driver co-managed the 2 registered investment companies listed above with approximately $161 million in total assets and 2 other accounts with approximately $2 million in total assets.

John Raebiger is the manager for the Pitcairn Taxable Bond Fund and the Pitcairn Tax-Exempt Bond Fund. As of September 30, 2005, Mr. Raebiger did not manage any other investment companies, other pooled investment vehicles or other similar accounts.

The portfolio managers manage no accounts, other than the Constellation Pitcairn Funds, in which the fee is based upon the performance of the account.

Conflicts. While it is conceivable that a conflict of interest may arise in cases where portfolio managers are responsible for more than one product, Pitcairn believes such a conflict is mitigated to the point of being effectively eliminated due to various factors. First, in the case of equity funds, all portfolios are managed on a team basis. Also, Pitcairn's investment management process is focused on the disciplined management of portfolios within a very well defined structure. Accordingly, the inappropriate placement of a particular investment "opportunity" in a particular portfolio without an extensive review of the suitability and portfolio's risk profile should not take place. Investment decisions are always made in a portfolio context.

Compensation. Compensation of portfolio managers has three components: Base salary, incentive cash compensation and equity.

Base salary is the traditional fixed base compensation paid to an employee on a semimonthly basis.

Incentive cash compensation is paid each year with the amount based upon two factors: a target percentage of base salary and a success factor. The success factor is calculated at the close of each calendar year and is based upon two criteria: investment performance (80%) and adherence to Pitcairn's investment management policies (20%). The investment performance measure is based upon a number of criteria including performance of each portfolio versus benchmarks as well as peer groups. The measures of performance in the aggregate determine the amount of cash incentive compensation to be awarded to the group. The award recommended for each professional is based upon various measurements of their contribution to overall performance, which ultimately determines his or her individual success score. Success scores may exceed 100%. Minimum success is zero. The ultimate payment of incentive cash compensation is funded from the profits of Pitcairn, based upon a formula approved in advance by Pitcairn's Board of Directors through its Compensation Committee.

The third component of compensation is equity in Pitcairn Financial Group, Inc. (which wholly owns Pitcairn Trust Company), via issuance of restricted stock. All Pitcairn officers participate in the restricted stock plan. Each professional has an annual target for potential awards of stock denominated as a percentage of base salary. Each year's ultimate award is based upon a percentage-success score that is determined based upon the accomplishment of a series of corporate goals for Pitcairn Financial Group that are set at the beginning of each calendar year. Investment performance is always an important part of those goals. Percentage success for each year is based upon the aggregate success versus corporate goals and is the same for all participants.

Shares are awarded early in each calendar year for business plan success in the prior year. Those shares then vest at a rate of 20% each year. While the plan provides for some liquidity under very limited circumstances, the objective is for shares to be retained until termination of employment.

Fund Ownership. The following table indicates for the Constellation Pitcairn Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2005.

------------------------- ---------------------------------------- ------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
------------------------- ---------------------------------------- ------------------------------------------
Christopher Driver        Pitcairn Select Value Fund               None

                          Pitcairn Small Cap Fund                  None
------------------------- ---------------------------------------- ------------------------------------------

------------------------- ---------------------------------------- ------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
------------------------- ---------------------------------------- ------------------------------------------
Eric Feder                Pitcairn Diversified Growth Fund         $10,001-$50,000

                          Pitcairn Diversified Value Fund          $10,001-$50,000

                          Pitcairn Family Heritage(R) Fund         $10,001-$50,000

                          Pitcairn Select Value Fund               $10,001-$50,000

                          Pitcairn Small Cap Fund                  $1-$10,000
------------------------- ---------------------------------------- ------------------------------------------
David Larrabee            Pitcairn Diversified Growth Fund         None

                          Pitcairn Diversified Value Fund          $10,001-$50,000

                          Pitcairn Family Heritage(R) Fund         $50,001-$100,000

                          Pitcairn Select Value Fund               $10,001-$50,000
------------------------- ---------------------------------------- ------------------------------------------
John Raebiger             Pitcairn Taxable Bond Fund               $1-$10,000

                          Pitcairn Tax-Exempt Bond Fund            None
------------------------- ---------------------------------------- ------------------------------------------

Set forth below is information about the sub-advisory fee arrangements of the Constellation Pitcairn Funds:

---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                                                                                                                HIGHEST/
                                                                                                                 LOWEST
                                                                                                                POSSIBLE
                                                                                                  ANNUAL          SUB-
                                            REQUIRED EXCESS                                     ADJUSTMENT      ADVISORY
        FUND           BENCHMARK              PERFORMANCE          BASE SUB-ADVISORY FEE          RATE            FEE
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                                                                   0.65% on the first $150
Pitcairn                                                          million, and 0.45% on the
Diversified Value      Russell 1000                              value of assets above that                      0.725%/
Fund                   Value Index            +/- 2.00%                    amount               +/- 0.075%       0.575%
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                                                                  0.65% on the first $61
                                                                 million, and 0.45% on the
Pitcairn Select        Russell 1000                             value of assets above that                       0.725%/
Value Fund             Value Index            +/- 3.00%                   amount                +/- 0.075%       0.575%
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                                                                 0.65% on the value of the
                                                                  first $102 million, and
Pitcairn Diversified   Russell 1000                                0.45% on the value of                         0.725%/
Growth Fund            Growth Index           +/- 2.00%          assets above that amount       +/- 0.075%       0.575%
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                                                                  0.65% on the first $141
                                                                 million, and 0.50% on the
Pitcairn Small         Russell 2000                             value of assets above that                       0.725%/
Cap Fund               Index                  +/- 2.50%                   amount                +/- 0.075%       0.575%
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                                                                   0.80% on the first $127
                                                                 million, and 0.50% on the
Pitcairn Family        Wilshire                                  value of assets above that                      0.875%/
Heritage(R) Fund       5000 Index             +/- 2.50%                   amount                +/- 0.075%       0.725%
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------

---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                                                                                                                HIGHEST/
                                                                                                                 LOWEST
                                                                                                                POSSIBLE
                                                                                                  ANNUAL          SUB-
                                            REQUIRED EXCESS                                     ADJUSTMENT      ADVISORY
        FUND           BENCHMARK              PERFORMANCE          BASE SUB-ADVISORY FEE          RATE            FEE
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                                                                    0.30% on the first $43
                       Lehman                                     million, and 0.25% on the
Pitcairn Taxable       Government/                               value of assets above that                      0.36%/
Bond Fund              Credit Index           +/- 1.00%                   amount                +/- 0.06%        0.24%
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                       Lehman
Pitcairn Tax-          Government
Exempt Bond            Municipal                                 0.25% on the value of the                      0.295%/
Fund                   Bond Index             +/- 1.00%             assets in the Fund         +/- 0.045%       0.205%
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------

SANDS CAPITAL MANAGEMENT
Sands Capital Management, LLC ("Sands Capital Management"), located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209, serves as investment sub-adviser to the Sands Capital Select Growth Fund. As a sub-adviser, Sands Capital Management makes investment decisions for the Fund. As of December 31, 2005, Sands Capital Management had approximately $19.3 billion in assets under management.

Other Accounts. Sands Capital employs a single investment strategy - the Sands Capital Large Cap Growth Equity strategy - for all client portfolios, including funds as well as institutional and individual accounts. The entire Sands Capital investment team is focused only on this Large Cap Growth Equity strategy.

The Sands Capital Select Growth Fund is managed by Frank M. Sands, Sr., CFA; Frank M. Sands, Jr., CFA; and David E. Levanson, CFA. Messrs. Sands, Sands and Levanson also manage other mutual funds as well as separate accounts. As of September 30, 2005, the investment team managed or sub-advised 7 registered mutual funds with approximately $2.0 billion in total assets, and 1,284 separate accounts totaling $14.4 billion in assets. The investment team also managed 4 unregistered pooled vehicles with total assets of approximately $473 million. With respect to such accounts, 7 accounts, with assets of approximately $1.15 billion, pays Sands Capital a fee based upon the performance of the account in addition to a base fee.

Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, varying fee arrangements and personal trading. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. All Sands Capital employees receive a fixed cash salary, an annual variable cash qualitative bonus, and a variable cash profit sharing plan distribution. Employees may receive a qualitative bonus based on an annual employee evaluation of individual performance, which is based on each employee's job responsibilities. The profit sharing plan is a discretionary vehicle funded based on annual levels of Sands Capital's profitability, where participating individuals receive distributions based on their seniority and overall impact on Sands Capital's profitability. All employees are also eligible to participate in a 401(K) plan.

Investment professionals, including portfolio managers, and other senior executives also are eligible to receive additional variable cash distributions based upon the net income of the firm. This true equity plan replaced the synthetic equity plan in place since the second quarter of 2001. In addition, investment professionals may also receive a variable cash investment results bonus. The investment results bonus is based upon one- and three-year components, calculated by reference to the relative performance of Sands Capital's institutional composite (before taxes) and the Russell 1000 Growth index over rolling one and three year periods.

Fund Ownership. As of September 30, 2005, Frank Sands, Sr., Frank Sands, Jr. and David Levanson did not own any shares of the Sands Capital Select Growth Fund.

Set forth below is information about the sub-advisory fee arrangements of the Sands Capital Select Growth Fund:

---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                                                                                                                HIGHEST/
                                                                                                                 LOWEST
                                                                                                                POSSIBLE
                                                                                                  ANNUAL          SUB-
                                            REQUIRED EXCESS                                     ADJUSTMENT      ADVISORY
        FUND           BENCHMARK              PERFORMANCE          BASE SUB-ADVISORY FEE          RATE            FEE
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------
                                                                   0.50% on the first $100
                                                                    million of allocated
Sands Capital          Russell 1000                                assets, and 0.45% on
Select Growth          Growth                                      allocated assets above                       0.6125%/
Fund                   Index                   +/- 2.50%              $100 million             +/- 0.1125%      0.3875%
---------------------- ---------------- ----------------------- ---------------------------- --------------- --------------

AXA ROSENBERG INVESTMENT MANAGEMENT
AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), 4 Orinda Way, Building E, Orinda, CA 94563, serves as sub-adviser to the International Equity Fund. AXA Rosenberg, founded in the U.S. in 1985, is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P. AXA IM Rose, Inc. is wholly owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA France IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly). Rosenberg Alpha L.P. is controlled by Barr Rosenberg, as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg. As of December 31, 2005, AXA Rosenberg had approximately $84.3 billion in assets under management. AXA Rosenberg did not serve as a sub-adviser (and did not receive any sub-advisory fees) at any time during the fiscal year ended September 30, 2005.

A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the International Equity Fund. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

Other Accounts. As of September 30, 2005, Dr. Ricks was responsible for the day-to-day management of 13 investment companies with total assets of approximately $3.2 billion, 8 other pooled investment vehicles (including separate accounts and hedge funds) with total assets of approximately $935.6 million and 98 other accounts with total assets of approximately $12.7 billion. One other pooled investment vehicle (assets of $13.4 million) and 27 other accounts (assets of $4.7 billion) pay a performance-based advisory fee.

Conflicts. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Fund, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Fund and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Fund. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Fund. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation. AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with AXA Rosenberg and management and supervisory responsibilities are relevant to compensation decisions.

Fund Ownership. As of September 30, 2005, Dr. Ricks did not own any shares of the International Equity Fund. AXA Rosenberg was not a sub-adviser to the International Equity Fund during the fiscal year ended September 30, 2005.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS

On January 29, 2004, the Board of Trustees held a meeting to decide, among other things, whether to hire CIMCO to serve as the investment adviser to the Funds, and whether to approve the respective sub-advisory agreements between CIMCO and Clover Capital, Turner, and Chartwell (the "Sub-Advisers") relating to the Clover Core Value Fund, Clover Small Cap Value Fund, Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund, Chartwell Short Duration Fund, Small

Cap Value Opportunities Fund, TIP Healthcare & Biotechnology Fund and Strategic Value and High Income Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and the Sub-Advisers. The Trustees used this information, as well as information that other Fund service providers submitted to the Board, to help them decide whether to approve the Advisory and each Sub-Advisory Agreement.

Before this meeting, the Board requested and received written materials from CIMCO and the Sub-Advisers about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Funds are charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) CIMCO's and the Sub-Advisers' compliance systems; (h) CIMCO's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (i) CIMCO's and the Sub-Advisers' reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from CIMCO and the Sub-Advisers presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and the Sub-Advisers' advisory and sub-advisory fees and other aspects of their respective agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and the Sub-Advisers' oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisory and Sub-Advisory Agreements in light of this information. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisory and Sub-Advisory Agreements are fair and reasonable; and (b) concluded that CIMCO's and the Sub-Advisers' fees are reasonable in light of the services that they provide to the Funds they advise.

On June 14, 2004 the Board of Trustees held a similar meeting to decide whether to approve an amendment to the CIMCO advisory agreement and to approve respective sub-advisory agreements between CIMCO and Pitcairn and Sands Capital (the "Sub-Advisers") relating to the Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage(R) Fund, Pitcairn Taxable Bond Fund, Pitcairn Tax-Exempt Bond Fund, Sands Capital Select Growth Fund, and International Equity Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and the Sub-Advisers. The Trustees used this information, as well as information that other Fund service providers submitted to the Board, to help them decide whether to approve the Advisory and each Sub-Advisory Agreement.

Before this meeting, the Board requested and received written materials from CIMCO and the Sub-Advisers about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Funds are charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) CIMCO's and the Sub-Advisers' compliance systems; (h) CIMCO's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (i) CIMCO's and the Sub-Advisers' reputation, expertise and resources in domestic financial markets; and (j) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from CIMCO and the Sub-Advisers presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and the Sub-Advisers' advisory and sub-advisory fees and other aspects of their respective agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and the Sub-Advisers' oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisory and Sub-Advisory Agreements in light of this information. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisory and Sub-Advisory Agreements are fair and reasonable; and (b) concluded that CIMCO's and the Sub-Advisers' fees are reasonable in light of the services that they provide to the Funds they advise.


On August 6, 2004 the Board of Trustees held a similar meeting to decide whether to approve amendments to the CIMCO advisory agreement and the HLAM sub-advisory agreement to include the HLAM Large Cap Quality Stock Fund. The HLAM sub-advisory agreement was initially approved by the Board on March 24, 2004 in connection with the organization of another fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and HLAM, including information recently received from CIMCO and HLAM in preparation of the March 24, 2004 meeting. The Trustees used this information, as well as information that other Fund service providers submitted to the Board, to help them decide whether to approve the proposed amendments to the CIMCO advisory and HLAM sub-advisory agreements.

Before this meeting, the Board requested and received written materials from CIMCO and HLAM about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Fund is charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) CIMCO's and HLAM's compliance systems; (h) CIMCO's and HLAM's policies on and compliance procedures for personal securities transactions; (i) CIMCO's and HLAM's reputation, expertise and resources in domestic financial markets; and (j) the predecessor HLAM Growth Fund's historical performance compared with similar mutual funds.

At the meeting, representatives from CIMCO and HLAM presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO's and HLAM's advisory and sub-advisory fees and other aspects of their respective agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and HLAM's oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the amendments to CIMCO's advisory and HLAM's sub-advisory agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the amended advisory and sub-advisory agreements are fair and reasonable; and (b) concluded that CIMCO's and HLAM's fees are reasonable in light of the services that they will provide to the Fund.

The Board of Trustees held meetings on November 29, 2005 and December 13, 2005 to consider CIMCO's proposal to appoint AXA Rosenberg as sub-adviser to replace the three then-current sub-advisers to the International Equity Fund, with such replacement to take effect on January 31, 2006, and to approve a sub-advisory agreement between CIMCO and AXA Rosenberg (the "Sub-Adviser") relating to the Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and the Sub-Adviser. The Trustees used this information to help them decide whether to approve the Sub-Advisory Agreement.

The Board was provided with various written materials in advance of the November 29, 2005 meeting to assist in its consideration of the Sub-Adviser that provided detailed information about the Sub-Adviser's: (a) investment management services proposed to be provided to the Fund; (b) investment strategies and investment management personnel; (c) operating history, infrastructure and financial condition; (d) brokerage practices (including any soft dollar arrangements); (e) proposed sub-advisory fees that would be paid to the Sub-Adviser by CIMCO; (f) comprehensive compliance program and the qualifications of its chief compliance officer and compliance staff; (g) past performance record; and (h) reputation, expertise and resources as an investment manager. CIMCO also provided written and oral information stating the basis for its recommendation to engage the Sub-Adviser. Representatives from the Sub-Adviser attended the November 29, 2005 meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The Trustees then discussed the written materials that the Board received before the meeting and the Sub-Adviser's oral presentation and all other information that the Board received or discussed at the meeting.

At the meeting, representatives from CIMCO and the Sub-Adviser presented additional oral and written information to the Trustees to help the Trustees evaluate the Sub-Adviser's sub-advisory fees and other aspects of the agreement. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and the Sub-Adviser's oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Sub-Advisory Agreement in light of this information. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Sub-Advisory Agreement are fair and reasonable; and (b) concluded that the Sub-Adviser's fees are reasonable in light of the services that they proposed to provide to the Fund.

The Board of Trustees held meetings on November 29, 2005 and December 13, 2005 to decide whether to appoint Diamond Hill as an additional sub-adviser to the Small Cap Value Opportunities Fund, with such replacement to take effect on January 17, 2006, and to approve a sub-advisory agreement between CIMCO and Diamond Hill (the "Sub-Adviser") relating to the Small Cap Value Opportunities Fund. In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and the Sub-Adviser. The Trustees used this information to help them decide whether to approve the Sub-Advisory Agreement.

The Board was provided with various written materials in advance of the November 29, 2005 meeting to assist in its consideration of the Sub-Adviser that provided detailed information about the Sub-Adviser's: (a) investment management services proposed to be provided to the Fund; (b) investment strategies and investment management personnel; (c) operating history, infrastructure and financial condition; (d) brokerage practices (including any soft dollar arrangements); (e) proposed sub-advisory fees that would be paid to the Sub-Adviser by CIMCO; (f) comprehensive compliance program and the qualifications of its chief compliance officer and compliance staff; (g) past performance record; and (h) reputation, expertise and resources as an investment manager. CIMCO also provided written and oral information stating the basis for its recommendation to engage the Sub-Adviser. A representative from the Sub-Adviser attended the November 29, 2005 meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The Trustees then discussed the written materials that the Board received before the meeting and the Sub-Adviser's oral presentation and all other information that the Board received or discussed at the meeting.

At the meeting, representatives from CIMCO and the Sub-Adviser presented additional oral and written information to the Trustees to help the Trustees evaluate the Sub-Adviser's sub-advisory fees and other aspects of the agreement. The Trustees then discussed the written materials that they received before the meeting and CIMCO's and the Sub-Adviser's oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Sub-Advisory Agreement in light of this information. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Sub-Advisory Agreement are fair and reasonable; and (b) concluded that the Sub-Adviser's fees are reasonable in light of the services that they proposed to provide to the Fund.

THE ADMINISTRATOR

The Trust and CIMCO (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.


SEI Investments Global Funds Services ("SIGFS"), a Delaware business trust that has its principal business offices at Oaks, Pennsylvania 19456, serves as the Trust's Sub-Administrator. SIGFS served as the Administrator to the predecessor Turner Funds prior to May 1, 2002. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Constellation Turner Funds paid the following administrative fees (net of waivers):

-------------------------------- ---------------------------------------------------------
                                                 ADMINISTRATIVE FEES PAID
                                 ---------------------------------------------------------
FUND                                   2003                2004               2005
-------------------------------- ------------------ ------------------- ------------------
Clover Core Value Fund                $64,152             $81,231            $143,187
-------------------------------- ------------------ ------------------- ------------------
Clover Small Cap Value
Fund                                 $558,673            $715,165            $759,991
-------------------------------- ------------------ ------------------- ------------------
Clover Core Fixed Income
Fund                                  $61,890             $52,489             $43,300
-------------------------------- ------------------ ------------------- ------------------
Chartwell Ultra Short
Duration Fund                        $804,711            $599,320            $518,013
-------------------------------- ------------------ ------------------- ------------------
Chartwell Short Duration
Fund                                 $417,737            $299,547            $205,706
-------------------------------- ------------------ ------------------- ------------------

-------------------------------- ---------------------------------------------------------
                                                 ADMINISTRATIVE FEES PAID
                                 ---------------------------------------------------------
FUND                                   2003                2004               2005
-------------------------------- ------------------ ------------------- ------------------
TIP Healthcare &
Biotechnology Fund                   $16,824             $33,931             $62,834
-------------------------------- ------------------ ------------------- ------------------
Small Cap Value
Opportunities Fund                    $2,513             $25,070             $43,413
-------------------------------- ------------------ ------------------- ------------------
Strategic Value and High
Income Fund                            $158               $5,047              $1,310
-------------------------------- ------------------ ------------------- ------------------

For the fiscal years ended October 31, 2003, the fiscal period ended September 30, 2004, and the fiscal year ended September 30, 2005, the Constellation Pitcairn Funds paid the following administrative fees (net of waivers):

-------------------------------- ---------------------------------------------------------
                                                 ADMINISTRATIVE FEES PAID
                                 ------------------ ------------------- ------------------
FUND                                    2003                2004               2005
-------------------------------- ------------------ ------------------- ------------------
Pitcairn Diversified Value
Fund                                 $100,391            $125,921            $238,877
-------------------------------- ------------------ ------------------- ------------------
Pitcairn Select Value Fund            $70,000             $67,439             $94,767
-------------------------------- ------------------ ------------------- ------------------
Pitcairn Diversified Growth
Fund                                  $70,882             $86,082            $165,437
-------------------------------- ------------------ ------------------- ------------------
Pitcairn Small Cap Fund               $70,000             $77,532            $141,583
-------------------------------- ------------------ ------------------- ------------------
Pitcairn Family Heritage(R)
Fund                                  $70,000             $71,391            $120,679
-------------------------------- ------------------ ------------------- ------------------
Pitcairn Taxable Bond
Fund                                  $70,000             $63,122             $70,904
-------------------------------- ------------------ ------------------- ------------------
Pitcairn Tax-Exempt Bond
Fund                                  $91,677             $94,703            $169,570
-------------------------------- ------------------ ------------------- ------------------
Sands Capital Select
Growth Fund                           $70,000             $76,571            $231,147
-------------------------------- ------------------ ------------------- ------------------
International Equity Fund             $80,000             $89,102            $174,355
-------------------------------- ------------------ ------------------- ------------------

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005, the HLAM Large Cap Quality Stock Fund and TIP Mid Cap Fund paid the following administrative fees (net of waivers):

-------------------------------- ---------------------------------------------------------
                                                 ADMINISTRATIVE FEES PAID
                                 ---------------------------------------------------------
FUND                                   2003                2004               2005
-------------------------------- ------------------ ------------------- ------------------
HLAM Large Cap Quality
Stock Fund                              $0                $5,000             $19,370
-------------------------------- ------------------ ------------------- ------------------
TIP Mid Cap Fund (1)                    N/A                N/A                $508
-------------------------------- ------------------ ------------------- ------------------

          (1) The predecessor CIP Mid Cap Core Portfolio was not subject to separate administrative fees under the previous unified fee structure.

DISTRIBUTION AND SHAREHOLDER SERVICES


Constellation Investment Distribution Company, Inc. (formerly Turner Investment Distributors, Inc., the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 1205 Westlakes Drive, Berwyn, PA 19312. The Distributor is a registered broker-dealer, and is wholly-owned by Constellation Partners LLC. The Distributor is affiliated through common ownership with CIMCO.


The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.


The HLAM Large Cap Quality Stock Fund, Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage (R) Fund, Pitcairn Taxable Bond Fund, Pitcairn Tax-Exempt Bond Fund, Sands Capital Select Growth Fund, TIP Healthcare & Biotechnology Fund, TIP Mid Cap Fund, Small Cap Value Opportunities Fund, International Equity Fund, and Strategic Value and High Income Fund, have adopted a Distribution and Shareholder Service Plan for Shares (the "Class II Plan") under which firms, including the Distributor, that provide shareholder and distribution services may receive compensation therefore. Under the Class II Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.


In addition, the Funds may enter into such arrangements directly. Under the Class II Plan, a plan under which the provisions providing for distribution services were adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor may receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or
(ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. In addition, under the Class II Plan, CIMCO may receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Providers; (iv) responding to inquiries from shareholders concerning their investment in Shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or its service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders. Currently, Funds are authorized to pay shareholder service fees, but not distribution fees, under the Class II Plan.


For the fiscal year ended September 30, 2005, the Funds paid the following in Distribution and Shareholder Servicing fees:

------------------------------------------- --------------------------------------------------------------------------
                                                                              2005
                                            --------------------------------------------------------------------------
FUND                                               DISTRIBUTION FEES PAID           SHAREHOLDER SERVICING FEES PAID
------------------------------------------- ----------------------------------- --------------------------------------
Clover Core Value Fund                                      $0                                   $0
------------------------------------------- ----------------------------------- --------------------------------------
Clover Small Cap Value Fund                                 $0                                   $0
------------------------------------------- ----------------------------------- --------------------------------------
Clover Core Fixed Income Fund                               $0                                   $0
------------------------------------------- ----------------------------------- --------------------------------------
Chartwell Ultra Short Duration Fund                         $0                                 $6,358
------------------------------------------- ----------------------------------- --------------------------------------
Chartwell Short Duration Fund                               $0                                 $13,812
------------------------------------------- ----------------------------------- --------------------------------------
HLAM Large Cap Quality Stock Fund*                          $0                                 $32,926
------------------------------------------- ----------------------------------- --------------------------------------
Pitcairn Diversified Value Fund                             $0                                $406,212
------------------------------------------- ----------------------------------- --------------------------------------
Pitcairn Select Value Fund                                  $0                                $161,154
------------------------------------------- ----------------------------------- --------------------------------------
Pitcairn Diversified Growth Fund                            $0                                $281,336
------------------------------------------- ----------------------------------- --------------------------------------
Pitcairn Small Cap Fund                                     $0                                $240,774
------------------------------------------- ----------------------------------- --------------------------------------
Pitcairn Family Heritage(R) Fund                            $0                                $205,218
------------------------------------------- ----------------------------------- --------------------------------------
Pitcairn Taxable Bond Fund                                  $0                                $120,566
------------------------------------------- ----------------------------------- --------------------------------------
Pitcairn Tax-Exempt Bond Fund                               $0                                $288,348
------------------------------------------- ----------------------------------- --------------------------------------
Sands Capital Select Growth Fund                            $0                                $250,685
------------------------------------------- ----------------------------------- --------------------------------------
TIP Mid Cap Fund*                                           $0                                   $0
------------------------------------------- ----------------------------------- --------------------------------------
TIP Healthcare & Biotechnology Fund                         $0                                $106,883
------------------------------------------- ----------------------------------- --------------------------------------
International Equity Fund                                   $0                                $296,490
------------------------------------------- ----------------------------------- --------------------------------------
Small Cap Value Opportunities Fund                          $0                                 $73,899
------------------------------------------- ----------------------------------- --------------------------------------
Strategic Value and High Income Fund                        $0                                   $0
------------------------------------------- ----------------------------------- --------------------------------------

* For the period January 1, 2005 through September 30, 2005

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. Trustees are experienced business persons, who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide essential management services to the Trust, and review performance. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves until his or her successor is duly elected or appointed and qualified. The Trust pays the fees for non-interested Trustees.

Constellation Institutional Portfolios ("CIP"), a registered open-end management investment company, is considered to be a member of the "fund complex" as that term is defined in Form N-1A. Each Trustee also serves as a Trustee for CIP and, as a result, oversees a total of 22 funds within the fund complex.


Unless otherwise noted, the business address of each Trustee and each Executive Officer is 1205 Westlakes Drive, Berwyn, PA 19312.

INTERESTED TRUSTEES


JOHN H. GRADY(1) (DOB 06/01/61) - Trustee and President since 2004; Executive Vice President and Secretary (2001-2004) -- CEO of CIMCO (2004-present); President of CIDCO (2002-present). Previously, Chief Operating Officer of Turner (2001 to 2003).


NON-INTERESTED TRUSTEES

RONALD FILANTE (DOB 11/19/45) - Trustee since 1996 - Associate Professor of Finance, Pace University, since 1987.


ALFRED C. SALVATO (DOB 01/09/58) - Trustee since 1998 - Associate Vice President for Finance and Treasurer, Thomas Jefferson University, since 1995. Also a Trustee of Turner Funds, since 1996.

JANET F. SANSONE (DOB 08/11/45) - Trustee since 2004 - Executive Director, JFS Consulting, since 1999. Also a Trustee of Turner Funds, since 1996.

EXECUTIVE OFFICERS

JOHN J. CANNING (DOB 11/15/70) - Vice President since 2004, Chief Compliance Officer from October 2004-October 2005 - Employed by CIMCO as Vice President and Director of Mutual Fund Administration and Operations since 2004. Previously, Assistant Director of Mutual Fund Administration and Operations, Sub-Advisory Institutional Service Product Manager for Turner Investment Partners, Inc. (investment management company) (2000-2004).

AMY DULING (DOB 7/5/67) - Vice President since 2004 - Employed by CIMCO as Executive Vice President, Marketing and Product Management. Previously, National Account Director for Turner Investment Partners, Inc. (1999-2004).

FRANCIS MCALEER, JR. (DOB 8/13/58) - Vice President since 2004 - Employed by CIMCO as Executive Vice President, Distribution. Previously, Senior Vice President, Head of Distribution at Pilgrim Baxter & Associates (2002-2004) and Director, Head of Third Party Distribution at Merrill Lynch Investment Managers (1999-2002).


-----------------
(1)   John Grady is deemed to be an "interested person" (as defined in the 1940
      Act) of the Trust due to his affiliations with CIMCO, the Funds' investment adviser.

JOLLY FULMOR (DOB 3/20/75) - Vice President since June 2005, Secretary since August 2005, and Chief Compliance Officer since October 2005 - Employed by CIMCO as Vice President and Director, Administrative Services. Previously, Manager of Regulatory Administration at PFPC Inc. (mutual fund administrator) (July 2002-March 2005) and Investment Management Paralegal at Morgan, Lewis & Bockius LLP (law firm) (September 1997- June 2002).


ERIC KLEINSCHMIDT (DOB 6/16/68) - SEI Investments, Oaks PA, 19456 - Controller and Chief Financial Officer since 2005 - Director of Fund Accounting of SEI Investments since November 2004; Previously, Fund Accounting Manager of SEI Investments since July 1999.


FUND SHARES OWNED BY TRUSTEES. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Act.

--------------------------- --------------------------------------------------- ---------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE
NAME                                DOLLAR RANGE OF FUND SHARES (FUND)                  OF SHARES (ALL FUNDS)
--------------------------- --------------------------------------------------- ---------------------------------------
John H. Grady               Clover Core Value Fund - over $100,000              Over $100,000
--------------------------- --------------------------------------------------- ---------------------------------------
                            TIP Healthcare & Biotechnology Fund -
                            $50,001-$100,000
--------------------------- --------------------------------------------------- ---------------------------------------
                            Small Cap Value Opportunities Fund - over $100,000
--------------------------- --------------------------------------------------- ---------------------------------------
                            International Equity Fund - $10,001-$50,000
--------------------------- --------------------------------------------------- ---------------------------------------
                            Sands Capital Select Growth Fund -over $100,000
--------------------------- --------------------------------------------------- ---------------------------------------
Ronald Filante              $0                                                  $0
--------------------------- --------------------------------------------------- ---------------------------------------
Alfred C. Salvato           $0                                                  $0
--------------------------- --------------------------------------------------- ---------------------------------------
Janet F. Sansone            $0                                                  $0
--------------------------- --------------------------------------------------- ---------------------------------------


OWNERSHIP IN SECURITIES OF CIMCO AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of the most recently completed calendar year end. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

--------------------------- ----------------- --------------- -------------- --------------------- --------------------
                                                                                    VALUE OF           PERCENT OF
                               OWNER AND                                         SECURITIES ON         CLASS ON AN
                            RELATIONSHIP TO                     TITLE OF         AN AGGREGATE           AGGREGATE
TRUSTEE                         TRUSTEE       COMPANY             CLASS               BASIS                BASIS
--------------------------- ----------------- --------------- -------------- --------------------- --------------------
Ronald Filante                                None
--------------------------- ----------------- --------------- -------------- --------------------- --------------------
Alfred Salvato                                None
--------------------------- ----------------- --------------- -------------- --------------------- --------------------
Janet Sansone                                 None
--------------------------- ----------------- --------------- -------------- --------------------- --------------------

The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of CIMCO. The independent Trustees receive an annual retainer of $22,000 payable quarterly. In addition, independent Trustees receive $2,500 for each regular or special in person board meeting and for any special board meeting held by telephone where a vote is taken. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. Compensation of officers and interested Trustees of the Trust is paid by CIMCO or the Administrator. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2005, there were four regular meetings and three special meetings of the Board of Trustees.

----------------------------- ----------------------- --------------------- ---------------------- ----------------------------
                                     AGGREGATE                                                          TOTAL COMPENSATION
                                    COMPENSATION            PENSION OR                                  FROM REGISTRANT AND
                                 FROM REGISTRANT FOR        RETIREMENT                                FUND COMPLEX PAID TO
                                   THE FISCAL YEAR       BENEFITS ACCRUED      ESTIMATED ANNUAL         TRUSTEES FOR THE
       NAME OF PERSON,                 ENDED              AS PART OF FUND       BENEFITS UPON           FISCAL YEAR ENDED
          POSITION              SEPTEMBER 30, 2005           EXPENSES             RETIREMENT            SEPTEMBER 30, 2005
----------------------------- ----------------------- --------------------- ---------------------- ----------------------------
                                                                                                      $0 for service on two
John Grady                              $0                    N/A                    N/A                     Boards
----------------------------- ----------------------- --------------------- ---------------------- ----------------------------
                                                                                                   $52,250 for service on two
Ronald Filante (1)                   $44,000                  N/A                    N/A                     Boards
----------------------------- ----------------------- --------------------- ---------------------- ----------------------------
                                                                                                   $55,250 for service on two
Alfred Salvato(1)                    $47,000                  N/A                    N/A                     Boards
----------------------------- ----------------------- --------------------- ---------------------- ----------------------------
                                                                                                   $53,000 for service on two
Janet Sansone(1)                     $44,750                  N/A                    N/A                     Boards
----------------------------- ----------------------- --------------------- ---------------------- ----------------------------

(1)Member of the Audit Committee.

As of January 10, 2006, the Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

The Audit Committee is comprised of each of the independent Trustees. The independent Trustees receive a fee of $1,500 per audit committee attended, and the chairperson of the Audit Committee receives an annual retainer of $1,000. The Audit Committee met twice during the most recently ended fiscal year, and all of the members of the Audit Committee were present for each meeting.

The Board has a standing Fair Value Pricing Committee that is composed of at least one independent Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Trustee that serves on the Fair Value Pricing Committee receives a fee of $250 per meeting. The Fair Value Pricing Committee met six times during the most recently ended fiscal year.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219520, Kansas City, Missouri 64105-9520, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.


The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would have to pay brokerage costs to sell the securities distributed to you.

Each Fund's net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, CIMCO, Turner, Clover Capital, Chartwell, HLAM, Pitcairn, Sands Capital Management, AXA Rosenberg, Diamond Hill, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.


DETERMINATION OF NET ASSET VALUE


The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES


The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.


FEDERAL INCOME TAX


The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Prospectus. The discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Internal Revenue Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Internal Revenue Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts) and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers, or securities of one or more publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.


Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that all such tax will be eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.


All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.


For corporate investors in some of the Funds, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.


In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).


The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell securities and which may result in taxable gain or loss.


The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations. At September 30, 2005, the following Funds had capital loss carryforwards available to offset future realized capital gains as shown in the table below:

  --------------------------------------------------------- -----------------------------------------------------
  Fund                                                      Amount of Capital Loss Carryforwards
  --------------------------------------------------------- -----------------------------------------------------
  Chartwell Ultra Short Duration Fund                       $6,706
  --------------------------------------------------------- -----------------------------------------------------
  Chartwell Short Duration Fund                             $2,090
  --------------------------------------------------------- -----------------------------------------------------
  Pitcairn Diversified Growth Fund                          $71,911
  --------------------------------------------------------- -----------------------------------------------------
  Pitcairn Family Heritage(R) Fund                          $14,860
  --------------------------------------------------------- -----------------------------------------------------
  Pitcairn Taxable Bond Fund                                $473
  --------------------------------------------------------- -----------------------------------------------------
  Sands Capital Select Growth Fund                          $26,131
  --------------------------------------------------------- -----------------------------------------------------
  International Equity Fund                                 $24,106
  --------------------------------------------------------- -----------------------------------------------------

The Constellation Pitcairn Tax-Exempt Bond Fund intends to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) that will enable it to designate distributions from the interest income generated by investments in municipal obligations as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax.

If the Constellation Pitcairn Tax-Exempt Bond Fund purchases a municipal obligation at a market discount, any gain realized by the Fund upon sale or redemption of the municipal obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Because the taxable portion of the Constellation Pitcairn Tax-Exempt Bond Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

It may not be advantageous from a tax perspective for shareholders in the Constellation Pitcairn Tax-Exempt Bond Fund to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

Because the Constellation Pitcairn Tax-Exempt Bond Fund may invest in private activity bonds (within the meaning of Section 141 of the Internal Revenue Code), the interest on which is not federally tax-exempt to person who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Internal Revenue Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Constellation Pitcairn Tax-Exempt Bond Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations required to be included in calculating the federal alternative minimum tax. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculation a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Constellation Pitcairn Tax-Exempt Bond Fund, are taken into account in determining whether a portion of a shareholder's social security or railroad retirement benefits will be subject to federal income tax.

The Internal Revenue Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any mutual fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interests dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purposed of purchasing or carrying particular assets, the purchase of shares of the Constellation Pitcairn Tax-Exempt Bond Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES


Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PORTFOLIO TRANSACTIONS

The Adviser and each Sub-Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser and each Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser and each Sub-Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Adviser and each Sub-Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Adviser and the Sub-Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser and each Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser and the Sub-Adviser under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Adviser and each Sub-Adviser, a Fund or other accounts managed by the Adviser and the Sub-Adviser will be benefited by supplemental research services, the Adviser and the Sub-Adviser are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser and each Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser or the Sub-Adviser will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Adviser or a Sub-Adviser directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Adviser nor any Sub-Adviser may consider the sale of Fund shares in selecting among executing broker-dealers.


For the fiscal years ended September 30, 2004 and 2005 the Constellation Turner Funds' and Constellation Clover Funds' portfolio turnover rates were as follows:

-------------------------------------------------------------- ---------------------------------------------
                                                                         PORTFOLIO TURNOVER RATE
                                                               ----------------------- ---------------------
FUND                                                                    2004                   2005
-------------------------------------------------------------- ----------------------- ---------------------
Clover Core Value Fund                                                  55%                    75%
-------------------------------------------------------------- ----------------------- ---------------------
Clover Small Cap Value Fund                                             61%                    78%
-------------------------------------------------------------- ----------------------- ---------------------
Clover Core Fixed Income Fund                                           45%                    70%
-------------------------------------------------------------- ----------------------- ---------------------
Chartwell Ultra Short Duration Fund - Class I Shares                    44%                    68%
-------------------------------------------------------------- ----------------------- ---------------------
Chartwell Short Duration Fund -  Class I Shares                         84%                    46%
-------------------------------------------------------------- ----------------------- ---------------------
TIP Healthcare & Biotechnology Fund                                     163%                   169%
-------------------------------------------------------------- ----------------------- ---------------------
Small Cap Value Opportunities Fund                                      272%                   193%
-------------------------------------------------------------- ----------------------- ---------------------
Strategic Value and High Income Fund                                    411%                   130%
-------------------------------------------------------------- ----------------------- ---------------------

The difference in portfolio turnover rates for the Strategic Value and High Income Fund and Small Cap Value Opportunities Fund reflects the reaction of CIMCO and Turner, respectively, to changing market conditions.

For the fiscal period ended September 30, 2004 and the fiscal year ended September 30, 2005, the Constellation Pitcairn Funds' portfolio turnover rates were as follows:

-------------------------------------------------------------- ---------------------------------------------
                                                                         PORTFOLIO TURNOVER RATE
                                                               ----------------------- ---------------------
FUND                                                                    2004                   2005
-------------------------------------------------------------- ----------------------- ---------------------
Pitcairn Diversified Value Fund                                         75%                    64%
-------------------------------------------------------------- ----------------------- ---------------------
Pitcairn Select Value Fund                                              111%                   94%
-------------------------------------------------------------- ----------------------- ---------------------
Pitcairn Diversified Growth Fund                                        53%                    56%
-------------------------------------------------------------- ----------------------- ---------------------
Pitcairn Small Cap Fund                                                 72%                    100%
-------------------------------------------------------------- ----------------------- ---------------------
Pitcairn Family Heritage(R) Fund                                        19%                    25%
-------------------------------------------------------------- ----------------------- ---------------------
Pitcairn Taxable Bond Fund                                              26%                    37%
-------------------------------------------------------------- ----------------------- ---------------------
Pitcairn Tax-Exempt Bond Fund                                           25%                    38%
-------------------------------------------------------------- ----------------------- ---------------------
Sands Capital Select Growth Fund - Class I Shares                       11%                    24%
-------------------------------------------------------------- ----------------------- ---------------------
Sands Capital Select Growth Fund - Class II Shares                      11%                    24%
-------------------------------------------------------------- ----------------------- ---------------------
International Equity Fund                                               62%                    53%
-------------------------------------------------------------- ----------------------- ---------------------

For the fiscal year ended December 31, 2004 and the fiscal period ended September 30, 2005, the HLAM Large Cap Quality Stock and TIP Mid Cap Funds' portfolio turnover rates were as follows:

-------------------------------------------------------------- ---------------------------------------------
                                                                         PORTFOLIO TURNOVER RATE
                                                               ----------------------- ---------------------
FUND                                                                    2004                   2005
-------------------------------------------------------------- ----------------------- ---------------------
HLAM Large Cap Quality Stock Fund                                        7%                    37%
-------------------------------------------------------------- ----------------------- ---------------------
TIP Mid Cap Fund                                                        193%                   120%
-------------------------------------------------------------- ----------------------- ---------------------

The brokerage commissions paid by the Constellation Turner Funds for the fiscal years ended September 30, 2003, 2004 and 2005 were as follows:

---------------------------------- ----------------------------------------------------------
                                       TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                   ------------------ ------------------ --------------------
FUND                                     2003               2004                2005
---------------------------------- ------------------ ------------------ --------------------
Clover Core Value Fund                  $160,169           $117,675            $295,116
---------------------------------- ------------------ ------------------ --------------------
Clover Small Cap Value Fund           $2,094,032         $1,961,262          $2,219,631
---------------------------------- ------------------ ------------------ --------------------
Clover Core Fixed Income Fund             $--                N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Chartwell Ultra Short Duration
Fund                                      $--                N/A                 $1,386
---------------------------------- ------------------ ------------------ --------------------
Chartwell Short Duration Fund             $--                $3,593             $11,096
---------------------------------- ------------------ ------------------ --------------------
Small Cap Value Opportunities
Fund                                     $35,607           $223,750            $228,760
---------------------------------- ------------------ ------------------ --------------------
TIP Healthcare & Biotechnology
Fund                                     $77,375           $117,838            $163,087
---------------------------------- ------------------ ------------------ --------------------
Strategic Value and High Income           $--                N/A                 N/A
Fund
---------------------------------- ------------------ ------------------ --------------------

For the fiscal year ended October 31, 2003, the fiscal period ended September 30, 2004, and the fiscal year ended September 30, 2005, the Constellation Pitcairn Funds paid the following brokerage commissions:

---------------------------------- ----------------------------------------------------------
                                                    TOTAL DOLLAR AMOUNT OF
                                                  BROKERAGE COMMISSIONS PAID
                                   ------------------ ------------------ --------------------
FUND                                     2003               2004                2005
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Diversified Value Fund        $292,000           $379,784            $299,336
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Select Value Fund             $196,000           $240,516            $186,317
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Diversified Growth Fund       $194,000           $196,026            $181,519
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Small Cap Fund                $449,000           $411,129            $523,020
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Family Heritage(R) Fund        $42,000            $65,147             $80,549
---------------------------------- ------------------ ------------------ --------------------

---------------------------------- ----------------------------------------------------------
                                                    TOTAL DOLLAR AMOUNT OF
                                                  BROKERAGE COMMISSIONS PAID
                                   ------------------ ------------------ --------------------
FUND                                     2003               2004                2005
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Taxable Bond Fund                N/A                N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Tax-Exempt Bond Fund             N/A                N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Sands Capital Select Growth Fund        $21,000            $40,139             $94,977
---------------------------------- ------------------ ------------------ --------------------
International Equity Fund              $300,000           $277,853            $228,635
---------------------------------- ------------------ ------------------ --------------------

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005, the HLAM Large Cap Quality Stock Fund and TIP Mid Cap Fund paid the following brokerage commissions:

---------------------------------- ----------------------------------------------------------
                                                   TOTAL AMOUNT OF BROKERAGE
                                                       COMMISSIONS PAID
                                   ------------------- ----------------- --------------------
FUND                                      2003               2004               2005
---------------------------------- ------------------- ----------------- --------------------
HLAM Large Cap Quality Stock Fund       $23,250            $20,000             $13,437
---------------------------------- ------------------- ----------------- --------------------
TIP Mid Cap Fund                         $1,684             $2,164              $1,389
---------------------------------- ------------------- ----------------- --------------------

The brokerage commissions paid by the Constellation Turner Funds to the Distributor for the fiscal years ended September 30, 2003, 2004 and 2005, and the commissions paid by each other Fund for the fiscal period ended September 30, 2004 and the fiscal year ended September 30, 2005, were as follows:

---------------------------------- ----------------------------------------------------------
                                               TOTAL DOLLAR AMOUNT OF BROKERAGE
                                              COMMISSIONS PAID TO THE DISTRIBUTOR
                                   ------------------ ------------------ --------------------
FUND                                     2003               2004                2005
---------------------------------- ------------------ ------------------ --------------------
Clover Core Value Fund                    N/A                N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Clover Small Cap Value Fund               N/A                N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Clover Core Fixed Income Fund             N/A                N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Chartwell Ultra Short Duration
Fund                                      N/A                N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Chartwell Short Duration Fund             N/A                N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Diversified Value Fund        $292,000              N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Select Value Fund             $196,000              N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Diversified Growth Fund       $194,000              N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Small Cap Fund                $449,000              N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Family Heritage(R) Fund        $42,000              N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------

---------------------------------- ----------------------------------------------------------
                                               TOTAL DOLLAR AMOUNT OF BROKERAGE
                                              COMMISSIONS PAID TO THE DISTRIBUTOR
                                   ------------------ ------------------ --------------------
FUND                                     2003               2004                2005
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Taxable Bond Fund                N/A                N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Pitcairn Tax-Exempt Bond Fund             N/A                N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Sands Capital Select Growth Fund        $22,896              N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Small Cap Value
Opportunities Fund                      $22,229            $46,418               N/A
---------------------------------- ------------------ ------------------ --------------------
TIP Healthcare &
Biotechnology Fund                      $41,709            $18,248               N/A
---------------------------------- ------------------ ------------------ --------------------
International Equity Fund              $266,615              N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------
Strategic Value and High
Income Fund                              N/A                 N/A                 N/A
---------------------------------- ------------------ ------------------ --------------------

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005, the HLAM Large Cap Quality Stock Fund and TIP Mid Cap Fund paid the following brokerage commissions to the Distributor:

--------------------------------- ----------------------------------------------------------------------------------
                                                          TOTAL DOLLAR AMOUNT OF BROKERAGE
                                                         COMMISSIONS PAID TO THE DISTRIBUTOR
                                  --------------------------- -------------------------- ---------------------------
FUND                                         2003                       2004                        2005
--------------------------------- --------------------------- -------------------------- ---------------------------
HLAM Large Cap Quality Stock               $2,246                         $0                        N/A
Fund
--------------------------------- --------------------------- -------------------------- ---------------------------
TIP Mid Cap Fund                             $904                       $386                        N/A
--------------------------------- --------------------------- -------------------------- ---------------------------

The total amount of securities of Broker/Dealers held by each Fund for the fiscal year ended September 30, 2005 were as follows:

--------------------------------- ------------------------------- --------------------- ----------------------------
                                                                     TOTAL AMOUNT OF
                                                                    SECURITIES HELD BY
FUND                                   NAME OF BROKER/DEALER              FUND                 TYPE OF SECURITY
----                                   ---------------------              ----                 ----------------
--------------------------------- ------------------------------- --------------------- ----------------------------
Clover Core Value Fund                 Merrill Lynch, Inc.             $3,068,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                      Lehman Brothers, Inc.            $2,943,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                          Goldman Sachs                $2,480,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                      Federated Investments            $2,429,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
Clover Small Cap Value Fund           Jefferies & Co., Inc.            $1,960,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                        A.G. Edwards Inc.              $1,453,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                        Investment Technology
                                             Group, Inc.               $1,368,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
HLAM Large Cap Quality               Morgan Stanley Dean Witter,
Stock Fund                                      Inc.                     $354,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
                                                                     TOTAL AMOUNT OF
                                                                    SECURITIES HELD BY
FUND                                   NAME OF BROKER/DEALER              FUND                 TYPE OF SECURITY
----                                   ---------------------              ----                 ----------------
--------------------------------- ------------------------------- --------------------- ----------------------------
HLAM Large Cap Quality Stock
Fund                                  J.P. Morgan Chase Bank             $167,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
Pitcairn Diversified Value         Citicorp Financial Services
Fund                                          Corp.                    $7,816,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                         Wells Fargo Co.               $7,047,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                       Bear, Stearns & Co.             $6,532,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                        Bank of New York               $4,695,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                     Washington Mutual, Inc.           $1,539,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
Pitcairn Diversified Growth
Fund                                   Bear, Stearns & Co.             $1,874,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
Pitcairn Small Cap Fund               Jefferies & Co., Inc.            $1,206,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
Pitcairn Family Heritage(R)
Fund                                   Commerce Bancshares             $2,312,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
Pitcairn Taxable Bond Fund             Merrill Lynch, Inc.               $736,000                  Debt
--------------------------------- ------------------------------- --------------------- ----------------------------
                                      Lehman Brothers, Inc.            $1,382,000                  Debt
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
Small Cap Value
Opportunities Fund                   Marketaxess Holdings, Inc.          $864,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
International Equity Fund               Duetsche Boerse AG               $429,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                       Unicredito Italiano               $384,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

--------------------------------- ------------------------------- --------------------- ----------------------------
TIP Mid Cap Fund                            Refco Inc.                    $10,000                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------

PORTFOLIO HOLDINGS


The Board of Trustees has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. In addition to the permitted disclosures described below, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Each Fund will make available on a monthly basis to all shareholders and other interested parties, including rating agencies and pension plan sponsors and/or their consultants, information regarding month-end holdings, performance and related characteristics ("Fund Information"). This information is generally available within 10 days after month-end, and may be requested by calling the Funds at 1-866-242-5742 or writing the Funds at P.O. Box 219520, Kansas City, Missouri 64105-9520. No shareholder or other interested party shall be permitted to gain access to Fund Information in advance of other parties nor shall access to such information be provided on an inequitable basis to any person or party.

The Funds' Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of Fund Information at differing times and with different lag times in instances where the Funds have legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Trust anticipates that such recipients could include, but not be limited to, rating agencies and pension plan sponsors and/or their consultants. Whenever disclosure of Fund Information involves a conflict of interest between the interests of shareholders, on the one hand, and CIMCO, a Sub-Adviser, the Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent trustees or a majority of a board committee consisting solely of independent trustees approves such disclosure. In no event shall CIMCO, a Sub-Adviser, the Distributor or any affiliated person of the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings. The Board of Trustees will be informed of (i) any exceptions granted that were not previously approved by the Board, (ii) any issues arising relating to the portfolio holdings policies, and (iii) any material changes to the portfolio holdings policies, at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.


Currently, the Funds have obtained confidentiality agreements from and have arrangements to provide additional disclosure of Fund Information to Vestek and Factset Research Systems Inc., which provides portfolio attribution services for CIMCO. In addition, the Funds' service providers, such as the Sub-Advisers, Custodian, Sub-Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Funds. Each service provider is required to keep such information confidential.


VOTING


Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware business trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, each Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to CIMCO and its Sub-Adviser(s). Generally, the Sub-Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. If a Fund does not have a Sub-Adviser, the Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record. Form N-PX for each Fund (its voting record) will be available upon request by calling 1-866-242-5743 or by writing to the Trust at Constellation Funds, P.O. Box 219520, Kansas City, MO 64105-9520. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 9, 2006, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

-------------------------------------- ---------------------------------------------- -------------------------
                                                     NAME AND ADDRESS                       PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                     FUND'S SHARES
-------------------------------------- ---------------------------------------------- -------------------------
Clover Small Cap Value Fund            Charles Schwab & Co. Inc.                               34.10%
                                       Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
                                       Saxon and Co.                                           12.47%
                                       FBO 40-40-090-9999464
                                       Omnibus
                                       P.O. Box 7780-1888
                                       Philadelphia, PA 19182-0001
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp                        10.45%
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
                                                     NAME AND ADDRESS                       PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                     FUND'S SHARES
-------------------------------------- ---------------------------------------------- -------------------------
Clover Small Cap Value Fund            UMB Bank NA                                              8.20%
                                       Cadence Design Systems Inc.
                                       401(k) Trust Plan
                                       U/A 08.01.1997
                                       P.O. Box 419784 Attn: 5500 Team Kansas
                                       City, MO 64141-6784
-------------------------------------- ---------------------------------------------- -------------------------
Clover Core Value Fund                 National Financial Services Corp                        21.74%
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
                                       Bill and Melinda Gates Foundation                       13.59%
                                       William H. Gates III TR
                                       U/A 12/29/1994
                                       2365 Carillon Pt.
                                       Kirkland, WA  98033
-------------------------------------- ---------------------------------------------- -------------------------
                                       Charles Schwab & Co. Inc.                                7.88%
                                       Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
Clover Core Fixed Income Fund          Charles Schwab & Co. Inc.                               33.58%
                                       Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp                        15.50%
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
Chartwell Ultra Short Duration Fixed   Charles Schwab & Co.                                    80.00%
Income Fund - Class I                  101 Montgomery St
                                       San Francisco, CA 94101-4122
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp                         8.62%
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
Chartwell Short Duration Fixed         Charles Schwab & Co.                                    94.16%
Income Fund - Class I                  101 Montgomery St
                                       San Francisco, CA 94101-4122
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
                                                     NAME AND ADDRESS                       PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                     FUND'S SHARES
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Diversified Value Fund        Pitcairn Trust Company                                  68.57%
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  24.67%
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                   5.26%
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Select Value Fund             Pitcairn Trust Company                                  63.67%
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  21.41%
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  14.26%
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Diversified Growth Fund       Pitcairn Trust Company                                  71.66%
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  22.93%
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                   5.38%
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
                                                     NAME AND ADDRESS                       PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                     FUND'S SHARES
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Small Cap Fund                Pitcairn Trust Company                                  64.23%
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  28.78%
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                   6.10%
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Family Heritage(R) Fund       Pitcairn Trust Company                                  64.00%
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  23.22%
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  11.14%
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Taxable Bond Fund             Pitcairn Trust Company                                  61.68%
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  13.53%
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  16.91%
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
                                                     NAME AND ADDRESS                       PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                     FUND'S SHARES
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Taxable Bond Fund             SEI Private Trust Co.                                    7.88%
                                       c/o M&T Bank ID 337
                                       Attn: Mutual Funds Administrator
                                       One Freedom Valley Drive
                                       Oaks, PA 19456
-------------------------------------- ---------------------------------------------- -------------------------
Pitcairn Tax-Exempt Bond Fund          Pitcairn Trust Company                                  75.60%
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  22.77%
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Sands Capital Select Growth Fund -     Pitcairn Trust Company                                  16.60%
Class II                               Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Charles Schwab & Co. Inc.                               28.14%
                                       Special Custody Account For the Benefit of
                                       Customers
                                       Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4122
-------------------------------------- ---------------------------------------------- -------------------------
                                       Citigroup Global Markets Inc.                           24.40%
                                       FBO 00109801250
                                       333 West 34th Street, 3rd Floor
                                       New York, NY  10001
-------------------------------------- ---------------------------------------------- -------------------------
                                       Prudential Investment Mgt Svc Cust                       5.11%
                                       FBO Mutual Fund Clients
                                       Attn: Pruchoice Unit
                                       Gateway Ctr 3
                                       100 Mulberry Street, Floor 11
                                       Newark, NJ 07102
-------------------------------------- ---------------------------------------------- -------------------------
Sands Capital Select Growth Fund -     Charles Schwab & Co. Inc.                               29.46%
Class I Shares                         Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
                                       The Vanguard Fiduciary Trust Company                    37.47%
                                       Attn: Outside Funds
                                       PO Box 2600 VM 613
                                       Valley Forge, PA  19482
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
                                                     NAME AND ADDRESS                       PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                     FUND'S SHARES
-------------------------------------- ---------------------------------------------- -------------------------
Sands Capital Select Growth Fund -     National Financial Services Corp                        14.99%
Class I Shares                         For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
                                       Saxon and Co                                             5.16%
                                       FBO 40-40-090-9999464
                                       PO Box 7780-1888
                                       Philadelphia, PA  19182
-------------------------------------- ---------------------------------------------- -------------------------
TIP Mid Cap Fund                       Thomas J Dibella and Lucille M Dibella JTWROS           23.38%
                                       1 Jeff Ln
                                       Canton, CT  06019-2617
-------------------------------------- ---------------------------------------------- -------------------------
                                       Edward William Gold and Ellen Kronman Gold              16.81%
                                       JTWROS
                                       7 Hill Chase CT
                                       Pikesville, MD  21208-6306
-------------------------------------- ---------------------------------------------- -------------------------
                                       Kenneth W Gainey and Charise M Gainey JTWROS            16.37%
                                       160 Farmcliff Dr
                                       Glastonbury, CT  06033-4183
-------------------------------------- ---------------------------------------------- -------------------------
                                       Ronald A Clarke and Martha R Clarke JTWROS              15.64%
                                       477 Simsbury Rd
                                       Bloomfield, CT  06002-2246
-------------------------------------- ---------------------------------------------- -------------------------
                                       Peter James Moran III & Joan Larson Moran               13.33%
                                       JTWROS
                                       180 Country Ln.
                                       Phoenixville, PA  19460
-------------------------------------- ---------------------------------------------- -------------------------
                                       SEI Private Trust Company Cust                           6.99%
                                       SEP IRA A/C Steven L. Gold
                                       43 Druce St
                                       Brookline MA 02445-5831
-------------------------------------- ---------------------------------------------- -------------------------
Small Cap Value Opportunities Fund     Charles Schwab & Co. Inc.                               60.06%
                                       Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp                        17.42%
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------

-------------------------------------- ---------------------------------------------- -------------------------
                                                     NAME AND ADDRESS                       PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                     FUND'S SHARES
-------------------------------------- ---------------------------------------------- -------------------------
TIP Healthcare & Biotechnology Fund    Charles Schwab & Co. Inc.                               56.95%
                                       Attn Mutual Funds / Team S
                                       4500 Cherry Creek Dr. S. Fl. 3
                                       Denver, CO 80209
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp                        17.39%
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty Street
                                       One World Financial Center
                                       New York, NY  10281
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Investor Services                               5.73%
                                       FBO 097-50000-19
                                       55 Water Street, 32nd Floor
                                       New York, NY  10041
-------------------------------------- ---------------------------------------------- -------------------------
International Equity Fund              Pitcairn Trust Company                                  68.36%
                                       Cash/Cash Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                  21.99%
                                       Cash/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
                                       Pitcairn Trust Company                                   9.58%
                                       Reinvest/Reinvest Capital Gains
                                       One Pitcairn Place Ste. 3000
                                       165 Township Line Rd.
                                       Jenkintown, PA 19046-3531
-------------------------------------- ---------------------------------------------- -------------------------
Strategic Value and High Income Fund   Muriel J. & Peter J. Moran TR                           45.12%
                                       U/A/ Dtd 2/12/1998
                                       Peter J. Moran Family Trust
                                       FBO N. Sharkey K. Borges, P. Moran III
                                       180 Country Ln
                                       Phoenixville, PA 19460-1703
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Financial Services Corp                        14.86%
                                       For the Exclusive Benefit of Our Customers
                                       200 Liberty St.
                                       One World Financial Center
                                       New York, NY 10281-1003
-------------------------------------- ---------------------------------------------- -------------------------
                                       National Investor Services                              11.86%
                                       FBO 097-50000-3299
                                       55 Water Street, 32nd Floor
                                       New York, NY 10041-3299
-------------------------------------- ---------------------------------------------- -------------------------

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust's independent registered public accounting firm, KPMG LLP, audits the Trust's annual financial statements. KPMG LLP is located at 1601 Market Street, Philadelphia, PA 19103, and serves as independent registered public accounting firm to the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Financial Statements for the fiscal year ended September 30, 2005, including the Report of KPMG LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Funds at 1-866-242-5743 or by writing to Constellation Funds, P.O. Box 219520, Kansas City, Missouri 64105-9520. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC's website at http://www.sec.gov.

               APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS

                     DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade
----------------

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade
-----------------

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond
---------------------

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond
----------------------

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:

         Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.



DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

                       APPENDIX B - PROXY VOTING POLICIES

                CONSTELLATION INVESTMENT MANAGEMENT COMPANY L.P.


                       Proxy Voting Policy and Procedures


Constellation Investment Management Company L.P. (CIMCO), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in CIMCO's care include shares of corporate stock, and except where the client has expressly reserved to itself the duty to vote proxies, it is CIMCO's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

CIMCO has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, CIMCO may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. CIMCO will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. CIMCO shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Since CIMCO primarily invests client assets using the assistance of multiple sub-advisers and does not directly manage or control client assets on a day-to-day basis, CIMCO does not anticipate there being any company meetings at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients. However, where client holdings include voting securities, a meeting of holders of such securities is convened, and CIMCO is expected to vote the proxies because of the absence of a sub-adviser or otherwise, CIMCO will take the following steps to carry out its fiduciary duties as to the client(s) and its assets:

         A. CIMCO will track all such shareholder meetings, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

         B. CIMCO will look primarily to research received from, or delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services. ISS is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

         C. CIMCO will periodically review the methods used by ISS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. CIMCO will periodically satisfy itself that ISS operates a system reasonably designed to identify all such meetings and to provide CIMCO with timely notice of the date, time and place of such meetings.

         D. CIMCO will further review the principles and procedures employed by ISS in making recommendations on voting proxies on each issue presented, and will satisfy itself that ISS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

         E. Notwithstanding its belief that ISS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for CIMCO's client accounts, CIMCO has the right and the ability to depart from a recommendation made by ISS as to a particular vote, slate of candidates or otherwise, and can direct ISS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. ISS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:


CIMCO is not affiliated with any company whose stock is publicly traded. While CIMCO believes that such circumstances generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, CIMCO will, by surveying the firm's employees or otherwise, determine whether CIMCO or any of its control affiliates has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to ISS on a given vote. CIMCO will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.


Obtaining Proxy Voting Information:

To obtain information on how CIMCO voted proxies, please contact:

         Constellation Investment Management Company L.P.
         1205 Westlakes Drive, Suite 280
         Berwyn, PA 19312
         Attention: John Canning
________________________________________________________________________________

Recordkeeping:

CIMCO shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records of votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by CIMCO that are material in making a proxy voting decision. Such records may be maintained with a third party, such as ISS, that will provide a copy of the documents promptly upon request.






Adopted as of this 1st day of June, 2005
________________________________________________________________________________

                        TURNER INVESTMENT PARTNERS, INC.

                       PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc. as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond. Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients. Obtaining Proxy Voting
Information:

To obtain information on how Turner voted proxies, please contact:

                  Andrew Mark, Director of Operations
                  and Technology Administration
                  c/o Turner Investment Partners, Inc.
                  1205 Westlakes Drive, Suite 100
                  Berwyn, PA 19312

Recordkeeping:

         Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

CHARTWELL INVESTMENT PARTNERS
PROXY VOTING POLICIES AND PROCEDURES
ADOPTED APRIL 11, 1997
AS AMENDED FEBRUARY 1, 2005

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by

ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue. In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

                         CLOVER CAPITAL MANAGEMENT, INC.


1. PROXY VOTING POLICIES

         Clover Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

         Clover Capital Management, Inc. ("Clover Capital") votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

         Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services "ISS", and utilizes its data and analysis to augment the work done by Clover Capital's relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital's clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

         BACKGROUND
         ----------

         Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

         Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

         RESPONSIBILITY
         --------------

         Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

         PROCEDURE
         ---------

         Clover Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

         VOTING PROCEDURES

         Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

         All proxies and ballots will be logged in upon receipt and the materials, which include ISS's proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital's analysts' proxy voting decisions.

         Clover Capital has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

         Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

         Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

         Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

         On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients' accounts and where appropriate will communicate with the management of such issuers.

         Periodically, or at least annually, the Clover Compliance Department will:

         Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

         When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

         Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

         When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures. Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

         DISCLOSURE

         Clover Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Clover Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

         Clover Capital Management, Inc. has also sent a Proxy Voting Policy summary to all existing clients who have previously received Clover Capital Management, Inc.'s Disclosure Document; or Clover Capital Management, Inc. may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

         CLIENT REQUESTS FOR INFORMATION

         All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Manager.

         In response to any request Clover Capital will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Clover Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

         VOTING GUIDELINES

         In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital's clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

         Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that an excessively dilutive effort offsets the benefits.

         Clover Capital will favor the annual election of directors.

         Clover Capital will oppose the re-incorporation of domestic companies into other nations.

         Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution's sponsor rather than designed to maximize shareholder value or improve a company's governance practices.

         Clover Capital will vote to retain a company's current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

         Clover Capital will vote against the creation of so called "poison pills" and for shareholder resolutions calling for their removal.

         Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

         Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

         Clover Capital will vote in favor of shareholder proposals calling for the replacement of "super majority" vote thresholds with simple majority vote requirements.

          CONFLICTS OF INTEREST

          Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

          Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company's securities for the client's benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm's employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital's vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

          RECORDKEEPING

          The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

          These policies and procedures and any amendments;

          Each proxy statement that Clover Capital Management, Inc. receives;

          A record of each vote that Clover Capital Management, Inc. casts;

          Any document Clover Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

          A copy of each written request from a client for information on how
             Clover Capital Management, Inc. voted such client's proxies, and a copy of any written response.

                        J.J.B. HILLIARD, W.L. LYONS, INC.
                     PROXY VOTING GUIDELINES AUGUST 1, 2003

Hilliard Lyons will vote all proxies in advisory accounts unless the client reserves the right to vote its securities. Proxies over which Hilliard Lyons has voting authority shall be voted in a manner consistent with the best economic interest of the client.

         The following is a series of guidelines outlining how Hilliard Lyons votes certain proposals in the absence of contrary instructions from a client. The guidelines address both management and shareholder proposals. To the extent an issue is not addressed below, Hilliard Lyons will determine on a case-by-case basis any proposals that may arise from management or shareholders.

MANAGEMENT'S PROPOSALS:
-----------------------

         To the extent that management's proposals do not infringe on shareholder rights, Hilliard Lyons generally supports management's position.

1. Standard Proposals
   ------------------

         Hilliard Lyons tends to support management's proposals to:
                  a. Elect the board of directors (uncontested election);
                  b. Select outside auditors;
                  c. Set the annual meeting date and location;
                  d. Establish dividend reinvestment plans;
                  e. Indemnify directors, officers and employees; and
                  f. Change the corporate name.

The following management proposals are voted on a case-by-case basis:

J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003

a. Eliminate preemptive rights or dual classes of stock;
b. Provide cumulative voting for directors; and
c. Change size of board.

2. Capitalization Proposals
   ------------------------

                  Many capitalization proposals are routine in nature and generally garner Hilliard Lyons' support. They include:

                  a. Increases in authorized common shares (within prescribed limitations);
                  b. Issuance of or increase in authorized preferred shares;
                  c. Adjustment of par value;
                  d. Flexible schedules of preferred dividends;
                  e. Repurchase requests; and
                  f. Stock splits or issuance of dividends.

3. Non-Salary Compensation Programs
   --------------------------------

                  The trend is toward plans with a wide variety of possible awards. Hilliard Lyons favors incentive plans based on performance, not tenure. Stock option and bonus plans will generally be supported if the option price is reasonable and the number of shares being authorized for issuance under the plan is less than 10% of the total outstanding stock. Hilliard Lyons supports stock or other non-salary plans that afford incentives, not risk-free rewards.

                  Hilliard Lyons tends to favor plans that afford the following:

                  a. Performance incentive;
                  b. Stock options;
                  c. Stock purchase; and
                  d. Thrift/Profit sharing/Savings.
                  Hilliard Lyons tends not to support plans that have:
                  a. Excessive dilution of over 10%;
                  b. Options awarded at deep discount to the market;
                  c. Permissive policies on pyramiding;
                  d. Restrictive stock plans that reward tenure; and
                  e. Repricing options.

 4. Anti-Takeover Measures
    ----------------------

                  Since virtually every equity investment is made with the intention of ultimate sale, Hilliard Lyons views charter and by-law amendments designed to thwart takeover attempts as undermining the prospects for realizing maximum appreciation, and thus, not in the best interest of shareholders. Accordingly HL tends to oppose anti-takeover measures, which include but are not limited to:

                  a. Fair pricing procedures;
                  b. Supermajority rules;
                  c. Board classification;
                  d. Bars to written consent;
                  e. Prohibit shareholder ability to call special meeting;
                  f. Incumbent-entrenchment measures;
                  g. Control share measures;
                  h. Dual class capitalization (unequal voting rights);
                  i. Proposal to change a company's state of incorporation; and
                  j. State anti-takeover statutes.

         Although Hilliard Lyons generally opposes the adoption of anti-takeover measures, the existence of such measures will not prevent an investment in a company which has adopted such measures.

SHAREHOLDER PROPOSALS:
----------------------

         Hilliard Lyons recognizes that shareholders regularly make various proposals that they perceive as offering social (and at times economic) benefits to both the corporation and society. Although Hilliard Lyons acknowledges that economic and social considerations are often closely intertwined, in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.


     As a rule, if management offers a reasonable response to these shareholder socioeconomic proposals, Hilliard Lyons generally supports their position.

1. Corporate Governance
   --------------------

     Hilliard Lyons' voting is mainly determined by financial and economic considerations. Therefore, Hilliard Lyons would tend to vote against shareholder proposals to:

                  a. Rotate annual meeting site;
                  b. Limit tenure of outside directors;
                  c. Curb corporate philanthropy;
                  d. Require position of Chairman and CEO to be held by
                     different persons; or
                  e. Restore preemptive rights.

    Hilliard Lyons considers the following shareholder proposals on a case-by-case basis:

                  a. Disclose political\charitable contributions;
                  b. Disclose executives' government ties;
                  c. Board representation by some minority group; and
                  d. Require directors to own stock.

2. Anti-Shark Repellent Measures
   -----------------------------

    Hilliard Lyons judges shareholders' attempts to undo "poison pills" or other anti-takeover measures and votes on such proposals on a case-by-case basis.


TENDER OFFERS, MERGERS
----------------------

         Hilliard Lyons evaluates tender offers for stock holdings, mergers, corporate restructuring (leveraged buyouts, spin-offs, asset sales, liquidations) on a case-by-case basis.

INTERNATIONAL PROXY VOTING
--------------------------

         Hilliard Lyons will vote proxies for international holdings in a prudent manner and in the best interests of its accounts. As noted above, Hilliard Lyons will vote proxies unless positive reasons call for not voting. In evaluating international issues the Committee will consider the costs and benefits to be gained and all relevant circumstances. The difficulty and expense of voting the proxy in relation to the benefit to the account is a relevant factor.

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

Hilliard Lyons is part of The PNC Financial Services Group. In order to avoid potential conflicts of interests between Hilliard Lyons and its affiliates and any clients of Hilliard Lyons, Hilliard Lyons votes in accordance with this predetermined policy, generally in accordance with the recommendations of an independent third party. Hilliard Lyons documents the reasons for any variations from this general policy in order to verify that the variation was not the product of any conflict.

RESPONSIBILITY
--------------

The Hilliard Lyons Proxy Voting Committee (the "Committee") shall have responsibility for updating these policies, identifying potential conflicts, making voting decisions, ensuring that proxies are voted timely and maintaining appropriate records in accordance with applicable law. The Committee may engage a third party to assist it in fulfilling its responsibilities.

DISCLOSURE
----------

Hilliard Lyons will include a summary of these policies in its Form ADV (or an equivalent disclosure brochure) and will provide a copy to clients upon request. A copy of this policy may also be available on the Hilliard Lyons' website. Hilliard Lyons will also disclose to clients how to obtain voting information in its Form ADV

J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003 ADV (or an equivalent disclosure brochure). Copies of votes cast in regard to shares held by mutual fund advised by Hilliard Lyons will be made available to mutual fund shareholders in accordance with SEC regulations.




-----------------
* The existence of a material conflict of interest will not affect an analyst's determination that it is in the best interests of clients not to vote a proxy.

                         PITCAIRN INVESTMENT MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES
                                    JUNE 2003

I.   BACKGROUND


Pitcairn Investment Management ("PIM"), a separately identified division of Pitcairn Trust Company, serves as investment adviser to the Pitcairn Funds pursuant to the Investment Advisory Agreement dated as of August 4, 2000 between the Pitcairn Funds and PIM (the "Advisory Agreement"). The Advisory Agreement provides that PIM will manage the investment operations and composition of assets of each fund, and have supervisory responsibility for funds whose assets are managed by sub-advisers. PIM votes proxies for securities held in funds for which it directly manages the assets, and PIM has delegated to each sub-adviser the power to vote proxies with respect to fund assets managed by the sub-adviser, in the best interest of such fund.

Pursuant to recent rules adopted by the Securities and Exchange Commission (the "SEC"), fund advisers who exercise proxy voting authority must (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interests of the fund and its shareholders, (ii) disclose to fund shareholders certain information about those policies and procedures, (iii) maintain certain records relating to proxy voting, and (iv) assist the fund in making its voting record publicly available and available to fund shareholders upon request.

II.  SUMMARY OF POLICIES AND PROCEDURES


         A. Duty to the Funds and the Shareholders; Delegation to Subadvisers

PIM's policy is to vote fund portfolio securities for which it has discretionary voting authority solely in the best economic interest of the fund and its shareholders, without regard to its own interests or those of PTC or its affiliates. When PIM has retained a subadviser to manage assets of a Fund, PIM delegates to the subadviser the authority to vote securities held in the portfolio managed by the subadviser, according to the subadviser's proxy voting policies and procedures as approved by the Funds' Board of Trustees.

         B.  Administration

In response to these SEC rules, PIM established the Investment Management Committee (the "IMC"), consisting of designated portfolio managers and research analysts of PIM and PIM's Chief Investment Officer ("CIO"), to carry out the provisions of the rules as they relate to PIM as a registered investment adviser, and its client, the Pitcairn Funds. The IMC may act by a majority vote of members present, or the CIO may act for the IMC.

         C.  Retention of ISS

Pitcairn Trust Company, on behalf of PIM, has engaged an independent third party proxy voting service, Institutional Shareholder Services, Inc. ("ISS"), to assist PIM in fulfilling its duties. It is PIM's policy that proxies generally will be cast in accordance with the guidelines and recommendations of ISS, whose research PIM believes to be detailed, substantial and impartial. PIM believes that voting in this manner will avoid material conflicts of interest, since votes will be cast without consideration of any PIM or PTC client relationship issues. PIM has adopted procedures, set forth below, for the review of ISS's research and recommendations, and the processing and voting of proxies for those situations where the IMC has determined that it is in the best interests of the Fund and its shareholders to override a recommendation made by ISS.

         D.  Information Barriers

It is the policy of PIM that persons employed by PIM, PTC, or their affiliates who are not identified in these procedures as playing a role with respect to voting Fund securities are prohibited from communicating with any IMC member with regard to the voting of such securities. If such a person makes such a prohibited communication, the IMC member contacted will immediately report the communication to the General Counsel (or Compliance Officer) of PTC who will determine whether PIM should treat the proxy in question as one involving a material conflict of interest to be referred to the Proxy Committee of the Board of Pitcairn Funds, and whether the IMC member who was contacted should recuse himself/herself from all further matters regarding the proxy (recusal would be the case in every instance where the communication would reasonably be interpreted as for the purpose of influencing PIM's vote).

         E.  Resolutions of Conflicts of Interest

As indicated above (C. Retention of ISS), voting in accordance with the recommendation of an independent third party will eliminate the possibility that the vote will be influenced by interests of PIM.

Where the IMC decides that the ISS recommendation is not in the best interests of the Funds, and thus to vote otherwise than in accordance with the ISS recommendation, the IMC will review the proxy vote in question to determine whether PIM, PTC or PTC's affiliates have a material conflict of interest with the Funds with respect to the vote. Such a conflict may exist where a proponent or known supporter of the proposal (or other third party with a material interest in the outcome) is a business client of PIM or PTC, and will be presumed to exist where such a business client accounts for, or is expected to account for, 1% or more of PTC's gross revenues for a 12 month period. A material conflict may also exist where a member of the IMC has a business or personal relationship with a person or entity involved in the vote in question, or where another officer of PIM or PTC has such a relationship that is known to the IMC. If the IMC determines that there is a material conflict of interest with respect to the proxy vote in question, the IMC will submit the proposed vote to the Proxy Committee of the Board of the Pitcairn Funds for the consent of the Proxy Committee. The proposal will include (a) a description of the vote in question, (b) the IMC's reasons for believing that the ISS recommendation is not in the best interests of the Funds, and support for IMC's recommendation; and (c) a full description of the conflict of interest.

III. ROLES OF PERSONNEL OF PIM


         A.  THE MANAGER, INVESTMENT ADMINISTRATION (THE "MANAGER")

The Manager has primary responsibility for monitoring corporate actions and meeting dates and ensuring that determinations are made on a timely basis to vote proxies for securities held in those funds managed by PIM (as opposed to a sub-adviser), and that such votes are submitted in a timely manner. The Manager's duties include the following:

     Monitoring meeting dates of companies whose stock is held in a fund, reviewing matters to be voted on, and performing a preliminary review of the pre-determined guidelines and recommendations of the third party proxy service;
     Identifying those non-routine matters where the Investment Management
         Committee or CIO of PIM has indicated that PIM may wish to conduct additional review to determine whether the recommendation set forth in ISS's guidelines is in the best interest of the Funds, and notifying the IMC and CIO accordingly;
     Serving as the liaison between PIM and its third-party service providers, including the custodian for the funds and ISS, which will cast proxy votes and maintain records necessary to satisfy SEC reporting requirements;
     Coordinating with the custodian/securities lending agent the termination of securities on loan in order that proxies can be voted in accordance with the securities lending procedures of the Pitcairn Funds;
     Coordinating efforts with the sub-advisers and third party service providers to enable the Pitcairn Funds to complete and file SEC Form N-PX in a timely manner;
     Maintaining records for each voting proposal as required by law (or verifying that ISS has maintained such records).

         B.  THE INVESTMENT MANAGEMENT COMMITTEE (THE "IMC")

The IMC is responsible for the following:
              Determining that a particular issuer or non-routine proposal warrants special scrutiny, reviewing such matters, and, in such cases, determining whether the ISS recommendation is in the best interests of the Funds;
              Identifying material conflicts of interest in accordance with
                  Section II.E.
              Referring the proxy voting of a matter involving such a material conflict to the Proxy Committee of the Board of the Pitcairn Funds and preparing the submission described in Section II.E; and
              Maintaining appropriate documentation.

         C. The Proxy Committee of the Board of the Pitcairn Funds ("Proxy Committee")

The Proxy Committee is responsible for evaluating the material conflicts of interest presented to it by the CIO and either consenting to the recommendation made by the CIO, or directing the CIO how to cast the vote on the particular matter (which may include a determination to vote in accordance with the recommendation of ISS).

IV.      DISCLOSURE OF VOTING RECORDS OF PIM


PIM will furnish to each of its advisory clients (currently the Pitcairn Funds) a copy of its proxy voting policy and procedures, and the proxy voting history for the client account after the votes have been recorded. Requests may be made in writing to:

                         Pitcairn Investment Management
                    Attn.: Manager, Investment Administration
                         One Pitcairn Place, Suite 3000
                              Jenkintown, PA 19046

Or via email request to ml6018@pitcairn.com, or by calling (215) 881-6018.

     RECORDKEEPING


         A.  Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, PIM shall maintain the following records:

         PIM's Proxy Voting Policy; and

               RECORDS OF FUND CLIENT REQUESTS FOR PIM PROXY VOTING INFORMATION.


         B. Records for PIM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act PIM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

         1. Proxy statements received regarding matters it has voted on behalf of Fund clients;


         2.       Records of votes cast by PIM; and


         3. Copies of any documents created by PIM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If PIM utilizes the services of a third party for maintaining the records above specified, PIM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

         C.  Records Pertaining to Sub-Adviser Proxy Policies

PIM will cause each sub-adviser and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain a copy of each subadviser's proxy voting policy, as amended from time to time.


         D.  Time Periods for Record Retention

All books and records required to maintain under this Section V. will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of PIM.

                         SANDS CAPITAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------
                          (AS AMENDED ON MAY 24, 2004)

         Sands Capital Management, Inc. (the "Adviser") has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), and other applicable laws and regulations.

         1.       GENERAL STATEMENT OF POLICY

         The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser's authority to vote proxies is established by the investment management agreement with the client.

         The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

         The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

         2.       PROXY COMMITTEE; PROXY VOTING GUIDELINES

         The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

         The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser's Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

         The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

         3.       PROXY VOTING PROCEDURE

         The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

         Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

         The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

         4.       CONFLICTS OF INTEREST

         The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

         Whenever an analyst determines that it is in a client's best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

                  A.       Identifying Conflicts of Interest

         For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser's employees, and other information actually known by a member of the Proxy Committee.

         The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

                  1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for the Adviser to vote in favor of management.

                  2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

                  3. Contact with Proxy Committee Members - If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser's [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

                  B. Determining Whether a Conflict is Material

         In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

                  C.       Voting Proxies Involving a Material Conflict

         In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

         The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

         The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

         5.       DISCLOSURE

         In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted. It is the Adviser's general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

         6.       RECORD RETENTION

         The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.


Attachments

          Schedule A   -  Members of the Proxy Committee

          Exhibit 1    -  Sands Capital Management, Inc. Proxy Voting Guidelines




-----------------
* The existence of a material conflict of interest will not affect an analyst's determination that it is in the best interests of clients not to vote a proxy.

                                   SCHEDULE A



                         Members of the Proxy Committee
                         ------------------------------

              Robert C. Hancock, Chief Compliance Officer - Member
         David E. Levanson, Research Analyst, Portfolio Manager - Member
           Sharon Kedar, Research Analyst, Portfolio Manager - Member
                 Dana M. McNamara, Director of Client Services -
                       Committee Chairperson and Secretary

                                    EXHIBIT 1



                         SANDS CAPITAL MANAGEMENT, INC.

                             PROXY VOTING GUIDELINES
                             -----------------------


         One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A.  VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

  o Long-term corporate performance record relative to a market index;
  o Composition of board and key board committees;
  o Corporate governance provisions and takeover activity;
  o Board decisions regarding executive pay;
  o Director compensation;

  B. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C.  VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

  o long-term financial performance of the target company relative to its industry;
  o management's track record;

  o background to the proxy contest;
  o qualifications of director nominees (both slates);
  o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
  o stock ownership positions.

     SIZE OF THE BOARD

     Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


                           III. PROXY CONTEST DEFENSES


CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

     POISON PILLS
         The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

         We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

     FAIR PRICE PROVISIONS

         Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

         We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

         We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     GREENMAIL

     Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

     We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     SUPERSTOCK

     Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

     We will review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of "superstock".

     E.  SUPERMAJORITY RULES

     Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

              Supermajority Shareholder Vote Requirement to Approve Mergers

              We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

              We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

       SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

              We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

              We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     F.  BOARD CLASSIFICATION

     High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

     We vote AGAINST proposals to classify the board.

     We vote FOR proposals to repeal classified boards and elect all directors annually.


                     IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A.  COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B.  DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.


                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.


                             STATE OF INCORPORATION

A.  VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                      MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. CHANGING CORPORATE NAME

We generally vote FOR changing the corporate name.

                       IX. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

          Ecological issues, including toxic hazards and pollution of the air and water;

          Employment practices, such as the hiring of women and minority groups;

          Product quality and safety;

          Advertising practices;

          Animal rights, including testing, experimentation and factory farming;

          Military and nuclear issues; and

          International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

                     AXA ROSENBERG INVESTMENT MANAGEMENT LLC
                      PROXY VOTING PROCEDURES AND POLICIES

STATEMENT OF PROXY VOTING

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC's and its advisory affiliates' (collectively, "AXA Rosenberg") policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

The client relationships in which AXA Rosenberg will vote the proxies include:

   |X| Employee benefit plans and other clients subject to ERISA;
   |X| Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;
   |X| Certain registered investment companies advised or sub-advised by AXA
       Rosenberg; and
   |X| Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

PROXY VOTING PROCEDURES

AXA Rosenberg has retained third party service providers (the "Service Providers") to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

   1.  Keep a record of each proxy received;
   2. Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;
   3. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client's account.

CONFLICTS OF INTEREST

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will instruct the Service Providers to vote proxies in our clients' best interests unless specifically instructed by a client to vote proxies for that client's account in a particular manner.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg's ability to vote proxies for our clients. For example, countries that require "share blocking," require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if we determine that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, we may abstain from voting those shares.

DISCLOSURE

AXA Rosenberg will include a copy of these policies and procedures in its Form ADV Part II. Additionally, upon request, on an annual basis, AXA Rosenberg will provide its clients with the proxy voting record for that client's account.

                      DIAMOND HILL CAPITAL MANAGEMENT, INC

                      PROXY VOTING POLICIES AND PROCEDURES


ADOPTED JULY 29, 2003

The Securities and Exchange Commission's (the "Commission") adoption of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2), pursuant to the Investment Advisers Act of 1940 (the "Act"), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter "we" or "our") has adopted the following Proxy Voting Policies and Procedures with regard to companies in our clients' investment portfolios.


Key Objective

The key objective of our Proxy Voting Policy and Procedures is to maximize the value of the stock held in our clients' portfolios. These policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors, we also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company's performance and to make informed decisions about the purchase and sale of the company's securities.

Decision Methods

We generally believe that the individual portfolio managers involved in the selection of stocks are the most knowledgeable and best suited to make decisions with regard to proxy votes. We therefore rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company, and vote in keeping with our primary objective of maximizing shareholder value over the long run.


CONFLICTS OF INTEREST
---------------------

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with our Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent Trustees, consistent with the Diamond Hill Funds Proxy Voting Policies and Procedures.


Summary Of Proxy Voting Guidelines

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. Additionally, key board committees should be entirely independent.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors
--------------------------------

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.


EQUITY-BASED COMPENSATION PLANS
-------------------------------

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

         1.   Requiring senior executives to hold stock in a company.

         2. Requiring stock acquired through option exercise to be held for a certain period of time.

         3.   Using restricted stock grants instead of options.

         4. Awards based on non-discretionary grants specified by the plan's terms rather than subject to management's discretion.



While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

         1.   Annual option grants that would exceed 2% of outstanding shares.

         2. Ability to issue options with an exercise price below the stock's current market price.

         3.   Automatic share replenishment ("evergreen") feature.

         4. Authorization to permit the board of directors to materially amend a plan without shareholder approval.

         5. Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's affect on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

SHAREHOLDER RIGHTS PLANS
------------------------

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term (5 years or less) "sunset" provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders,
(iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

Client Information

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 614-255-3333. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

         In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities. We may receive, and therefore vote, a proxy for the total number of shares held by all clients in a particular issuer, rather than a proxy for each individual client's holding.

                            PART C: OTHER INFORMATION

Item 23. Exhibits:

         (a)(1) Registrant's Agreement and Declaration of Trust dated October 25, 1993, is incorporated by reference to Exhibit (a)(1) to the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission ("SEC") on November 24, 1998.

         (a)(2) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993, is incorporated by reference to Exhibit (a)(2) to the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

         (a)(3) Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994, is incorporated by reference to Exhibit (a)(3) to the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

         (a)(4) Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997, incorporated by reference to Exhibit
                  (1)(d) to the Registrant's Post-Effective Amendment No. 5 as filed with the SEC on December 16, 1997.

         (a)(5) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998, is incorporated by reference to Exhibit
                  (a)(5) to the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

         (a)(6) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated December 10, 1998 is incorporated by reference to Exhibit (a)(6) to the Registrant's Post-Effective Amendment No. 10 as filed with the SEC on January 27, 1999.

         (a)(7) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated March 24, 2004 is incorporated by reference to Exhibit (a)(7) to the Registrant's Post-Effective Amendment No. 18 as filed with the SEC on May 3, 2004.

         (b) Amended and Restated By-Laws of the Trust, as revised November 18, 2004, are incorporated by reference to Exhibit (b) to the Registrant's Post-Effective Amendment No. 26 as filed with the SEC on April 14, 2005.

         (c)      Not applicable.

         (d)(1) Investment Advisory Agreement between the Registrant and Constellation Investment Management Company LP dated March 4, 2004, with schedules amended through January 20, 2006, is filed herewith.

         (d)(2) Sub-Advisory Agreement between Constellation Investment Management Company LP and Turner Investment Partners, Inc. dated March 4, 2004, with schedules amended through January 20, 2006, is filed herewith.

         (d)(3) Sub-Advisory Agreement between Constellation Investment Management Company LP and Clover Capital Management, Inc. dated May 7, 2004, with schedules amended through January 20, 2006, is filed herewith.

         (d)(4) Sub-Advisory Agreement between Constellation Investment Management Company LP and Chartwell Investment Partners dated May 7, 2004, with schedules amended through December 30, 2005, is filed herewith.

         (d)(5) Sub-Advisory Agreement between Constellation Investment Management Company LP and Hilliard Lyons Asset Management dated April 30, 2004, with schedules amended through September 16, 2005, is filed herewith.

         (d)(6) Sub-Advisory Agreement between Constellation Investment Management Company LP and Pitcairn Investment Management dated August 1, 2004, with schedules amended through June 24, 2005, is filed herewith.

         (d)(7) Sub-Advisory Agreement between Constellation Investment Management Company LP and Sands Capital Management dated August 1, 2004, with schedules amended through August 19, 2005, is filed herewith.

         (d)(8) Sub-Advisory Agreement between Constellation Investment Management Company LP and AXA Rosenberg Investment Management dated December 23, 2005, is filed herewith.

         (d)(9) Sub-Advisory Agreement between Constellation Investment Management Company LP and Diamond Hill Capital Management Inc. dated December 21, 2005, is filed herewith.

         (e)(1) Distribution Agreement between the Registrant and Constellation Investment Distribution Company, Inc., is incorporated by reference to Exhibit (e)(2) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

         (f)      Not applicable.

         (g) Amended and Restated Custodian Services Agreement between the Registrant and PFPC Trust Company as of July 22, 2004 is filed herewith.

         (h)(1) Administration Agreement between the Registrant and Constellation Investment Management Company LP is incorporated by reference to Exhibit (h)(3) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

         (h)(2) Sub-Administration Agreement between Constellation Investment Management Company and SEI Investments Global Funds Services is filed herewith.

         (h)(3) Agency Agreement between the Registrant and DST Systems, Inc., dated September 30, 2004, is filed herewith.

         (h)(4) Fee Waiver Agreement between Constellation Funds and Constellation Investment Management Company, LP effective as of January 31, 2005 is incorporated by reference to Exhibit
                  (h)(10) to the Registrant's Post-Effective Amendment No. 26 as filed with the SEC on April 14, 2005.

         (i)     Opinion of Morgan, Lewis & Bockius LLP, is filed herewith.

         (j)      Consent of KPMG LLP, is filed herewith.

         (k)      Not applicable.

         (l)      Not applicable.

         (m)(1) Distribution Plan with respect to the Class II Shares is incorporated by reference to Exhibit (m) to the Registrant's Post-Effective Amendment No. 18 as filed with the SEC on May 3, 2004.

         (m)(2) Amended and Restated Distribution and Shareholder Services Plan with respect to the Class II Shares, revised as of January 2006 is filed herewith.

         (n)      Amended Rule 18f-3 Plan is filed herewith.

         (o)      Not applicable.

         (p)(1)   Code of Ethics for the Registrant is filed herewith.

         (p)(2) Code of Ethics for Constellation Investment Management Company LP is filed herewith.

         (p)(3) Code of Ethics for Turner Investment Partners, Inc. is incorporated by reference to Exhibit (p)(3) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

         (p)(4) Code of Ethics for Clover Capital Management, Inc. is incorporated by reference to Exhibit (p)(4) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

         (p)(5) Code of Ethics for Chartwell Investment Partners is incorporated by reference to Exhibit (p)(5) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

         (p)(6) Code of Ethics for Hilliard Lyons Asset Management is incorporated by reference to Exhibit (p)(7) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

         (p)(7) Code of Ethics for Pitcairn Investment Management is incorporated by reference to Exhibit (p)(8) to the Registrant's Post-Effective Amendment No. 21 as filed with the SEC on August 6, 2004.

         (p)(8) Code of Ethics for Sands Capital Management is incorporated by reference to Exhibit (p)(12) to the Registrant's Post-Effective Amendment No. 21 as filed with the SEC on August 6, 2004.

         (p)(9) Code of Ethics for AXA Rosenberg Investment Management is filed herewith.

         (p)(10) Code of Ethics for Diamond Hill Capital Management, Inc. is filed herewith.

         (p)(11) Personal Trading Policy/Code of Ethics for Constellation Investment Distribution Company. Inc., dated March 1, 2004, is incorporated by reference to Exhibit (p)(13) to Registrant's Post-Effective Amendment No. 26 as filed with the SEC on April 14, 2005.

         (q)(1) Powers of Attorney for Ronald W. Filante, John H. Grady, Alfred C. Salvato and Janet Sansone are filed herewith.

         (q)(2) Power of Attorney for Eric Kleinschmidt is incorporated by reference to Exhibit (q)(3) to the Registrant's Post-Effective Amendment No. 26 as filed with the SEC on April 14, 2005.

Item 24. Persons Controlled by or Under Common Control with Registrant:

                  See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

Item 25. Indemnification:

         Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser:

Constellation Investment Management Company LP
----------------------------------------------


Constellation Investment Management Company LP ("CIMCO") is investment adviser for the Trust and the investment manager to Constellation Institutional Portfolios. CIMCO also serves as administrator to the Trust. The principal address for CIMCO is 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. CIMCO is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Except as stated below, no director, officer or partner of CIMCO has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION WITH                                                     POSITION WITH OTHER
COMPANY                              OTHER COMPANY                         COMPANY
----------------------               -------------                         --------------------
John H. Grady                        Turner Investment Partners, Inc.      General Counsel and COO
Chief Executive Officer and Chief
Compliance Officer                   CIDCO                                 Director, President and Chief
                                                                           Compliance Officer

Peter Moran                          Turner Investment Partners, Inc.      Principal and Director of
President                                                                  Intermediary Distribution

Francis Joseph McAleer               Pilgrim Baxter & Associates           Senior Vice President, Head of
Executive Vice President,                                                  Distribution
Distribution                         CIDCO                                 Senior Vice President

Amy Denise Duling                    Turner Investment Partners, Inc.      National Account Director
Executive Vice President,
Marketing and Product Management

John H. Leven                        SEI Investments                       Account Director
Chief Financial Officer              CIDCO                                 Financial Operations Principal

Turner Investment Partners, Inc.
--------------------------------

Turner Investment Partners, Inc. ("Turner") is the investment sub-adviser for the Constellation TIP Healthcare & Biotechnology and Constellation TIP Mid Cap Funds and one of two sub-advisers for the Constellation Small Cap Value Opportunities Funds. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Turner has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of Turner advisory affiliates.

NAME AND POSITION WITH                                                     POSITION WITH OTHER
COMPANY                              OTHER COMPANY                         COMPANY
----------------------               -------------                         --------------------
Thomas R. Trala                      Turner Funds                          President
Chief Financial and Operating
Officer, Secretary

Robert E. Turner, Jr.                Bradley University                    Trustee
Chairman, Chief Investment Officer,  Peoria, IL
Chief Executive Officer
                                     Turner Funds                          Trustee

                                     The Crossroads School                 Trustee
                                     (Paoli, PA)

Clover Capital Management, Inc.
-------------------------------

Clover Capital Management, Inc. ("Clover") is the investment sub-adviser for the Constellation Clover Core Value, Constellation Clover Small Cap Value and Constellation Clover Core Fixed Income Funds. The principal address of Clover is 400 Meridian Centre, Ste 200, Rochester, NY 14618. Clover is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Clover has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION WITH                                                     POSITION WITH OTHER
COMPANY                              OTHER COMPANY                         COMPANY
----------------------               -------------                         --------------------
James G. Gould                       Alesco Advisors LLC                   President, Director
Director

Stephen Carl                         CPAC, Inc.                            Director
Chief Operating Officer
                                     Alesco Advisors LLC                   Director

Michael E. Jones                     Alesco Advisors LLC                   Director
Chief Executive Officer

Chartwell Investment Partners
-----------------------------

Chartwell Investment Partners ("Chartwell") is the investment sub-adviser for the Constellation Chartwell Ultra Short Duration Fixed Income and Constellation Chartwell Short Duration Fixed Income Funds. The principal address of Chartwell is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. Chartwell is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Chartwell has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION WITH                                                     POSITION WITH OTHER
COMPANY                              OTHER COMPANY                         COMPANY
----------------------               -------------                         --------------------
Edward N. Antoian                    Zeke, L.P.                            General Partner
Managing Partner/Portfolio Manager

Pitcairn Investment Management
------------------------------

Pitcairn Investment Management ("Pitcairn") is the investment sub-adviser for the Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds. The principal address of Pitcairn is One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. Pitcairn is an investment adviser registered under the Advisers Act. Pitcairn is a "separately identifiable division" (within the meaning of that term in section 202(a)(11)(A) of the Advisers Act) of Pitcairn Trust Company ("PTC"). For the past two fiscal years, no director, officer or partner of Pitcairn has been engaged in any other business or profession of a substantial nature, except to the extent that they have also served PTC in the same or similar capacities.

Sands Capital Management, LLC
-----------------------------

Sands Capital Management, LLC ("Sands Capital") is the sub-adviser for the Constellation Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1100 Wilson Blvd., Suite 3050, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Sands Capital has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION WITH                                                     POSITION WITH OTHER
COMPANY                              OTHER COMPANY                         COMPANY
----------------------               -------------                         --------------------
Robert C. Puff, Jr.                  Affiliated Managers Group, Inc.       Director
Director                             600 Hale Street
                                     Prides Crossing, MA  01965

Hilliard Lyons Asset Management
-------------------------------

Hilliard Lyons Asset Management ("HLAM") serves as sub-adviser for the Constellation HLAM Large Cap Quality Stock Fund. The principal business address for HLAM is Hilliard Lyons Center, 501 South Fourth Street, Louisville, KY 40202. HLAM is a registered investment adviser under the Advisers Act. Except as stated below, no director, officer or partner of HLAM has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION WITH                                                     POSITION WITH OTHER
COMPANY                              OTHER COMPANY                         COMPANY
----------------------               -------------                         --------------------
William S. Demchak                   Black Rock, Inc.                      Director
Director, Vice Chairman and Chief
Finance Officer

Joseph C. Guyaux                     DQE                                   Director
Director, President

AXA Rosenberg Investment Management
-----------------------------------

AXA Rosenberg Investment Management ("AXA Rosenberg") serves as sub-adviser for the Constellation International Equity Fund. The principal business address for AXA Rosenberg is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg is a registered investment adviser under the Advisers Act. No director, officer or partner of AXA Rosenberg has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director of Barr Rosenberg Research Center, an affiliate of AXA Rosenberg.

Diamond Hill Capital Management
-------------------------------


Diamond Hill Capital Management ("Diamond Hill") serves as one of two sub-advisers for the Constellation Small Cap Value Opportunities Fund. The principal business address of Diamond Hill is 375 N. Front Street, Suite 300, Columbus, OH 43215. Diamond Hill is a registered investment adviser under the Advisers Act. Diamond Hill also serves as administrator to their affiliated investment company, the Diamond Hill Funds. No director, officer or partner of Diamond Hill has been engaged in any other business or profession of a substantial nature during the past two fiscal years.


Item 27.

(a) Constellation Investment Distribution Company Inc. also acts as principal underwriter of shares of:

         CIP JSAM Large Cap Value Portfolio
         CIP JSAM Value Portfolio
         CIP Sands Capital Institutional Growth Portfolio

(b)

         NAME AND PRINCIPAL BUSINESS
         ADDRESS*                             POSITION WITH UNDERWRITER           POSITION WITH FUND
         ---------------------------          -------------------------           ------------------
         John H. Grady                        Director, President, and Chief      Trustee and President
                                              Compliance Officer

         Francis McAleer                      Senior Vice President               Vice President

         * The address for each person listed above is 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312.

(c)      None.

Item 28.  Location of Accounts and Records.

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a)      With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b);
                  (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's
                  Custodian:

                     PFPC Trust Company
                     8800 Tinicum Blvd, 3rd Floor
                     Philadelphia, PA 19153

         (b)      With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
                  (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the
                  required books and records are maintained at the offices of the Registrant's Administrator: and Sub-Administrator

                     Constellation Investment Management Company, LP. 1205 Westlakes Drive, Suite 280
                     Berwyn, PA 19312

                     SEI Investments Mutual Funds Services
                     One Freedom Valley Drive
                     Oaks, PA 19456

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisers:

                     Turner Investment Partners, Inc.
                     1205 Westlakes Drive, Suite 100
                     Berwyn, PA 19312

                     Constellation Investment Management Company LP 1205 Westlakes Drive, Suite 280
                     Berwyn, PA 19312

                     Clover Capital Management, Inc.
                     400 Meridian Centre, Ste 200
                     Rochester, NY 14618

                     Chartwell Investment Partners
                     1235 Westlakes Drive, Suite 400
                     Berwyn, PA 19312

                     Pitcairn Investment Management
                     One Pitcairn Place, Suite 3000
                     165 Township Line Road
                     Jenkintown, PA 19046

                     Sands Capital Management, LLC
                     1100 Wilson Blvd, Suite 3050
                     Arlington, VA 22209

                     Hilliard Lyons Asset Management
                     Hilliard Lyons Center
                     501 South Fourth Street
                     Louisville, KY 40202

                     AXA Rosenberg Investment Management LLC
                     4 Orinda Way, Building E
                     Orinda, CA  94563

                     Diamond Hill Capital Management, Inc.
                     375 N. Front Street, Suite 300
                     Columbus, OH  43215

Item 29.  Management Services: None

Item 30.  Undertakings: None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act, and that it has duly caused this Post-Effective Amendment No. 27 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Berwyn, Commonwealth of Pennsylvania on the 30th day of January, 2006.

                                                     CONSTELLATION FUNDS


                                                     By:      /s/ John H. Grady
                                                              -----------------
                                                              John H. Grady
                                                              President



Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         *                  Trustee                   January 30, 2006
---------------------
Alfred C. Salvato


         *                  Trustee                   January 30, 2006
---------------------
Ronald W. Filante


         *                  Trustee                   January 30, 2006
---------------------
Janet F. Sansone


/s/ John H. Grady           Trustee and               January 30, 2006
---------------------
John H. Grady               President


         *                  Controller and            January 30, 2006
---------------------
Eric Kleinschmidt           Chief Financial
                            Officer


* By:    /s/ John H. Grady
         -----------------
         John H. Grady
         Attorney-in-Fact (Pursuant to Power of Attorney)

                                  EXHIBIT INDEX

Name                                                              Exhibit Number
--------------------------------------------------------------------------------

Investment Advisory Agreement between Constellation                   EX-99.D1
Funds and Constellation Investment Management Company, LP

Sub-Advisory Agreement between Constellation Investment
Management Company, LP and Turner Investment Partners                 EX-99.D2

Sub-Advisory Agreement between Constellation Investment
Management Company, LP and Clover Capital Management                  EX-99.D3

Sub-Advisory Agreement between Constellation Investment
Management Company, LP and Chartwell Investment Partners              EX-99.D4

Sub-Advisory Agreement between Constellation Investment
Management Company, LP and Hilliard Lyons Asset Management            EX-99.D5

Sub-Advisory Agreement between Constellation Investment
Management Company, LP and Pitcairn Investment Management             EX-99.D6

Sub-Advisory Agreement between Constellation Investment
Management Company, LP and Sands Capital Management                   EX-99.D7

Sub-Advisory Agreement between Constellation Investment
Management Company, LP and AXA Rosenberg Investment Management        EX-99.D8

Sub-Advisory Agreement between Constellation Investment
Management Company, LP and Diamond Hill Capital Management            EX-99.D9

Custodian Agreement                                                    EX-99.G

Agency Agreement                                                      EX-99.H3

Opinion of Counsel                                                     EX-99.I

Consent of KPMG LLP                                                    EX-99.J

Amended and Restated Distribution and Shareholder
Services Plan                                                          EX-99.M2

Amended Rule 18f-3 Plan                                                EX-99.N

Code of Ethics for Constellation Investment
Management Company, LP                                                EX-99.P2

Code of Ethics for AXA Rosenberg Investment Management                EX-99.P9

Code of Ethics for Diamond Hill Capital Management                   EX-99.P10

Powers of Attorney                                                    EX-99.Q1